SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-52322)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 65    [X]
and
REGISTRATION STATEMENT (No. 811-2546)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 65  [X]
Fidelity Commonwealth Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (  ) on (                               ) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (X) on June 19, 1998 pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY COMMONWEALTH TRUST:
FIDELITY SMALL CAP SELECTOR
(FORMERLY FIDELITY SMALL CAP STOCK FUND)

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1             ..............................     Cover Page

2     a       ..............................     Expenses

      b, c    ..............................     Contents; The Fund at a Glance; Who May Want to
                                                 Invest

3     a       ..............................     *

      b       ..............................     *

      c, d    ..............................     Performance

4     a       i.............................     Charter

              ii...........................      The Fund at a Glance; Investment Principles and
                                                 Risks;  Fundamental Investment Policies & Risks

      b       ..............................     Investment Principles and Risks

      c       ..............................     Who May Want to Invest; Investment Principles
                                                 and Risks

5     a       ..............................     Charter

      b       i.............................     Cover Page; The Fund at a Glance; Charter; Doing
                                                 Business with Fidelity

              ii...........................      Charter

              iii..........................      Expenses; Breakdown of Expenses

      c       ..............................     Charter

      d       ..............................     Charter; Breakdown of Expenses

      e       ..............................     Cover Page; Charter

      f       ..............................     Expenses

      g       i..............................    Charter

              ii..............................   *

5A            ..............................     *

6     a       i.............................     Charter

              ii...........................      How to Buy Shares; How to Sell Shares;
                                                 Transaction Details; Exchange Restrictions

              iii..........................      Charter

      b       .............................      Charter

      c       ..............................     Transactions Details; Exchange Restrictions

      d       ..............................     *

      e       ..............................     Doing Business with Fidelity; How to Buy Shares;
                                                 How to Sell Shares; Investor Services

      f, g    ..............................     Dividends, Capital Gains, and Taxes

7     a       ..............................     Cover Page; Charter

      b       ..............................     How to Buy Shares; Transaction Details

      c       ..............................     *

      d       ..............................     How to Buy Shares

      e       ..............................     *

      f       ..............................     Breakdown of Expenses

8             ..............................     How to Sell Shares; Investor Services; Transaction
                                                 Details; Exchange Restrictions

9             ..............................     *


* Not Applicable
FIDELITY COMMONWEALTH TRUST:
FIDELITY SMALL CAP SELECTOR
(FORMERLY FIDELITY SMALL CAP STOCK FUND)

CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11           ............................   Cover Page

12               ............................   Description of the Trust

13       a - c   ............................   Investment Policies and Limitations

         d       ............................   Portfolio Transactions

14       a - c   ............................   Trustees and Officers

15       a, b    ............................   *

         c       ............................   Trustees and Officers

16       a i     ............................   FMR,  Portfolio Transactions

           ii    ............................   Trustees and Officers

          iii    ............................   Management Contract

         b       ............................   Management Contract

         c, d    ............................   Contracts with FMR Affiliates

         e       ............................   *

         f       ............................   Distribution and Service Plan

         g       ............................   *

         h       ............................   Description of the Trust

         i       ............................   Contracts with FMR Affiliates

17       a - c   ............................   Portfolio Transactions

         d, e    ............................   *

18       a       ............................   Description of the Trust

         b       ............................   *

19       a       ............................   Additional Purchase and Redemption Information

         b       ............................   Additional Purchase and Redemption Information;
                                                Valuation of Portfolio Securities

         c       ............................   *

20               ............................   Distributions and Taxes

21       a, b    ............................   Contracts with FMR Affiliates

         c       ............................   *

22       a, b    ............................   *

22       b       ............................   Performance

23               ............................   Financial Statements


* Not Applicable


FIDELITY
   SMALL CAP SELECTOR
   (FORMERLY FIDELITY
   SMALL CAP STOCK
   FUND)
(fund number  336, trading symbol FDSCX)
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about    the     fund and its investments, you can
obtain a copy of    the     fund's most recent financial report and
portfolio listing, or a copy of the Statement of Additional
Information (SAI) dated    June 19, 1998    . The SAI has been filed
with the Securities and Exchange Commission (SEC) and is available
along with other related materials        on the SEC's Internet Web
site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION  PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
   SCS-pro-0698

   Small Cap Selector     is a growth fund.    It     seeks to
increase the value of your investment over the long term. Using a
computer-aided quantitative approach,    the fund     invests mainly
in equity securities of companies with small market capitalizations.
PROSPECTUS
   JUNE 19, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109


CONTENTS


KEY FACTS                  THE FUND        AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES    The fund's     sales charge
                           (load) and    its     yearly operating
                           expenses.

                           FINANCIAL HIGHLIGHTS A summary of    the
                           fund's financial data.

                           PERFORMANCE How    the     fund has done
                           over time.

THE FUND IN DETAIL         CHARTER How    the     fund is organized.

                           INVESTMENT PRINCIPLES AND RISKS    The
                           fund's overall approach to investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and what
                           they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different ways to
                           set up your account, including
                           tax-advantaged retirement plans.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money out
                           and closing your account.

                           INVESTOR SERVICES Services to help you
                           manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of purchases and redemptions.

                           EXCHANGE RESTRICTIONS

                           SALES CHARGE REDUCTIONS AND
                           WAIVERS

KEY FACTS


THE FUND AT A GLANCE
GOAL: Capital appreciation (increase in the value of the fund's
shares). As with any mutual fund, there is no assurance that    the
    fund will achieve its goal.
STRATEGY: Invests mainly in equity securities of companies with small market capitalizations that the manager determines, through both
fundamental and    quantitative     analysis, to be undervalued
compared to others in their industries.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates
of FMR may help choose investments for the fund   .
SIZE: As of April 30,    1998, the fund had over $_____ million in
assets.
WHO MAY WANT TO
INVEST
The fund        may be appropriate for investors who are willing to
ride out stock market fluctuations in pursuit of potentially high
long-term returns. The fund    is     designed for those who want to
focus on small capitalization stocks in search of above average returns. A company's market capitalization is the total market value
of its outstanding common stock. Small Cap    Selector     uses a
disciplined investment approach that combines computer-aided, quantitative analysis with fundamental research.
The value of the fund   's     investments will vary from day to day,
and generally reflect market conditions, interest rates, and other company, political, or economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. When you sell your shares, they may be worth more or less than what you paid for
them. By    itself    , the fund        does not constitute a balanced
investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. SMALL CAP
   SELECTOR     IS IN THE GROWTH
CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(SOLID BULLET) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(RIGHT ARROW) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy
or sell shares of    the     fund. In addition, you may be charged an
annual account maintenance fee if your account balance falls below $2,500. Lower sales charges may be available for accounts over
$250,000. See "Transaction Details," page __,    and "Sales Charge
Reductions and Waivers," page __,     for an explanation of how and
when these charges apply.
Maximum sales charge on purchases                            3.00%
(as a % of offering price)

   S    ales charge on                                       None
reinvested distributions

Deferred sales charge on redemptions                         None

Redemption fee    (Short-term trading fee)                      1.50%
on shares held less than 90  days
(as a % of amount redeemed)

Annual account maintenance fee (for accounts under $2,500)   $12.00

ANNUAL FUND OPERATING EXPENSES are paid out of    the     fund's
assets.    The     fund pays a management fee to FMR that varies based
on its performance. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements
and financial reports.    The     fund's expenses are factored into
its share price or dividends and are not charged directly to
shareholder accounts (see "Breakdown of Expenses" page        ).
The following figures are based on historical expenses of    the
fund and are calculated as a percentage of average net assets of the
fund. A portion of the brokerage commissions that    the     fund pays
is used to reduce    the     fund's expenses. In addition,    the
fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been __%.
Management fee                  %

12b-1 fee                       None

Other expenses                  %

Total fund operating expenses   %

EXAMPLES: Let's say, hypothetically, that    the     fund's annual
return is 5% and that    your shareholder transaction expenses and the
fund's     annual operating expenses are exactly as just described.
For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 year     $

3 years    $

5 years    $

10 years   $

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. UNDERSTANDING
EXPENSES
   OPERATING A MUTUAL FUND
   INVOLVES A VARIETY OF EXPENSES
   FOR PORTFOLIO MANAGEMENT,
   SHAREHOLDER STATEMENTS, TAX
   REPORTING, AND OTHER SERVICES.
   THESE EXPENSES ARE PAID FROM
   THE FUND'S ASSETS, AND THEIR
   EFFECT IS ALREADY FACTORED INTO
   ANY QUOTED SHARE PRICE OR
   RETURN. ALSO, AS AN INVESTOR,
   YOU MAY PAY CERTAIN EXPENSES
   DIRECTLY (FOR EXAMPLE, THE
   FUND'S 3% SALES CHARGE).
(CHECKMARK)
FINANCIAL HIGHLIGHTS
The financial highlights table that follows        has been audited by
   _______    ., independent accountants. The fund   's     financial
highlights, financial statements, and report        of the auditor are
included in    the     fund's Annual Report, and are incorporated by
reference into (are legally a part of) the fund   's     SAI. Contact
Fidelity for a free copy of the Annual Report or the SAI.
[FINANCIAL HIGHLIGHTS TO BE FILED BY SUBSEQUENT AMENDMENT.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
   The     fund's fiscal year runs from May 1 through April 30. The
tables below show    the     fund's performance over past fiscal years
compared to different measures, including a comparative index and a
competitive funds average. The chart on page    8     presents
calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended    Past 1    Life of
April 30,    1998       year      fundA

Small Cap    Selector        %    %A

Small Cap    Selector        %    %A
(load adj.B)

Russell 2000   (registered trademark)     Index    %    %

Lipper Small Cap Funds Average    %    %

CUMULATIVE TOTAL RETURNS
Fiscal periods ended    Past 1    Life of
April 30,    1998       year      fundA

Small Cap    Selector        %    %A

Small Cap    Selector        %    %A
(load adj.B)

Russell 2000 Index    %    %

Lipper Small Cap Funds Average    %    %

A FROM JUNE 28, 1993 (COMMENCEMENT OF OPERATIONS)
B LOAD-ADJUSTED RETURNS INCLUDE THE EFFECT OF THE FUND'S 3   .00    %
SALES CHARGE.

UNDERSTANDING
PERFORMANCE
Because    this     fund        invests in
stocks,    its     performance is
related to that of the overall
stock market. Historically, stock
market performance has been
characterized by volatility in
the short run and growth in the
long run. You can see these
two characteristics reflected in
the fund's performance; the
year-by-year total returns on
page    9     show that short-term
returns can vary widely, while
the returns in the mountain
chart show long-term growth.
(checkmark)
EXAMPLE: Let's say, hypothetically, that    you put $10,000 in the
fund on June 28, 1993    .    From that date through April 30    ,
   1998, the fund's total return, including the effect of the     3%
sales charge,    was ____%. Your $10,000 would have grown to $____
(the initial investment plus ____% of $10,000).
$10,000 OVER LIFE OF FUND
 FISCAL YEARS 1994 1995  1996   1997 1998
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
ROW: 11, COL: 1, VALUE: NIL
ROW: 12, COL: 1, VALUE: NIL
ROW: 13, COL: 1, VALUE: NIL
ROW: 14, COL: 1, VALUE: NIL
ROW: 15, COL: 1, VALUE: NIL
ROW: 16, COL: 1, VALUE: NIL
ROW: 17, COL: 1, VALUE: NIL
ROW: 18, COL: 1, VALUE: NIL
ROW: 19, COL: 1, VALUE: NIL
ROW: 20, COL: 1, VALUE: NIL
ROW: 21, COL: 1, VALUE: NIL
ROW: 22, COL: 1, VALUE: NIL
ROW: 23, COL: 1, VALUE: NIL
ROW: 24, COL: 1, VALUE: NIL
ROW: 25, COL: 1, VALUE: NIL
ROW: 26, COL: 1, VALUE: NIL
ROW: 27, COL: 1, VALUE: NIL
ROW: 28, COL: 1, VALUE: NIL
ROW: 29, COL: 1, VALUE: NIL
ROW: 30, COL: 1, VALUE: NIL
ROW: 31, COL: 1, VALUE: NIL
ROW: 32, COL: 1, VALUE: NIL
ROW: 33, COL: 1, VALUE: NIL
ROW: 34, COL: 1, VALUE: NIL
ROW: 35, COL: 1, VALUE: NIL
ROW: 36, COL: 1, VALUE: NIL
ROW: 37, COL: 1, VALUE: NIL
ROW: 38, COL: 1, VALUE: NIL
ROW: 39, COL: 1, VALUE: NIL
ROW: 40, COL: 1, VALUE: NIL
ROW: 41, COL: 1, VALUE: NIL
ROW: 42, COL: 1, VALUE: NIL
ROW: 43, COL: 1, VALUE: NIL
ROW: 44, COL: 1, VALUE: NIL
ROW: 45, COL: 1, VALUE: NIL
ROW: 46, COL: 1, VALUE: NIL
ROW: 47, COL: 1, VALUE: NIL
ROW: 48, COL: 1, VALUE: NIL
ROW: 49, COL: 1, VALUE: NIL
ROW: 50, COL: 1, VALUE: NIL
ROW: 51, COL: 1, VALUE: NIL
ROW: 52, COL: 1, VALUE: NIL
ROW: 53, COL: 1, VALUE: NIL
ROW: 54, COL: 1, VALUE: NIL
ROW: 55, COL: 1, VALUE: NIL
ROW: 56, COL: 1, VALUE: NIL
ROW: 57, COL: 1, VALUE: NIL
ROW: 58, COL: 1, VALUE: NIL
ROW: 59, COL: 1, VALUE: NIL
ROW: 60, COL: 1, VALUE: 0.0
ROW: 61, COL: 1, VALUE: 0.0
ROW: 62, COL: 1, VALUE: 0.0
ROW: 63, COL: 1, VALUE: 0.0
ROW: 64, COL: 1, VALUE: 0.0
ROW: 65, COL: 1, VALUE: 0.0
ROW: 66, COL: 1, VALUE: 0.0
ROW: 67, COL: 1, VALUE: 0.0
ROW: 68, COL: 1, VALUE: 0.0
ROW: 69, COL: 1, VALUE: 0.0
ROW: 70, COL: 1, VALUE: 0.0
ROW: 71, COL: 1, VALUE: 0.0
ROW: 72, COL: 1, VALUE: 0.0
ROW: 73, COL: 1, VALUE: 0.0
ROW: 74, COL: 1, VALUE: 0.0
ROW: 75, COL: 1, VALUE: 0.0
ROW: 76, COL: 1, VALUE: 0.0
ROW: 77, COL: 1, VALUE: 0.0
ROW: 78, COL: 1, VALUE: 0.0
ROW: 79, COL: 1, VALUE: 0.0
ROW: 80, COL: 1, VALUE: 0.0
ROW: 81, COL: 1, VALUE: 0.0
ROW: 82, COL: 1, VALUE: 0.0
ROW: 83, COL: 1, VALUE: 0.0
ROW: 84, COL: 1, VALUE: 0.0
ROW: 85, COL: 1, VALUE: 0.0
ROW: 86, COL: 1, VALUE: 0.0
ROW: 87, COL: 1, VALUE: 0.0
ROW: 88, COL: 1, VALUE: 0.0
ROW: 89, COL: 1, VALUE: 0.0
ROW: 90, COL: 1, VALUE: 0.0
ROW: 91, COL: 1, VALUE: 0.0
ROW: 92, COL: 1, VALUE: 0.0
ROW: 93, COL: 1, VALUE: 0.0
ROW: 94, COL: 1, VALUE: 0.0
ROW: 95, COL: 1, VALUE: 0.0
ROW: 96, COL: 1, VALUE: 0.0
ROW: 97, COL: 1, VALUE: 0.0
ROW: 98, COL: 1, VALUE: 0.0
ROW: 99, COL: 1, VALUE: 0.0
ROW: 100, COL: 1, VALUE: 0.0
ROW: 101, COL: 1, VALUE: 0.0
ROW: 102, COL: 1, VALUE: 0.0
ROW: 103, COL: 1, VALUE: 0.0
ROW: 104, COL: 1, VALUE: 0.0
ROW: 105, COL: 1, VALUE: 0.0
ROW: 106, COL: 1, VALUE: 0.0
ROW: 107, COL: 1, VALUE: 0.0
ROW: 108, COL: 1, VALUE: 0.0
ROW: 109, COL: 1, VALUE: 0.0
ROW: 110, COL: 1, VALUE: 0.0
ROW: 111, COL: 1, VALUE: 0.0
ROW: 112, COL: 1, VALUE: 0.0
ROW: 113, COL: 1, VALUE: 0.0
ROW: 114, COL: 1, VALUE: 0.0
ROW: 115, COL: 1, VALUE: 0.0
ROW: 116, COL: 1, VALUE: 0.0
ROW: 117, COL: 1, VALUE: 0.0
ROW: 118, COL: 1, VALUE: 0.0
ROW: 119, COL: 1, VALUE: 0.0
ROW: 120, COL: 1, VALUE: 0.0
$
$_____
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
RUSSELL 2000   (registered trademark)     INDEX is an unmanaged index
of 2,000 small company stocks.
Unlike    the     fund's returns, the total returns of    the
comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE    is     the Lipper Small Cap Funds
Average. As of    April 30, 1998, the average reflected the
performance of ___ mutual     funds with similar investment
objectives.    This     average   ,     published by Lipper Analytical
Services, Inc., excludes the effect of sales loads.
YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1994 1995 1996 1997 1998
SMALL CAP    SELECTOR     -
Russell 2000 Index
Lipper Small Cap Funds Average -
Consumer Price Index
Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: nil
Row: 2, Col: 2, Value: nil
Row: 3, Col: 1, Value: nil
Row: 3, Col: 2, Value: nil
Row: 4, Col: 1, Value: nil
Row: 4, Col: 2, Value: nil
Row: 5, Col: 1, Value: nil
Row: 5, Col: 2, Value: nil
Row: 6, Col: 1, Value: nil
Row: 6, Col: 2, Value: nil
Row: 7, Col: 1, Value: nil
Row: 7, Col: 2, Value: nil
Row: 8, Col: 1, Value: nil
Row: 8, Col: 2, Value: nil
Row: 9, Col: 1, Value: nil
Row: 9, Col: 2, Value: nil
Row: 10, Col: 1, Value: nil
Row: 10, Col: 2, Value: nil
(large solid box) Small Cap    Selector

Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
   SMALL CAP SELECTOR     IS A MUTUAL FUND: an investment that pools
shareholders' money and invests it toward a specified goal.    The
fund is a     diversified fund of Fidelity Commonwealth Trust, an
open-end management investment company organized as a Massachusetts business trust on November 8, 1974.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the
fund   's     activities, review contractual arrangements with
companies that provide services to the fund   ,     and review the
fund   's     performance.    The trustees serve as trustees for other
Fidelity funds.     The majority of trustees are not otherwise
affiliated with Fidelity.
THE FUND        MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY
MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund    is     managed by FMR, which chooses    the fund's
investments and handles    its     business affairs. Fidelity
Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments.
Brad Lewis is Vice President and manager of Small Cap    Selector    ,
which he has managed since June 1993. He also manages other Fidelity funds. Since joining Fidelity in 1985, Mr. Lewis has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing
functions for    the     fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
As of _______, approximately ____% of the fund's total outstanding shares were held by _______.
FMR may use its broker-dealer affiliates and other firms that sell
fund shares to carry out    the     fund's transactions, provided that
the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
   SMALL CAP SELECTOR     seeks capital appreciation by investing
primarily in equity securities of companies    with     small market
capitalizations. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in other market capitalizations and security types.
   Small market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 at the time of the fund's investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered small-capitalized for purposes of the 65% policy. As of April 30, 1998, the Russell 2000 included companies with capitalizations between $__ million and $__ billion.
In selecting the fund's investments, FMR uses a disciplined approach which involves computer-aided quantitative analysis supported by fundamental research. FMR's computer model systematically reviews thousands of stocks, using historical earnings, dividend yield, earnings per share, and many other factors. Then, potential investments are analyzed further using fundamental criteria, such as a company's growth potential and estimates of current earnings. Investing in small capitalization stocks may involve greater risk than investing in medium and large capitalization stocks, since they can be subject to more abrupt or erratic movements. Small capitalization companies may have more limited product lines, markets, or financial resources.
The value of the fund   's     domestic and foreign investments varies
in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
FMR may use various investment techniques to hedge a portion of the
fund   's     risks, but there is no guarantee that these strategies
will work as FMR intends. Also, as a mutual fund   , the     fund
seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of
   the     fund, they may be worth more or less than what you paid for them.
FMR normally invests    the     fund's assets according to its
investment strategy.    The     fund also reserves the right to invest
without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of
instruments in which    the     fund may invest, strategies FMR may
employ in pursuit of    the     fund's investment objective, and a
summary of related risks. Any restrictions listed supplement those
discussed earlier in this section. A complete listing of    the
fund's limitations and more detailed information about    the
fund's investments are contained in    the     fund's SAI. Policies
and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these
techniques unless it believes that they are consistent with    the
fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment
strategies are detailed in    the     fund's financial reports, which
are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets,    the     fund may
not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: Purchase of a debt security is consistent with
   the     fund's debt quality policy if it is rated at or above the
stated level by Moody's    Investors Service     or rated in the
equivalent category by Standard & Poor's, or is unrated but judged to
be of equivalent quality by FMR.    The fund     currently intends to
limit its investments in lower than Baa-quality debt securities
   (sometimes called "junk bonds")     to 5% of its assets.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These
include risks relating to political, economic   , or regulatory
conditions in foreign countries; fluctuations in foreign currencies;
withholding or other taxes;    trading, settlement, custodial, and
other operational risks;        and the potentially less stringent
investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets,
more volatile    and potentially less liquid     than U.S.
investments.
REPURCHASE AGREEMENTS. In a repurchase agreement,    the     fund buys
a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE.    The     fund can use various
techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return
characteristics of    the     fund's portfolio of investments. If FMR
judges market conditions incorrectly or employs a strategy that does
not correlate well with    the     fund's investments, these
techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase
the volatility of    the     fund and may involve a small investment
of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in
selling securities may result in a loss or may be costly to    the
fund.
RESTRICTIONS:    The     fund may not purchase a security if, as a
result, more than 10% of its assets would be invested in illiquid securities.
OTHER INSTRUMENTS may include securities of closed-end investment companies and real estate-related instruments.
CASH MANAGEMENT.    The     fund may invest in money market
securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets,    the     fund
may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities.
   The     fund may not invest more than 25% of its total assets in
any one industry. This limitation does not apply to U.S. Government securities.
BORROWING.    The     fund may borrow from banks or from other funds
advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS:    The     fund may borrow only for temporary or
emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a
delay in recovering    the     fund's securities.    The     fund may
also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of
   the     fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SMALL CAP    SELECTOR     seeks capital appreciation.
With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.
   The     fund may not invest more than 25% of its total assets in
any one industry. This limitation does not apply to U.S. Government securities.
   The     fund may borrow only for temporary or emergency purposes,
but not in an amount exceeding 33   1/3    % of its total assets.
Loans, in the aggregate, may not exceed 331/3% of    the     fund's
total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund        pays fees related to    its
daily operations. Expenses paid out of    the     fund's assets are
reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
   The     fund pays a MANAGEMENT FEE to FMR for managing its
investments and business affairs. FMR in turn pays fees to affiliates
who provide assistance with these services.    The     fund also pays
OTHER EXPENSES, which are explained on page        .
FMR may, from time to time, agree to reimburse    the     fund
    for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time
without notice, can decrease    the     fund's expenses and boost its
performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The
amount of the fee is determined by    calculating     a BASIC FEE and
then applying a PERFORMANCE ADJUSTMENT. The performance adjustment either increases or decreases the management fee, depending on how
well    the     fund has performed relative to    the Russell
2000    .
Management   =   Basic   +/-   Performance
fee              fee           adjustment

THE BASIC FEE is calculated by adding a group fee rate to an
individual fund fee rate,        multiplying the result by    the
fund's    monthly     average net assets    and dividing by
twelve.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
   For April 1998, the group fee rate was __%.     The individual fund
fee rate is .35%.    The basic fee rate for the fiscal year ended
April 30, 1998 was __% of the fund's average net assets.
THE PERFORMANCE ADJUSTMENT rate is calculated monthly by comparing
   the     fund's performance to that of the Russell 2000 over the
performance period.
The performance period is the most recent 36-month period.
The difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance
adjustment rate is (plus/minus) 0.20% of    the     fund's average net
assets over the performance period.
   UNDERSTANDING THE
   MANAGEMENT FEE
   The basic fee FMR receives is
   designed to be responsive to
   changes in FMR's total assets
   under management. Building
   this variable into the fee
   calculation assures
   shareholders that they will pay
   a lower rate as FMR's assets
   under management increase.
   Another variable, the
   performance adjustment,
   rewards FMR when the fund
   outperforms the Russell 2000
   (an established index of stock
   market performance) and
   reduces FMR's fee when the
   fund underperforms this index.
   (checkmark)
   The total management fee rate for the fiscal year ended April 1998 was ____%.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its
management fee rate with respect to    the     fund's investments that
the sub-adviser manages on a discretionary basis.
OTHER EXPENSES
While the management fee is a significant component of the fund's
annual operating costs, the fund        has other expenses as well.
   The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These
services include pro    c   essing shareholder transactions, valuing
the fund's investments, handling securities loans, and calculating the fund's share price and dividends.
For the fiscal year ended April 1998, the fund paid    transfer agency
and pricing and bookkeeping     fees equal to 0.__% of its average net
assets.    This amount is before expense reductions, if any.
   The     fund also pays other expenses, such as legal, audit, and
custodian fees;    in some instances,     proxy solicitation costs;
and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by
   the     fund to reduce    the     fund's custodian or transfer
agent fees.
   The fund's portfolio turnover rate for the fiscal year ended April
1998 was __%. This     rate        varies from year to year. High
turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund        through an
investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service
features or fees that may apply to your investment in    the     fund.
Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over ___
(solid bullet) Assets in Fidelity mutual
funds: over $___ billion
(solid bullet) Number of shareholder
accounts: over __ million
(solid bullet) Number of investment
analysts and portfolio
managers: over ___
(checkmark)
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or Fidelity directly, as appropriate.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
   RETIREMENT
   FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
   (solid bullet)     TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS
(IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet)     ROTH IRAS    allow individuals to make
non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet)        ROTH CONVERSION IRAS    allow individuals with
assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROLLOVER IRAS    help retain special tax
advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
   (solid bullet)     PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
(KEOGHS)    allow self-employed individuals or small business owners
to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet)    SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees
of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PLANS allow employees of organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
(solid bullet)        DEFERRED COMPENSATION PLANS (457 PLANS)    are
available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
   THE PRICE TO BUY ONE SHARE of the fund is the fund's offering price or the fund's net asset value per share (NAV), depending on whether you pay a sales charge. If you pay a sales charge, your price will be the fund's offering price. When you buy shares of the fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV. See "Sales Charge Reductions and Waivers," page 33, for an explanation of how and when the sales charge and waivers apply.
   Your shares will be purchased at the next offering price or NAV, as applicable, calculated after your investment is received in proper form. The fund's offering price and NAV are normally calculated each business day at 4:00 p.m. Eastern time.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 32. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-   ADVANTAGED     RETIREMENT PLAN,
such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
   For certain Fidelity retirement accounts(double dagger)      $500
TO ADD TO AN ACCOUNT  $250
   For certain Fidelity retirement accounts(double dagger)     $250
Through regular investment plans* $100
MINIMUM BALANCE $2,000
   For certain Fidelity retirement accounts(double dagger)     $500
   (double dagger)THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE     26    .
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from Fidelity retirement accounts. Refer to the program materials for details.

   UNDERSTANDING

   OFFERING PRICE
   Let's say you invest $2,500 at
   an offering price of $10. Of
   the $10 offering price, 3%
   ($.30) is the sales charge, and
   97% ($9.70) represents the
   NAV. The value of your initial
   investment will be $2,425
   (250 shares worth $9.70
   each), and you will have paid
   a sales charge of $75.
(checkmark)
Row: 1, Col: 1, Value: 25.0
Row: 1, Col: 2, Value: 75.0
Row: 1, Col: 3, Value: 75.0
Row: 1, Col: 4, Value: 75.0
Row: 1, Col: 5, Value: 75.0
Row: 1, Col: 6, Value: 75.0
Row: 1, Col: 7, Value: 75.0
Row: 1, Col: 8, Value: 75.0
Row: 1, Col: 9, Value: 75.0
Row: 1, Col: 10, Value: 75.0
Row: 1, Col: 11, Value: 75.0
Row: 1, Col: 12, Value: 75.0
Row: 1, Col: 13, Value: 75.0
Row: 1, Col: 14, Value: 75.0
Row: 1, Col: 15, Value: 75.0
Row: 1, Col: 16, Value: 75.0
Row: 1, Col: 17, Value: 75.0
Row: 1, Col: 18, Value: 75.0
Row: 1, Col: 19, Value: 75.0
Row: 1, Col: 20, Value: 75.0
Row: 1, Col: 21, Value: 75.0
Row: 1, Col: 22, Value: 75.0
Row: 1, Col: 23, Value: 75.0
Row: 1, Col: 24, Value: 75.0
Row: 1, Col: 25, Value: 75.0
Row: 1, Col: 26, Value: 75.0
Row: 1, Col: 27, Value: 75.0
Row: 1, Col: 28, Value: 75.0
Row: 1, Col: 29, Value: 75.0
Row: 1, Col: 30, Value: 75.0
Row: 1, Col: 31, Value: 75.0
Row: 1, Col: 32, Value: 75.0
Row: 1, Col: 33, Value: 75.0
Row: 1, Col: 34, Value: 75.0
$2,500 Investment
3% sales charge = $75
Value of Investment = $2,425

                                       TO OPEN AN                             TO ADD TO
                                       ACCOUNT                                AN
                                                                              ACCOUNT

PHONE 1-800-544-7777 (PHONE_GRAPHIC)   (SMALL SOLID BULLET) EXCHANGE FROM     (SMALL SOLID BULLET) EXCHANGE FROM
                                       ANOTHER FIDELITY                       ANOTHER
                                       FUND ACCOUNT WITH                      FIDELITY FUND
                                       THE SAME                               ACCOUNT WITH
                                       REGISTRATION,                          THE SAME
                                       INCLUDING NAME,                        REGISTRATION,
                                       ADDRESS, AND                           INCLUDING
                                       TAXPAYER ID                            NAME,
                                       NUMBER.                                ADDRESS, AND
                                                                              TAXPAYER ID
                                                                              NUMBER.
                                                                              (SMALL SOLID BULLET) USE FIDELITY
                                                                              MONEY LINE TO
                                                                              TRANSFER FROM
                                                                              YOUR BANK
                                                                              ACCOUNT. CALL
                                                                              BEFORE YOUR
                                                                              FIRST USE TO
                                                                              VERIFY THAT THIS
                                                                              SERVICE IS IN
                                                                              PLACE ON YOUR
                                                                              ACCOUNT.
                                                                              MAXIMUM
                                                                              MONEY LINE:
                                                                              UP TO
                                                                              $100,000.

MAIL (MAIL_GRAPHIC)                    (SMALL SOLID BULLET) COMPLETE AND      (SMALL SOLID BULLET) MAKE YOUR
                                       SIGN THE                               CHECK PAYABLE
                                       APPLICATION.                           TO THE COMPLETE
                                       MAKE YOUR CHECK                        NAME OF THE
                                       PAYABLE TO THE                         FUND. INDICATE
                                       COMPLETE NAME                          YOUR FUND
                                       OF THE FUND   .     MAIL               ACCOUNT NUMBER
                                       TO THE ADDRESS                         ON YOUR CHECK
                                       INDICATED ON THE                       AND MAIL TO THE
                                       APPLICATION.                           ADDRESS PRINTED
                                                                              ON YOUR ACCOUNT
                                                                              STATEMENT.
                                                                              (SMALL SOLID BULLET) EXCHANGE BY
                                                                              MAIL: CALL
                                                                              1-800-544-666
                                                                              6 FOR
                                                                              INSTRUCTIONS.

IN PERSON (HAND_GRAPHIC)               (SMALL SOLID BULLET) BRING YOUR        (SMALL SOLID BULLET) BRING YOUR
                                       APPLICATION AND                        CHECK TO A
                                       CHECK TO A                             FIDELITY INVESTOR
                                       FIDELITY INVESTOR                      CENTER. CALL
                                       CENTER. CALL                           1-800-544-97
                                       1-800-544-979                          97 FOR THE
                                       7 FOR THE CENTER                       CENTER NEAREST
                                       NEAREST YOU.                           YOU.

WIRE (WIRE_GRAPHIC)                    (SMALL SOLID BULLET) CALL              (SMALL SOLID BULLET) NOT AVAILABLE
                                       1-800-544-777                          FOR RETIREMENT
                                       7 TO SET UP YOUR                       ACCOUNTS.
                                       ACCOUNT AND TO                         (SMALL SOLID BULLET) WIRE TO:
                                       ARRANGE A WIRE                         BANKERS TRUST
                                       TRANSACTION. NOT                       COMPANY,
                                       AVAILABLE FOR                          BANK ROUTING
                                       RETIREMENT                             #021001033,
                                       ACCOUNTS.                              ACCOUNT
                                       (SMALL SOLID BULLET) WIRE WITHIN 24    #00163053.
                                       HOURS TO:                              SPECIFY THE
                                       BANKERS TRUST                          COMPLETE NAME
                                       COMPANY,                               OF THE FUND AND
                                       BANK ROUTING                           INCLUDE YOUR
                                       #021001033,                            ACCOUNT
                                       ACCOUNT                                NUMBER AND
                                       #00163053.                             YOUR NAME.
                                       SPECIFY THE
                                       COMPLETE NAME
                                       OF THE FUND AND
                                       INCLUDE YOUR NEW
                                       ACCOUNT NUMBER
                                       AND YOUR NAME.

AUTOMATICALLY (AUTOMATIC_GRAPHIC)      (SMALL SOLID BULLET) NOT AVAILABLE.    (SMALL SOLID BULLET) USE FIDELITY
                                                                              AUTOMATIC
                                                                              ACCOUNT
                                                                              BUILDER. SIGN
                                                                              UP FOR THIS
                                                                              SERVICE WHEN
                                                                              OPENING YOUR
                                                                              ACCOUNT, OR
                                                                              CALL
                                                                              1-800-544-66
                                                                              66 TO ADD IT.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
   THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV minus the short-term trading fee, if applicable. If you sell shares of the fund after holding them less than 90 days, the fund will deduct a
short-term trading fee equal to     1.50%    of the value of those
shares.
   Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


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
IF YOU SELL SHARES OF    THE FUND     AFTER HOLDING THEM LESS THAN 90 DAYS, THE FUND WILL DEDUCT A
SHORT-TERM TRADING FEE EQUAL TO    1.50%     OF THE VALUE OF THOSE SHARES.



PHONE 1-800-544-7777 (PHONE_GRAPHIC)             ALL ACCOUNT TYPES       (SMALL SOLID BULLET) MAXIMUM
                                                 EXCEPT RETIREMENT       CHECK REQUEST:
                                                                         $100,000.
                                                 ALL ACCOUNT TYPES       (SMALL SOLID BULLET) FOR MONEY LINE
                                                                         TRANSFERS TO YOUR
                                                                         BANK ACCOUNT;
                                                                         MINIMUM: $10;
                                                                         MAXIMUM: UP
                                                                         TO $100,000.
                                                                         (SMALL SOLID BULLET) YOU MAY
                                                                         EXCHANGE TO
                                                                         OTHER FIDELITY
                                                                         FUNDS IF BOTH
                                                                         ACCOUNTS ARE
                                                                         REGISTERED WITH
                                                                         THE SAME
                                                                         NAME(S),
                                                                         ADDRESS, AND
                                                                         TAXPAYER ID
                                                                         NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)(HAND_GRAPHIC)   INDIVIDUAL, JOINT       (SMALL SOLID BULLET) THE LETTER OF
                                                 TENANT,                 INSTRUCTION MUST
                                                 SOLE PROPRIETORSHIP,    BE SIGNED BY ALL
                                                 UGMA, UTMA              PERSONS
                                                 RETIREMENT ACCOUNT      REQUIRED TO SIGN
                                                                         FOR TRANSACTIONS,
                                                                         EXACTLY AS THEIR
                                                 TRUST                   NAMES APPEAR
                                                                         ON THE ACCOUNT.
                                                                         (SMALL SOLID BULLET) THE ACCOUNT
                                                                         OWNER SHOULD
                                                 BUSINESS OR             COMPLETE A
                                                 ORGANIZATION            RETIREMENT
                                                                         DISTRIBUTION
                                                                         FORM. CALL
                                                                         1-800-544-66
                                                                         66 TO REQUEST
                                                 EXECUTOR,               ONE.
                                                 ADMINISTRATOR,          (SMALL SOLID BULLET) THE TRUSTEE MUST
                                                 CONSERVATOR,            SIGN THE LETTER
                                                 GUARDIAN                INDICATING
                                                                         CAPACITY AS
                                                                         TRUSTEE. IF THE
                                                                         TRUSTEE'S NAME IS
                                                                         NOT IN THE
                                                                         ACCOUNT
                                                                         REGISTRATION,
                                                                         PROVIDE A COPY
                                                                         OF THE TRUST
                                                                         DOCUMENT
                                                                         CERTIFIED WITHIN
                                                                         THE LAST 60
                                                                         DAYS.
                                                                         (SMALL SOLID BULLET) AT LEAST ONE
                                                                         PERSON
                                                                         AUTHORIZED BY
                                                                         CORPORATE
                                                                         RESOLUTION TO ACT
                                                                         ON THE ACCOUNT
                                                                         MUST SIGN THE
                                                                         LETTER.
                                                                         (SMALL SOLID BULLET) INCLUDE A
                                                                         CORPORATE
                                                                         RESOLUTION WITH
                                                                         CORPORATE SEAL
                                                                         OR A SIGNATURE
                                                                         GUARANTEE.
                                                                         (SMALL SOLID BULLET) CALL
                                                                         1-800-544-66
                                                                         66 FOR
                                                                         INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                              ALL ACCOUNT TYPES       (SMALL SOLID BULLET) YOU MUST SIGN
                                                 EXCEPT RETIREMENT       UP FOR THE WIRE
                                                                         FEATURE BEFORE
                                                                         USING IT. TO
                                                                         VERIFY THAT IT IS
                                                                         IN PLACE, CALL
                                                                         1-800-544-66
                                                                         66. MINIMUM
                                                                         WIRE: $5,000.
                                                                         (SMALL SOLID BULLET) YOUR WIRE
                                                                         REDEMPTION
                                                                         REQUEST MUST BE
                                                                         RECEIVED    IN
                                                                            PROPER FORM     BY
                                                                         FIDELITY BEFORE
                                                                         4:00 P.M.
                                                                         EASTERN TIME FOR
                                                                         MONEY TO BE
                                                                         WIRED ON THE
                                                                         NEXT BUSINESS
                                                                         DAY.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
:
24-Hour Service
Account Assistance
1-800-544-6666
Account Transactions
1-800-544-7777
Product Information
1-800-544-8888
Retirement Account Assistance
1-800-544-4774
TouchTone XpressSM
1-800-544-5555
 Automated service
3

(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. The shares you exchange will carry credit for any sales charge you previously paid in connection with their purchase.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or
revoked, see page        .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from
your account. Because of    the fund's     sales charge, you may not
want to set up a systematic withdrawal plan during a period when you are buying shares on a regular basis.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$100      MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                 APPLICATION.
                                 (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
                                 (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                 1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                 SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM   FREQUENCY          SETTING UP OR CHANGING
$100      EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                             1-800-544-6666 FOR AN AUTHORIZATION FORM.
                             (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM   FREQUENCY                SETTING UP OR CHANGING
$100      Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
          quarterly, or annually   opened.
                                   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
   The fund     distributes substantially all of its net income and
capital gains to shareholders each year. Normally, dividends and capital gains are distributed in June and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
       SHARES PURCHASED THROUGH REINVESTMENT of dividend and capital
gain distributions are not subject to    a     sales charge.        If
you direct distributions        to a fund with a    3%     sales
charge, you will not pay a sales charge on those purchases.
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
   THE     FUND EARNS DIVIDENDS FROM
STOCKS AND INTEREST FROM BOND,
MONEY MARKET, AND OTHER
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND REALIZES
CAPITAL GAINS WHENEVER IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not a    tax-advantaged
retirement account, you should be aware of these tax implications. TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes,    the     fund's income and short-term
capital gain   s     are    distributed as dividends and taxed as
ordinary income;     capital gain distributions are taxed as long-term
capital gains. Every January, Fidelity will send you and the IRS a
statement showing the    tax characterization of distributions
paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of    the     fund, Fidelity will send you a
confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on
   the     fund and its investments, and these taxes generally will
reduce the fund's distributions. However,    if you meet certain
holding period requirements with respect to your fund shares,     an
offsetting tax credit may be available to you.    If you do not meet
such holding period requirements, you may still be entitled to a
deduction for certain foreign taxes. In either case,     your tax
statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND    IS     OPEN FOR BUSINESS each day the New York Stock
Exchange (NYSE) is open.    FSC     normally calculates the fund's NAV
and offering price as of the close of business of the NYSE, normally
4   :00     p.m. Eastern time.
   THE     FUND'S NAV is the value of a single share. The NAV is
computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
   The     fund's assets are valued primarily on the basis of market
quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
THE OFFERING PRICE        of    the fund     is its NAV divided by the
difference between one and the applicable sales charge percentage. The maximum sales charge is 3% of the offering price.
       WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from
unauthorized transactions if it    follows     reasonable
   security     procedures designed to verify the identity of    the
investor    . Fidelity will request personalized security codes or
other information, and may also record calls.    For transactions
conducted through the Internet, Fidelity recommends the use of an
Internet browser with 128-bit encryption.     You should verify the
accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
   THE     FUND RESERVES THE RIGHT to suspend the offering of shares
for a period of time.
       WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be
purchased at the next offering price    or NAV, as applicable,
    calculated after your investment is received    in proper
form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your    order     is received    in
proper form, minus the short-term trading fee, if applicable.     Note
the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
A SHORT-TERM TRADING FEE of    1.50%     will be deducted from    the
redemption amount if you sell your shares after holding them less than
90 days.     This fee is paid to the fund rather than    Fidelity    ,
a   nd is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.
   The short-term trading fee, if applicable, is charged on exchanges
out of the fund.     If you bought shares on different days, the
shares you held longest will be redeemed first for purposes of
determining whether the    short-term     trading fee applies.    The
short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC collects the proceeds from    the fund's     3% sales charge and
may pay a portion of them to securities dealers who have sold the fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of the fund's offering price.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund
    without reimbursement from the fund   .     In some instances,
these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet)    The     fund reserves the right to refuse
exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if
   the     fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although    the     fund        will attempt to give you prior notice
whenever it is reasonably able to do so,    it     may impose these
restrictions at any time. The fund        reserves the right to
terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and    may
impose administrative fees of up to 1.00% and trading fees of up to
3.00% of the amount exchanged.     Check each fund's prospectus for
details.
SALES CHARGE REDUCTIONS AND WAIVERS
REDUCTIONS.    The fund's     sales charge may be reduced if you
invest directly with Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown
below.        Purchases made with assistance or intervention from a
financial intermediary are not eligible    for a sales charge
reduction.     Call Fidelity to see if your purchase qualifies.

                     Sales Charge

Ranges               As a % of Offering Price   As an approximate % of net amount
                                                invested

$0 - 249,999         3.00%                      3.09%

$250,000 - 499,999   2.00%                      2.04%

$500,000 - 999,999   1.00%                      1.01%

$1,000,000 or more   none                       none


The sales charge will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds
   or by the percentage of any     sales charge you would have paid if
the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares, maintained a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.
1. By exchange from another Fidelity fund.
2. With proceeds    from     a transaction    in     a Fidelity
brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.
       3. As a participant in The CORPORATEplan for Retirement Program when shares are purchased through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.
       WAIVERS.    The fund's     sales charge will not apply:
1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.
2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account).
3. If you are a charitable organization (as defined for purposes of
Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.
4. If you purchase shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code).
5. If you are an investor participating in the Fidelity Trust
Portfolios program.
6. To shares purchased by a mutual fund for which FMR or an affiliate serves as investment manager.
7. To shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services.
8. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of
FMR Corp. or Fidelity International Limited        or their direct or
indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.
9. If you are a bank trust officer, registered representative, or
other employee of a qualified recipient, as defined on page        .
10. To contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel.
11. If you invest through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver agreement confirming its qualification.
12. If you are a registered investment adviser (RIA) purchasing for your discretionary accounts, provided you execute a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. Except for correspondents of National Financial Services Corporation, this waiver is available only for shares purchased directly from Fidelity, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.
13. If you are a trust institution or bank trust department purchasing for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
These waivers must be qualified through FDC in advance. More detailed
information about waivers (1), (2), (5),    (9),     (10), and (12) is
contained in the    SAI    . A representative of your plan or
organization should call Fidelity for more information.
From Filler pages

FIDELITY SMALL CAP    SELECTOR (FORMERLY FIDELITY SMALL CAP STOCK
FUND)
A FUND        OF FIDELITY COMMONWEALTH TRUST
STATEMENT OF ADDITIONAL INFORMATION
   JUNE 19, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus dated
   June 19, 1998    . Please retain this document for future
reference. The fund   's     Annual Report is a separate document
supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                                 PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase   , Exchange     and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contract

Contracts with FMR Affiliates

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
   SCS-ptb-0698
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).        The fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund   's     limitations on futures and options transactions,
see the section entitled "Limitations on Futures and Options
Transactions" on page    __    .
The following pages contain more detailed information about types of
instruments in which    the     fund may invest, strategies FMR may
employ in pursuit of    the     fund's investment objective, and a
summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be,
"affiliated persons" of the fund under the        1940 Act. These
transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
CLOSED-END INVESTMENT COMPANIES    are investment companies that issue
a fixed number of shares which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally
managed and may invest in any type of security.     Shares of
closed-end investment companies may trade at a premium or a discount
to their net asset value.    A     fund may purchase shares of
closed-end investment companies to facilitate investment in certain foreign countries.
   CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risk   s relating to     local political,
economic,    regulatory,     or social instability, military action or
unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S.
investors. Such actions may include        expropriation or
nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events
or counter their effects.    In addition, the value of securities
denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
   I    t is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter
   (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and
securities of some foreign issuers        may be less liquid and more
volatile than securities of comparable U.S. issuers. Foreign security
trading   , settlement and custodial     practices    (    including
those involving securities settlement where fund assets may be
released prior to receipt of payment   ) are often less developed than
those in U.S. markets, and     may result in increased risk    or
substantial delays     in the event of a failed trade or the
insolvency of   , or breach of duty by,     a foreign
broker-dealer   , securities depository or foreign subcustodian.
In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
   Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
   The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.
FUND   'S     RIGHTS AS A SHAREHOLDER.  The fund        do   es
not intend to direct or administer the day-to-day operations of any
company.    A     fund, however, may exercise its rights as a
shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The
activities    in which a     fund may engage   ,     either
individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following    paragraphs     pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund        will
comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing and writing     options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the
overall position. For example,    purchasing     a put option and
   writing     a call option on the same underlying instrument
would     construct a combined position whose risk and return
characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's
current or anticipated investments exactly.    A     fund may invest
in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in
which    the fund     typically invests, which involves a risk that
the options or futures position will not track the performance of
   the     fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing     a futures contract,    the
buyer     agrees to purchase a specified underlying instrument at a
specified future date.    In selling     a futures contract,    the
seller     agrees to sell a    specified     underlying instrument at
a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS.    The     fund has
filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate
trading in the futures markets. The fund        intends to comply with
Rule 4.5 under the Commodity Exchange Act, which limits the extent to
which the fund        can commit assets to initial margin deposits and
option premiums.
In addition,    the     fund will not: (a) sell futures contracts,
purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund   's     investments in futures
contracts and options, and the fund   's     policies regarding
futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed
above.    A fund     may purchase and sell currency futures and may
purchase and write currency options to increase or decrease its
exposure to different foreign currencies.    Currency options     may
also    be purchased or written     in conjunction with each other or
with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this
type of arrangement allows the    purchaser or writer     greater
flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the
   purchaser     obtains the right (but not the obligation) to sell
the option's underlying instrument at a fixed strike price. In return
for this right, the    purchaser     pays the current market price for
the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts. The    purchaser     may
terminate its position in a put option        by allowing it to expire
or by exercising the option. If the option is allowed to expire, the
   purchaser     will lose the entire premium. If the    option     is
exercised,    the purchaser     completes the sale of the underlying
instrument at the strike price. A    purchaser     may also terminate
a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer of     a put    or
call     option        takes the opposite side of the transaction from
the option's purchaser. In return for receipt of the premium, the
   writer     assumes the obligation to pay the strike price for the
option's underlying instrument if the other party to the option
chooses to exercise it. The    writer     may seek to terminate a
position in a put option        before exercise by closing out the
option in the secondary market at its current price. If the secondary
market is not liquid for a put option   ,     however, the
   writer     must continue to be prepared to pay the strike price
while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an
option on a futures contract,    a     fund will be required to make
margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES    are instruments     whose prices are indexed to
the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Gold-indexed securities        typically provide for a maturity value
that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated
securities   .     Currency-indexed securities may be positively or
negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are
   also     subject to the credit risks associated with the issuer of
the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC,    a     fund    may     lend money to, and
borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or
other receivables), or to other parties.    Direct debt instruments
involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the purchaser to supply additional cash to the borrower on demand.
   LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment
plays a greater role in valuing high-yield        debt securities than
is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity
and changing investor perceptions may affect the    liquidity of
lower-quality debt securities and     the ability of outside pricing
services to value lower-quality debt securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of
managing securities of this type   .     FMR will attempt to identify
those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
   A     fund may choose, at its expense or in conjunction with
others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
REAL ESTATE INVESTMENT TRUSTS.    Equity real estate investment trusts
own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property
taxes, interest rates    , and tax and regulatory requirements, such
as those relating to the environment.    Both types of trusts are
dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security.
   As protection against     the risk that the original seller will
not fulfill its obligation, the securities are held in    a
separate     account        at a bank, marked-to-market daily, and
maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in
connection with bankruptcy proceedings),    the fund will     engage
in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a
fund sells a    security     to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase    that
security     at an agreed-upon price and time. While a reverse
repurchase agreement is outstanding,    a     fund will maintain
appropriate liquid assets in a segregated custodial account to cover
its obligation under the agreement.    The     fund        will enter
into reverse repurchase agreements        with parties whose
creditworthiness has been    reviewed and     found satisfactory by
FMR. Such transactions may increase fluctuations in the market value
of    fund     assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in    other
eligible securities    . Investing this cash subjects that investment,
as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX."    A fund may sell securities short
when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as
short sales "against the box."     If a fund enters into a short sale
against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.
   A     fund    may     be able to eliminate its exposure under a
swap agreement        either by assignment or other disposition, or by
entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
   A     fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
       WARRANTS.    Warrants are instruments which entitle the holder
to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
   Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed
on behalf of    the     fund by FMR pursuant to authority contained in
the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management
Contract   "    ), the sub-advisers are authorized to place orders for
the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The fund        may execute portfolio transactions with broker-dealers
who provide research and execution services to the fund        or
other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions
on behalf of the fund        may be useful to FMR in rendering
investment management services to the fund        or its other
clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be
useful to FMR in carrying out its obligations to the fund   .     The
receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution
services. In order to cause    the fund     to pay such higher
commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the
fund        and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided
assistance in the distribution of shares of the fund        or shares
of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage
Services    (Japan), LLC (FBSJ)    , indirect subsidiaries of FMR
Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for
similar services.    Prior to December 9, 1997, FMR used research
services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer
allocates a portion of the commissions paid by    the     fund toward
payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
   The     Trustees periodically review FMR's performance of its
responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by
   the     fund over representative periods of time to determine if
they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended April 30, 1998 and 1997, the
   fund's     portfolio turnover rates were    ___    % and ___%,
respectively. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. An increased turnover rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions.
   For the fiscal years ended April 1998, 1997, and 1996, the fund paid brokerage commissions of $________, $________, and $__________,
respectively. The     fund pays both commissions and spreads in
connection with the placement of portfolio transactions. NFSC is paid
on a commission basis.    During the fiscal years ended April 1998,
1997, and 1996, the fund paid brokerage commissions of $_______, $_________, and $_________, respectively, to NFSC. During the fiscal year ended April 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through NFSC is a result of the low commission rates charged by NFSC.
During the fiscal years ended April 1998,    1997 and 1996    , the
fund paid brokerage commissions of $_______, $________, and $_________, respectively, to FBS. During the the fiscal year ended April 1998, this amounted to approximately ___% of the aggregate brokerage commissions paid by the fund involving approximately ___% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBS is a result of the low commission rates charged by FBS.
   During the fiscal years ended April 1998, the fund paid brokerage commissions of $_____ and $_____, respectively, to FBSJ. During the fiscal year ended April 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBSJ is a result of the low commission rates charged by FBSJ.
During the fiscal year ended    April 1998    , the fund paid $__ in
commissions to brokerage firms that provided research services involving approximately $__ of transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.
From time to time the Trustees will review whether the recapture for
the benefit of the fund        of some portion of the brokerage
commissions or similar fees paid by the fund        on portfolio
transactions is legally permissible and advisable.    The     fund
seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether
it would be advisable for    the     fund to seek such recapture.
Although the Trustees and officers of    the     fund are
substantially the same as those of other funds managed by FMR,
investment decisions for    the     fund are made independently from
those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that
the desirability of retaining FMR as investment adviser to    the
fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines    the     fund's    net asset value     (NAV)
as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is
determined as of this time for the purpose of computing    the
fund's NAV.
   P    ortfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of
pricing services are available, and the fund        may use various
pricing services or discontinue the use of any pricing service. Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less
for which market quotations    and information furnished by a pricing
service     are not readily available are valued either at amortized
cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of
the securities owned by    the     fund if, in the opinion of a
committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities. PERFORMANCE
The fund        may quote performance in various ways. All performance
information supplied by the fund        in advertising is historical
and is not intended to indicate future returns.    The     fund's
share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect
all aspects of    the     fund's return, including the effect of
reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing
investment alternatives, investors should realize that    the
fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns,    the     fund may quote
unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or
after-tax basis and may be quoted with or without taking    the
fund's     3.00% maximum sales charge into account and may or may not
include the effect of    the fund's 1.50% short-term trading     fee
on shares held less than 90 days. Excluding    the     fund's sales
charge and    short-term trading     fee from a total return
calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using    the     fund's net asset
values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions
paid by    the     fund and reflects all elements of its return.
Unless otherwise indicated,    the     fund's adjusted NAVs are not
adjusted for sales charges, if any.
MOVING AVERAGES.    The     fund may illustrate performance using
moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On
   April 24, 1998    , the 13-week and 39-week long-term moving
averages were $   _____     and $   ______    , respectively.
HISTORICAL FUND RESULTS.    The     following table shows the fund's
total returns for periods ended April 30,    1998    . Total return
figures include the effect of    the fund's     3.00% sales charge,
but do not include the effect of    the fund's 1.50% short-term
trading fee    , applicable to shares held less than 90 days.

                  Average Annual Total Returns               Cumulative Total Returns


                                  One    Life of               One    Life of
                                  Year   Fund*                 Year   Fund*



Small Cap    Selector              %      %                     %      %

* From June 28, 1993 (commencement of operations).
[IF APPROPRIATE: Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's total returns would have been lower.] The following table shows the income and capital elements of
   the     fund's cumulative total return. The table compares
   the     fund's return to the record of the Standard & Poor's 500
Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the
initial investment date for    the     fund. The S&P 500 and DJIA
comparisons are provided to show how    the     fund's total return
compared to the record of a broad unmanaged index of common stocks and
a narrower set of stocks of major industrial companies   ,
respectively,     over the same period.    The     fund has the
ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of
unmanaged groups of stocks and, unlike    the     fund's returns, do
not include the effect of brokerage commissions or other costs of investing.
During the period from June 28, 1993 (commencement of operations) to
April 30,    1998    , a hypothetical $10,000 investment in Small Cap
   Selector     would have grown to $______, including the effect of
   the     fund's 3.00%        sales charge    and assuming all
distributions were reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized
from an investment in the fund today.     Tax consequences of
different investments have not been factored into the figures below.
   The figures in the table do not include the effect of the fund's 1.50% short-term trading fee applicable to shares held less than 90 days.
SMALL CAP SELECTOR                           INDICES


Period Ended    Value of     Value of        Value of        Total        S&P 500      DJIA         Cost of
April 30        Initial      Reinvested      Reinvested      Value                                  Living**
                $10,000      Dividend        Capital Gain
                Investment   Distributions   Distributions







   1998         $            $               $               $            $            $            $

1997

1996

1995

1994*


* From June 28, 1993 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in    the
fund     on June 28, 1993, assuming the 3.   00    % sales charge had
been in effect, the net amount invested in    fund     shares was
$_________. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $________ for dividends and $________ for capital gain distributions.
PERFORMANCE COMPARISONS.    The     fund's performance may be compared
to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of
distributions, do not take sales charges or    trading     fees into
consideration, and are prepared without regard to tax consequences. In
addition to the mutual fund rankings,    the     fund's performance
may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time,    the     fund's performance may also be compared
to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
   The     fund's performance may also be compared to that of a
benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities
included in the index. Unlike    the     fund's returns, however, the
index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare its performance to that of the Russell
2000   (registered trademark)     Index, an unmanaged index of 2,000
small company stocks.
   The     fund may be compared in advertising to Certificates of
Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several
respects. For example,    the     fund may offer greater liquidity or
higher potential returns than CDs,    the     fund does not guarantee
your principal or your return, and fund shares are not FDIC insured. Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and
charitable giving   .     In addition, Fidelity may quote or reprint
financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and
sales literature, articles from Fidelity Focus   (Registered
trademark)    , a quarterly magazine provided free of charge to
Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY.    The     fund may quote various measures of volatility
and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate    the     fund's price movements over
specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
   The     fund may advertise examples of the effects of periodic
investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of April 30,    1998    , FMR advised over $   _____     billion in
tax-free fund assets, $   _____     billion in money market fund
assets, $   _____     billion in equity fund assets, $   _____
    billion in international fund assets, and $   _____     billion in
Spartan fund assets. The fund        may reference the growth and
variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the    1940 Act    , FDC exercises its
right to waive    the fund's     front-end sales charge on shares
acquired through reinvestment of dividends and capital gain
distributions or in connection with    a     fund's merger with or
acquisition of any investment company or trust. In addition, FDC has
chosen to waive    the fund's     front-end sales charge in certain
instances    due to sales     efficiencies    and competitive
considerations    . The sales charge will not apply:
1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security
Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer, maintained at least one employee benefit plan that qualified for exemption 1 and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) either
(a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution or (b) the distribution is transferred directly from the plan into another Fidelity account;
4. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
5. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);
6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);
7. to shares purchased by a mutual fund for which FMR or an affiliate serves as investment manager;
8. to shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular
employee of FMR Corp. or Fidelity International Limited        or
their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
10. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities;
11. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity
   Traditional     IRA,    The Fidelity Roth IRA    ,    The Fidelity
Roth Conversion IRA,     The Fidelity Rollover IRA, The Fidelity
SEP-IRA and SARSEP, The Fidelity SIMPLE IRA, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);
12. to shares purchased as part of a pension or profit-sharing plan as defined in Section 401(a) of the Internal Revenue Code that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification;
13. to shares purchased by a registered investment adviser (RIA) for his or her discretionary accounts, provided he or she executes a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased directly from Fidelity, without a broker, unless purchased through a brokerage firm which is a correspondent of National Financial Services Corporation (NFSC). The waiver is unavailable, however, if the RIA is part of an organization principally engaged in the brokerage business, unless the brokerage firm in the organization is an NFSC correspondent; or
14. to shares purchased by a trust institution or bank trust department for its non-discretionary, non-retirement fiduciary accounts, provided it executes a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
   The fund's     sales charge may be reduced to reflect sales charges
previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.
   The     fund is open for business and its        NAV is calculated
each day the New York Stock Exchange (NYSE) is open for trading. The
NYSE has designated the following holiday closings for    1998    :
New Year's Day,    Martin Luther King's Birthday    , Presidents'
Day   ,     Good Friday, Memorial Day   ,     Independence Day
   (observed)    , Labor Day, Thanksgiving Day, and Christmas Day.
Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In
addition,        on days when the Federal Reserve Wire System is
closed   , federal funds wires cannot be sent    .
FSC normally determines    the     fund's NAV as of the close of the
NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the
    SEC. To the extent that portfolio securities are traded in other
markets on days when the NYSE is closed,    the     fund's NAV may be
affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are
valued in computing    the     fund's NAV. Shareholders receiving
securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the    1940 Act    ,    the     fund is
required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies. In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of    the     fund's income may qualify for the
dividends-received deduction available to corporate shareholders to
the extent that    the     fund's income is derived from qualifying
dividends. Because    the     fund may earn other types of income,
such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less
than 100%.    The     fund will notify corporate shareholders annually
of the percentage of fund dividends that qualifies for the
dividends-received deduction. A portion of    the     fund's dividends
derived from certain U.S. Government securities may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and
therefore will increase (decrease) dividend distributions.    If the
fund's distributions exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the
fund.     Short-term capital gains are distributed as dividend income.
   The     fund will send each shareholder a notice in January
describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by
   the     fund on the sale of securities and distributed to
shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares.
If a shareholder receives a        capital gain distribution on shares
of    the     fund, and such shares are held six months or less and
are sold at a loss, the portion of the loss equal to the amount of
the        capital gain distribution will be considered a long-term
loss for tax purposes. Short-term capital gains distributed by
   the     fund are taxable to shareholders as dividends, not as
capital gains.
As of April 30,    1998    , the fund hereby designates approximately
$   _______     as a capital gain dividend for the purpose of the
dividend-paid deduction.
As of April 30,    1998    , the fund had a capital loss carryforward
aggregating approximately $   _________    . This loss carryforward,
of which $   _______, $________, and $_________    will expire on
April 30, 1999, 2000, and 2001, respectively, is available to offset future capital gains.
 FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with
respect to foreign securities.    Because the fund does not currently
anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND.    The     fund intends to qualify each year
as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund
level,    the     fund intends to distribute substantially all of its
net investment income and net realized capital gains within each
calendar year as well as on a fiscal year basis   , and intends to
comply with other tax rules applicable to regulated investment companies.
   The fund     is treated as a separate entity from the other funds
of Fidelity Commonwealth Trust for tax purposes.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains.
Generally,    the     fund will elect to mark-to-market any PFIC
shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
OTHER TAX INFORMATION. The information above is only a summary of some
of the tax consequences generally affecting    the     fund and its
shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees,    Members of the Advisory Board,     and executive
officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same
company for the last five years. All persons named as Trustees    and
Members of the Advisory Board     also serve in similar capacities for
other funds advised by FMR. The business address of each Trustee,
   Member of the Advisory Board,     and officer who is an "interested
person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (   67    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman
and a Director of    Fidelity Investments Money Management, Inc.
(1998) , Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD    (56), Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (   65    ), Trustee   , is President of RABAR
Enterprises (management consulting-engineering industry, 1994).
Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of
   USA Waste Services, Inc.     (non-hazardous waste, 1993), CH2M Hill
Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (   66    ), Trustee   .     Prior to her
retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (   54    ), Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy
National Security Advisor. Mr. Gates is    Director of LucasVarity PLC
(automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement
products).     Mr. Gates also    is     a    Trustee     of the
   Forum for International Policy and of the Endowment Association of
the College of William and Mary    .    In addition, he is a member of
the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc.
(1985-1995),    and Cleveland-Cliffs Inc. (mining), and as a Trustee
of First Union Real Estate Investments.     In addition, he serves as
a Trustee        of the Cleveland Clinic Foundation,    where he has
also been a member of the Executive Committee as well as Chairman of
the Board and President,     a Trustee and member of the Executive
Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (   65    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (   55    ), Trustee, is Vice Chairman and Director of
FMR   .     Prior to May 31, 1990, he was a Director of FMR and
Executive Vice President of FMR (a position he held until March 31,
1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992).
    In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (   64    ), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (   69    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group
(strategic advisory services).        Mr. McDonough is a Director of
York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and
electronic products) from 1987-1996    and Brush-Wellman Inc. (metal
refining) from 1983-1997.
MARVIN L. MANN (   65)    , Trustee (1993), is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993),    Imation Corp. (imaging and information storage, 1997),
and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
   *ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (   69    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a
Director of        ConAgra, Inc. (agricultural products),
    Georgia Power Company (electric utility),        National Life
Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   ROBERT A. LAWRENCE (45), is Vice President of certain Equity Funds
(1997), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).
BRADFORD F. LEWIS (42), is Vice President of    Fidelity     Small Cap
   Selector     (   1994    )    and other funds advised by FMR. Prior
to his current responsibilities, Mr. Lewis managed a variety of
Fidelity funds.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
   RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (   51    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH (   52    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his
or her services for the fiscal year ended April 30,    1998    , or
calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE


Trustees    and Members of the Advisory Board       Aggregate Compensation from    Total Compensation from the
                                                    Small Cap    Selector    +     Fund Complex*,A

J. Gary Burkhead **                                 $ 0                            $ 0

Ralph F. Cox                                                                        214,500

Phyllis Burke Davis                                                                 210,000

Robert M. Gates ***                                                                 176,000

Edward C. Johnson 3d **                              0                              0

E. Bradley Jones                                                                    211,500

Donald J. Kirk                                                                      211,500

Peter S. Lynch **                                    0                              0

William O. McCoy****                                                                214,500

Gerald C. McDonough                                                                 264,500

Marvin L. Mann                                                                      214,500

   Robert C. Pozen**                                 0                              0

Thomas R. Williams                                                                  214,500


*  Information is for the calendar year ended December 31,    1997
for    230     funds in the complex.
**  Interested Trustees of the fund    and Mr. Burkhead     are
compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees of Fidelity Commonwealth Trust effective March 1, 1997.
**** Mr. McCoy was appointed to the Board of Trustees of    Fidelity
Commonwealth Trust     effective January 1, 1997.
A   Compensation figures include cash,        amounts required to be
deferred, and may include amounts deferred at the election of
Trustees.    For the calendar year ended December 31, 1997, the
Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert
M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B   Compensation figures include cash, and may include amounts
required to be deferred        and amounts deferred at the election
of Trustees.
C  The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $______; Phyllis Burke   Davis,
$_______; Robert M. Gates, $_________; E. Bradley Jones, $_______;
Donald J. Kirk, $________; William O.   McCoy, $________; Gerald C.
McDonough, $________; Marvin L. Mann, $________; and Thomas R.
Williams,    $_______.
D      Certain of the non-interested Trustees' aggregate compensation
from the fund includes accrued voluntary deferred    compensation as
follows: _________, $__________; ___________, $____________; and
___________, $_________.

Under a    deferred compensation plan     adopted    in September 1995
and amended     in November 1996    (the Plan    ), non-interested
   Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of    ________    , the Trustees, Members of the Advisory Board,
and officers of the fund owned, in the aggregate, less than    __    %
of the fund's total outstanding shares.
MANAGEMENT CONTRACT
FMR is    the fund's     manager pursuant to a management contract
dated November 1, 1994, which was approved by shareholders on October
26, 1994.
MANAGEMENT SERVICES.    The     fund employs FMR to furnish investment
advisory and other services. Under the terms of its management
contract with    the     fund, FMR acts as investment adviser and,
subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective,
policies, and limitations. FMR also provides    the     fund with all
necessary office facilities and personnel for servicing the fund's
investments, compensates all officers of    the     fund and all
Trustees who are "interested persons" of the trust or of FMR, and all
personnel of    the     fund or FMR performing services relating to
research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services
necessary for the operation of    the     fund. These services include
providing facilities for maintaining    the     fund's organization;
supervising relations with custodians, transfer and pricing agents,
accountants, underwriters, and other persons dealing with    the
fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the
registration of    the     fund's shares under federal securities laws
and making necessary filings under state securities laws; developing
management and shareholder services for    the     fund; and
furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and
securities lending agent,    as applicable, the     fund pays all of
its expenses that are not assumed by those parties.    The     fund
pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian,
auditor and non-interested Trustees.    The     fund's management
contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the
terms of    the     fund's transfer agent agreement, the transfer
agent bears the costs of providing these services to existing
shareholders. Other expenses paid by    the     fund include interest,
taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making
necessary filings under state securities laws.    The     fund is also
liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE   .     For the services of FMR under the management
contract,    the     fund pays FMR a monthly management fee which has
two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a
comparison of    the     fund's performance to that of the Russell
2000    Index    .
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
   GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group           Annualized          Group Net              Effective Annual
   Assets                   Rate                 Assets                  Fee Rate

    0 - $3 billion          .5200%                $ 0.5 billion          .5200%

    3 - 6                   .4900                  25                    .4238

    6 - 9                   .4600                  50                    .3823

    9 - 12                  .4300                  75                    .3626

    12 - 15                 .4000                   100                  .3512

    15 - 18                 .3850                   125                  .3430

    18 - 21                 .3700                  150                   .3371

    21 - 24                 .3600                  175                   .3325

    24 - 30                 .3500                  200                   .3284

    30 - 36                 .3450                  225                   .3253

    36 - 42                 .3400                  250                   .3223

    42 - 48                 .3350                  275                   .3198

    48 - 66                 .3250                  300                   .3175

    66 - 84                 .3200                  325                   .3153

    84 - 102                .3150                  350                   .3133

    102 - 138               .3100

    138 - 174               .3050

    174 - 228               .3000

    228 - 282               .2950

    282 - 336               .2900

    Over 336                .2850


   Prior to December 1, 1994, the group fee rate was based on a schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
   On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion. The fund's current management contract reflects the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule below for average group assets in excess of $210 billion and under $390 billion.
   O    n January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract
reflecting the        additional breakpoints. The revised group fee
rate schedule and its extensions provide for lower management fee
rates as FMR's assets under management increase.        The revised
group fee rate schedule for average group assets in excess of $210
billion    and up to $390 billion     with additional breakpoints
voluntarily adopted by FMR    for average group assets in excess of
$390 billion     is as follows:
   GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group              Annualized          Group Net             Effective Annual
   Assets                      Rate                 Assets                 Fee Rate

    $138-$174 billion          .3050%                $150 billion          .3371%

    174 - 210                  .3000                  175                  .3325

    210 - 246                  .2950                  200                  .3284

    246 - 282                  .2900                  225                  .3249

    282 - 318                  .2850                  250                  .3219

    318 - 354                  .2800                  275                  .3190

    354 - 390                  .2750                  300                  .3163

    390 - 426                  .2700                  325                  .3137

    426 - 462                  .2650                  350                  .3113

    462 - 498                  .2600                  375                  .3090

    498 - 534                  .2550                  400                  .3067

    Over 534                   .2500                  425                  .3046

                                                       450                 .3024

                                                      475                  .3003

                                                      500                  .2982

                                                      525                  .2962

                                                      550                  .2942


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   ___     billion of group net assets - the approximate
level for April    1998     - was    ___    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   __     billion.
The    fund's     individual fund fee rate is 0.35%. Based on the
average group net assets of the funds advised by FMR for April
   1998    ,    the     fund's annual basic fee rate would be
calculated as follows:

                     Group Fee Rate         Individual Fund Fee Rate         Basic Fee Rate

Small Cap Selector   0.___%           +     0.35%                      =     0.___%




One-twelfth of this annual basic fee rate is applied to    the
fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for    the
    fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Russell 2000 Index (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One
twelfth (1/12) of this rate is then applied to    the     fund's
average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is (plus/minus)0.20% of
   the     fund's average net assets over the performance period.
   The     fund's performance is calculated based on change in NAV.
For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on    the     fund's
performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
   For the fiscal years ended April 30, 1998, 1997, and 1996, the fund paid FMR management fees of $__________, $__________ and $__________, respectively. The amount of these management fees include both the basic fee and the amount of the performance adjustment, if any. For the fiscal years ended April 30, 1998, 1997, and 1996, the downward performance adjustments amounted to $________ , $________, and $_________, respectively. For the fiscal years ended April 30, 1998, the upward performance adjustments amounted to $__________,
FMR may, from time to time, voluntarily reimburse all or a portion of
   the     fund's expenses (exclusive of interest, taxes, brokerage
commissions and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase    the     fund's total
returns, and repayment of the reimbursement by    the     fund will
lower its total returns.
SUB-ADVISERS. On behalf of the fund   ,     FMR has entered into
sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of the fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell
securities if FMR believes it would be beneficial to the fund   .
Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of    the     fund, for providing discretionary investment
management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate
(including any performance adjustment) with respect to    the
fund's average net assets managed by the sub-adviser on a
discretionary basis.
For providing investment advice and research services, fees paid to the sub-advisers by FMR for the past three fiscal years are shown in the table below.
Fiscal Year Ended
April 30            FMR U.K.   FMR Far East

   1998       $            $

1997          $            $

1996          $            $

For discretionary investment management and execution of portfolio transactions, no fees were paid to the sub-advisers by FMR on behalf
of the fund        for the past three fiscal years.
CONTRACTS WITH FMR AFFILIATES
   The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
   For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for
non-omnibus accounts, fund type.     The account fees are subject to
increase based on postage rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
   In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in the fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
   The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
   For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are .0600% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
For the fiscal years ended April 30,    1998    , 1997, and 1996, the
fund paid FSC pricing and bookkeeping fees, including reimbursement
for related out-of-pocket expenses, of $   __________    ,
$   _________    , and $   _________    , respectively.
For administering    the     fund's securities lending program   , FSC
receives fees based on the number and duration of individual securities loans.
For the fiscal years ended April 30,    1998    , 1997, and 1996, the
fund paid no securities lending fees.
   The     fund has entered into a distribution agreement with FDC   ,
an affiliate of FMR organized as     a Massachusetts corporation on
July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to
secure purchasers for shares of    the     fund, which are
continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
During the fiscal years ended April 30,    1998    , 1997, and 1996,
FDC collected sales charge revenue of $   ________    , $________, and
$   ______    , respectively, on purchases of fund shares and, of
these amounts, retained $   ________    , $   ________, and
$________    , respectively.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION.    Fidelity Small Cap Selector is a     fund
    of Fidelity Commonwealth Trust, an open-end management investment company organized as a Massachusetts business trust on November 8,
1974,    under the name Fidelity Investors Trust    . On April 11,
1975, the trust's name was changed from Fidelity Investors Trust to Fidelity Thrift Trust. On September 1, 1987, the trust's name was changed from Fidelity Thrift Trust to Fidelity Intermediate Bond Fund. On February 16, 1990, the trust's name was changed from Fidelity Intermediate Bond Fund to Fidelity Commonwealth Trust. Currently,
there are    five     funds of the trust: Fidelity Intermediate Bond
Fund, Fidelity Market Index Fund,    Fidelity Small Cap Selector,
Fidelity Small Cap Stock Fund, and Fidelity Large Cap Stock Fund.
   The     Declaration of Trust permits the Trustees to create
additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn.
The assets of    the     trust received for the issue or sale of
shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY.    The     trust is an entity of
the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the
trust and its assets.    The     Declaration of Trust provides for
indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of
Trust also provides that    each     fund shall, upon request, assume
the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of
shareholder liability is limited to circumstances in which    a
fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
   The     Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose
of voting on removal of one or more Trustees.    The     trust or any
fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of
its assets, if approved by vote of the holders of a majority of    the
trust or the fund    , as determined by the current value of each
shareholder's investment in the fund or trust. If not so terminated,
   the     trust    and its     funds will continue indefinitely. Each
fund may invest all of its assets in another investment company. CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston,
Massachusetts is custodian of the assets of    the fund    .
   The     custodian is responsible for the safekeeping of a
fund   's     assets and the appointment of any subcustodian banks and
clearing agencies.    The     custodian takes no part in determining
the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities
to    the     custodian   .     The Bank of New York and    The Chase
Manhattan Bank, each     headquartered in New York, also may serve as
special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds
advised by FMR. The Boston branch of    the fund's custodian
leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.   ___________    , One Post Office Square, Boston,
Massachusetts serves as    the fund's     independent accountant. The
auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the
fiscal year ended April 30,    1998    , and report of the auditor,
are included in    the     fund's Annual Report, which is a separate
report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa
(highest quality) to C (lowest quality). Moody   's     applies
numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category. AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
FIDELITY INTERMEDIATE BOND FUND
CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................     Cover Page

2     a      ..............................     Expenses

      b, c   ..............................     Contents; The Fund at a Glance; Who
                                                May Want to Invest

3     a      ..............................     *

      b      ..............................     *

      c, d   ..............................     Performance

4     a      i.............................     Charter

             ii...........................      The Fund at a Glance; Investment
                                                Principles and Risks

      b      ..............................     Investment Principles and Risks

      c      ..............................     Who May Want to Invest; Investment
                                                Principles and Risks

5     a      ..............................     Charter

      b      i.............................     Cover Page: The Fund at a Glance;
                                                Charter; Doing Business with Fidelity

             ii...........................      Charter

             iii..........................      Expenses; Breakdown of Expenses

      c      ..............................     Charter

      d      ..............................     Charter; Breakdown of Expenses

      e      ..............................     Cover Page; Charter

      f      ..............................     Expenses

      g      i..............................    Charter

             ii..............................   *

5     A      ..............................     Performance

6     a      i.............................     Charter

             ii...........................      How to Buy Shares; How to Sell
                                                Shares; Transaction Details;
                                                Exchange Restrictions

             iii..........................      Charter

      b      .............................      Charter

      c      ..............................     Transaction Details; Exchange
                                                Restrictions

      d      ..............................     *

      e      ..............................     Doing Business with Fidelity; How to
                                                Buy Shares; How to Sell Shares;
                                                Investor Services

      f, g   ..............................     Dividends, Capital Gains, and Taxes

      h      ..............................     *

7     a      ..............................     Cover Page; Charter

      b      ..............................     Expenses; How to Buy Shares;
                                                Transaction Details

      c      ..............................     *


      d   ..............................   How to Buy Shares

      e   ..............................   *

      f   ..............................   Breakdown of Expenses

8         ..............................   How to Sell Shares; Investor
                                           Services; Transaction Details;
                                           Exchange Restrictions

9         ..............................   *

*  Not Applicable
FIDELITY INTERMEDIATE BOND FUND
CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11          ............................   Cover Page

12              ............................   Description of the Trust

13       a-c    ............................   Investment Policies and Limitations

         d      ............................   Portfolio Transactions

14       a-c    ............................   Trustees and Officers

15       a      ............................   *

         b      ............................   *

         c      ............................   Trustees and Officers

16       a i    ............................   FMR; Portfolio Transactions

           ii   ............................   Trustees and Officers

          iii   ............................   Management Contract

         b      ............................   Management Contract

         c, d   ............................   Contracts with FMR Affiliates

         e      ............................   *

         f      ............................   Distribution and Service Plan

         g      ............................   *

         h      ............................   Description of the Trust

         i      ............................   Contracts with FMR Affiliates

17       a-c    ............................   Portfolio Transactions

         d, e   ............................   *

18       a      ............................   Description of the Trust

         b      ............................   *

19       a      ............................   Additional Purchase, Exchange and
                                               Redemption Information

         b      ............................   Additional Purchase, Exchange and
                                               Redemption Information; Valuation

         c      ............................   *

20              ............................   Distributions and Taxes

21       a, b   ............................   Contracts with FMR Affiliates

         c      ............................   *

22       a      ............................   *

         b      ............................   Performance

23              ............................   Financial Statements


*  Not Applicable

FIDELITY
INTERMEDIATE BOND
FUND
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing,
or a copy of the Statement of Additional    Information (SAI)
dated June 19, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.


LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION  PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
   IBF-pro-0698
(fund number 032, trading symbol FTHRX)
Intermediate Bond seeks high current income by investing normally in investment-grade debt securities while maintaining an average maturity of three to 10 years.
PROSPECTUS
JUNE 19, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109


CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's yearly operating
                           expenses.

                           FINANCIAL HIGHLIGHTS A summary of
                           the fund's financial data.

                           PERFORMANCE How the fund has done
                           over time.

THE FUND IN DETAIL   9     CHARTER How the fund is organized.

                           INVESTMENT PRINCIPLES AND RISKS The
                           fund's overall approach to investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and what
                           they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different ways to
                           set up your account, including
                           tax-   advantaged     retirement plans.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money out
                           and closing your account.

                           INVESTOR SERVICES Services to help you
                           manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of
                           purchases and redemptions.

                           EXCHANGE RESTRICTIONS

KEY FACTS


THE FUND AT A GLANCE
GOAL: High current income. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Normally invests in investment-grade debt securities while
maintaining an average maturity of three to    10 years. FMR uses the
Lehman Brothers Intermediate Government/Corporate Bond Index as a guide in structuring the fund and selecting its investments.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund man   ager. Beginning January
1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a
subsidiary of FMR, will choose investments for the fund.     Foreign
affiliates of FMR may help choose investments for the fund.
SIZE: As of    April 30    , 1998, the fund had over $__
   [m/b]    illion in assets.
WHO MAY WANT TO    INVEST
The fund may be appropriate for investors who want high current income from a portfolio of investment-grade debt securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments. With its focus on medium- to high-quality investments and intermediate maturity, the fund has a moderate risk level and yield potential.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. INTERMEDIATE BOND
IS IN THE INCOME CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy
or sell shares of    the     fund. In addition, you may be charged an
annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 31, for an explanation of how and when these charges apply.

   Sales charge on purchases                                                None
   and reinvested distributions

Deferred sales charge on redemptions                                         None

Annual account maintenance fee                 (for accounts under $2,500)   $12.00


ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses," page ).
The following figures are based on historical expenses   [, adjusted
to reflect current fees,]     of the fund and are calculated as a
percentage of average net assets of the fund.    A portion of the
brokerage commissions that the fund pays is used to reduce the fund's
expenses. In addition,     the fund has entered into arrangements with
its custodian and transfer agent whereby credits realized as a result
of uninvested cash balances    are     used to reduce custodian and
transfer agent expenses. Including    these reductions    , the total
fund operating expenses presented in the table would have been
   __    %.
   Management fee [(after reimbursement)]                         %

   12b-1 fee                                                      None

   Other expenses [(after reimbursement)]                         %

   Total fund operating expenses [(after reimbursement)]          %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is
5% and    that your shareholder transaction expenses and the fund's
annual     operating expenses are exactly as just described. For every
$1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
   1 year            $

   3 years           $

   5 years           $

   10 years          $

These examples illustrate the effect of expenses, but are not meant to
suggest actual or expected    expenses     or returns, all of which
may vary.
UNDERSTANDING
EXPENSES
OPERATING A MUTUAL FUND
INVOLVES A VARIETY OF EXPENSES
FOR PORTFOLIO MANAGEMENT,
SHAREHOLDER STATEMENTS, TAX
REPORTING, AND OTHER SERVICES.
THESE EXPENSES ARE PAID FROM
THE FUND'S ASSETS, AND THEIR
EFFECT IS ALREADY FACTORED INTO
ANY QUOTED SHARE PRICE OR
RETURN. ALSO, AS AN INVESTOR,
YOU MAY PAY CERTAIN EXPENSES
DIRECTLY.
(CHECKMARK)
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
______________,     independent accountants. The fund's financial
highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.
[FINANCIAL HIGHLIGHTS TO BE FILED BY SUBSEQUENT AMENDMENT.]
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from May 1 through April 30. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The chart on page 8 presents calendar year performance. AVERAGE ANNUAL TOTAL RETURNS

   Fiscal periods ended          Past 1          Past 5          Past 10
   April 30, 1998                 year             years            years


   Intermediate Bond           %           %           %


   Lehman Bros. Intermed. Gov't./Corp. Bond Index           %           %           %



   Lipper Intermed. Inv. Gr. Debt Funds Average           %           %           %


CUMULATIVE TOTAL RETURNS

   Fiscal periods ended          Past 1          Past 5          Past 10
   April 30, 1998                 year             years            years


   Intermediate Bond           %           %           %


   Lehman Bros. Intermed. Gov't./Corp. Bond Index           %           %           %



   Lipper Intermed. Inv. Gr. Debt Funds Average           %           %           %


   [If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.]

UNDERSTANDING
PERFORMANCE
BECAUSE THIS FUND INVESTS IN
FIXED-INCOME SECURITIES, ITS
PERFORMANCE IS RELATED TO
CHANGES IN INTEREST RATES. FUNDS
THAT HOLD SHORT-TERM BONDS ARE
USUALLY LESS AFFECTED BY
CHANGES IN INTEREST RATES THAN
LONG-TERM BOND FUNDS. FOR THAT
REASON, LONG-TERM BOND FUNDS
TYPICALLY OFFER HIGHER YIELDS
AND CARRY MORE RISK THAN
SHORT-TERM BOND FUNDS.
(CHECKMARK)
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is a market value weighted performance benchmark for government and
   investment-grade     corporate fixed-rate debt issues with
maturities between one and 10 years.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Intermediate Investment
Grade Debt Funds Average. As of April 30,    1998    , the average
reflected the performance of    ___     mutual funds with similar
investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.

YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997
   INTERMEDIATE BOND % % % % % % % % % %
   Lehman Bros. Intermed.
   Gov't/Corp. Bond Index % % % % % % % % % %
   Lipper Intermed. Inv. Gr. Debt
   Funds Average % % % % % % % % % %
   Consumer Price Index     % % % % % % % % % %
Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: nil
Row: 2, Col: 2, Value: nil
Row: 3, Col: 1, Value: nil
Row: 3, Col: 2, Value: nil
Row: 4, Col: 1, Value: nil
Row: 4, Col: 2, Value: nil
Row: 5, Col: 1, Value: nil
Row: 5, Col: 2, Value: nil
Row: 6, Col: 1, Value: nil
Row: 6, Col: 2, Value: nil
Row: 7, Col: 1, Value: nil
Row: 7, Col: 2, Value: nil
Row: 8, Col: 1, Value: nil
Row: 8, Col: 2, Value: nil
Row: 9, Col: 1, Value: nil
Row: 9, Col: 2, Value: nil
Row: 10, Col: 1, Value: nil
Row: 10, Col: 2, Value: nil
(large solid box) Intermediate Bond

The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
INTERMEDIATE BOND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Commonwealth Trust, an open-end management investment company organized as a Massachusetts business trust on November 8, 1974.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced
executives who meet    periodically     throughout the year to oversee
the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance.
   The trustees serve as trustees for other Fidelity funds.     The
majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR
with foreign investments.    Beginning January 1, 1999, FIMM, located
in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the fund.
Christine Thompson is    Vice President and     manager of
Intermediate Bond, which she has managed since October 1995. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior analyst and manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
   As of ___, approximately ____% of the fund's total outstanding shares were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s].]
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
   The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising
interest rate environment. In addition,    the potential impact of
prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.
FIDELITY'S APPROACH TO BOND FUNDS.    In managing bond funds, FMR
selects a benchmark index that is representative of the universe of securities in which the fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.
FMR allocates assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return
within the    universe of securities in which the fund may invest.
FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. INTERMEDIATE BOND seeks high current income by investing in U.S. dollar-denominated investment-grade debt securities under normal
conditions. The benchmark index for the fund is the    Lehman Brothers
Intermediate Government/Corporate Bond Index, a market value weighted benchmark of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. FMR manages the fund to have similar overall interest rate risk to the Index. As of April 30, 1998, the dollar-weighted average maturity of the fund and the Index was approximately __ and __ years, respectively. In
additi    on, the fund normally maintains a dollar-weighted average
maturity between three and 10 years.
In determining a security's maturity for purposes of calculating a fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
FMR may use various techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR
   intends.     When you sell your shares of the fund, they may be
worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: The fund normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff
& Phelps Credit Rating Co., or    Fitch IBCA, Inc., or is unrated but
judged to be of equivalent quality by FMR.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
FOREIGN EXPOSURE. Securities issued by foreign entities, including foreign governments, corporations, and banks, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. Extensive public information about the foreign entity may not be available, and unfavorable political, economic, or governmental developments in the foreign country involved could affect the repayment of principal or payment of interest.
ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement,    the     fund buys
a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE.    The     fund can use various
techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security
   values.     These techniques may involve derivative transactions
such as buying and selling options and futures contracts, entering
into    currency exchange contracts     or swap agreements and
purchasing indexed securities.
FMR can use these practices to adjust the risk and return
characteristics of    the     fund's portfolio of investments. If FMR
judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in
selling securities may result in a loss or may be costly to    the
fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
OTHER INSTRUMENTS may include real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be
invested in the securities of any issuer.    This limitation does
    not apply to U.S. Government securities.
   The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised
by FMR, or through reverse repurchase agreements. If    the     fund
borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS:    The     fund may borrow only for temporary or
emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a
delay in recovering    the     fund's securities.    The     fund may
also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks a high level of current income by investing primarily in investment-grade, fixed-income obligations.
With respect to 75% of    its     total assets, the fund may not
purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee
rate, multiplying the result by the fund's    monthly     average net
assets    and dividing by twelve    .
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
   For April 1998, the g    roup fee rate was    __    %. The
individual fund fee rate is 0.30%.
The total management fee for the fiscal year ended    April 30, 1998
was     __% of the fund's average net assets.
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in FMR's
total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will pay
a lower rate as FMR's assets
under management increase.
(checkmark)
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
   Beginning January 1, 1999, FIMM will have primary responsibility for managing Intermediate Bond's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends.
   For the fiscal year ended April 1998, the fund paid transfer agency and pricing and bookkeeping fees equal to 0.__% of its average net assets. [This amount is before expense reductions, if any].
The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to
reduce    the     fund's custodian or transfer agent fees.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
The fund's portfolio turnover rate for the fiscal year ended    April
1998     was    __    %. This rate varies from year to year. [High
turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.]
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a
leader in providing tax-   advantaged     retirement plans for
individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or Fidelity directly, as appropriate.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over ___
(solid bullet) Assets in Fidelity mutual
funds: over $___ billion
(solid bullet) Number of shareholder
accounts: over __ million
(solid bullet) Number of investment
analysts and portfolio
managers: over ___
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-   ADVANTAGED     RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
   (solid bullet)     TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS
(IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet)     ROTH IRAS    allow individuals to make
non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROTH CONVERSION IRAS    allow individuals with
assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS    help     retain special tax advantages
for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) PROFIT SHARING OR MONEY PURCHASE PENSION PLANS (KEOGHS) allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
   (solid bullet)     SALARY REDUCTION SEP-IRAS (SARSEPS)    allow
employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PLANS allow employees of    organizations     of
all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
   (solid bullet)     DEFERRED COMPENSATION PLANS (457 PLANS)    are
available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your
investment is received    in proper form    . The fund's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 32. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-   ADVANTAGED     RETIREMENT PLAN,
such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For certain Fidelity    retirement accounts    (double dagger)  $500
TO ADD TO AN ACCOUNT  $250
For certain Fidelity    retirement accounts    (double dagger) $250
Through regular investment plans* $100
MINIMUM BALANCE $2,000
For certain Fidelity    retirement accounts    (double dagger) $500
   (double dagger)THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE 26.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded
through salary    deduction    , or accounts opened with the proceeds
of distributions from Fidelity retirement accounts. Refer to the program materials for details.

                                       TO OPEN AN                             TO ADD TO
                                       ACCOUNT                                AN
                                                                              ACCOUNT

PHONE 1-800-544-7777 (PHONE_GRAPHIC)   (SMALL SOLID BULLET) EXCHANGE FROM     (SMALL SOLID BULLET) EXCHANGE FROM
                                       ANOTHER FIDELITY                       ANOTHER
                                       FUND ACCOUNT WITH                      FIDELITY FUND
                                       THE SAME                               ACCOUNT WITH
                                       REGISTRATION,                          THE SAME
                                       INCLUDING NAME,                        REGISTRATION,
                                       ADDRESS, AND                           INCLUDING
                                       TAXPAYER ID                            NAME,
                                       NUMBER.                                ADDRESS, AND
                                                                              TAXPAYER ID
                                                                              NUMBER.
                                                                              (SMALL SOLID BULLET) USE FIDELITY
                                                                              MONEY LINE TO
                                                                              TRANSFER FROM
                                                                              YOUR BANK
                                                                              ACCOUNT. CALL
                                                                              BEFORE YOUR
                                                                              FIRST USE TO
                                                                              VERIFY THAT THIS
                                                                              SERVICE IS IN
                                                                              PLACE ON YOUR
                                                                              ACCOUNT.
                                                                              MAXIMUM
                                                                              MONEY LINE:
                                                                              UP TO
                                                                              $100,000.

MAIL (MAIL_GRAPHIC)                    (SMALL SOLID BULLET) COMPLETE AND      (SMALL SOLID BULLET) MAKE YOUR
                                       SIGN THE                               CHECK PAYABLE
                                       APPLICATION.                           TO    THE COMPLETE
                                       MAKE YOUR CHECK                           NAME OF THE
                                       PAYABLE TO    THE                         FUND    . INDICATE
                                          COMPLETE NAME                       YOUR FUND
                                          OF THE FUND    . MAIL               ACCOUNT NUMBER
                                       TO THE ADDRESS                         ON YOUR CHECK
                                       INDICATED ON THE                       AND MAIL TO THE
                                       APPLICATION.                           ADDRESS PRINTED
                                                                              ON YOUR ACCOUNT
                                                                              STATEMENT.
                                                                              (SMALL SOLID BULLET) EXCHANGE BY
                                                                              MAIL: CALL
                                                                              1-800-544-666
                                                                              6 FOR
                                                                              INSTRUCTIONS.

IN PERSON (HAND_GRAPHIC)               (SMALL SOLID BULLET) BRING YOUR        (SMALL SOLID BULLET) BRING YOUR
                                       APPLICATION AND                        CHECK TO A
                                       CHECK TO A                             FIDELITY INVESTOR
                                       FIDELITY INVESTOR                      CENTER. CALL
                                       CENTER. CALL                           1-800-544-97
                                       1-800-544-979                          97 FOR THE
                                       7 FOR THE CENTER                       CENTER NEAREST
                                       NEAREST YOU.                           YOU.

WIRE (WIRE_GRAPHIC)                    (SMALL SOLID BULLET) CALL              (SMALL SOLID BULLET) NOT AVAILABLE
                                       1-800-544-777                          FOR RETIREMENT
                                       7 TO SET UP YOUR                       ACCOUNTS.
                                       ACCOUNT AND TO                         (SMALL SOLID BULLET) WIRE TO:
                                       ARRANGE A WIRE                         BANKERS TRUST
                                       TRANSACTION. NOT                       COMPANY,
                                       AVAILABLE FOR                          BANK ROUTING
                                       RETIREMENT                             #021001033,
                                       ACCOUNTS.                              ACCOUNT
                                       (SMALL SOLID BULLET) WIRE WITHIN 24    #00163053.
                                       HOURS TO:                              SPECIFY THE
                                       BANKERS TRUST                             COMPLETE NAME
                                       COMPANY,                                  OF THE FUND     AND
                                       BANK ROUTING                           INCLUDE YOUR
                                       #021001033,                            ACCOUNT
                                       ACCOUNT                                NUMBER AND
                                       #00163053.                             YOUR NAME.
                                       SPECIFY    THE
                                          COMPLETE NAME
                                          OF THE FUND     AND
                                       INCLUDE YOUR NEW
                                       ACCOUNT NUMBER
                                       AND YOUR NAME.

AUTOMATICALLY (AUTOMATIC_GRAPHIC)      (SMALL SOLID BULLET) NOT AVAILABLE.    (SMALL SOLID BULLET) USE FIDELITY
                                                                              AUTOMATIC
                                                                              ACCOUNT
                                                                              BUILDER. SIGN
                                                                              UP FOR THIS
                                                                              SERVICE WHEN
                                                                              OPENING YOUR
                                                                              ACCOUNT, OR
                                                                              CALL
                                                                              1-800-544-66
                                                                              66 TO ADD IT.



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(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
   THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
Your shares will be sold at the next    NAV     calculated after your
order is received    in proper form. The fund's NAV     is normally
calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the
methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


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
PHONE 1-800-544-7777 (PHONE_GRAPHIC)             ALL ACCOUNT TYPES       (SMALL SOLID BULLET) MAXIMUM
                                                 EXCEPT RETIREMENT       CHECK REQUEST:
                                                                         $100,000.
                                                 ALL ACCOUNT TYPES       (SMALL SOLID BULLET) FOR MONEY LINE
                                                                         TRANSFERS TO YOUR
                                                                         BANK ACCOUNT;
                                                                         MINIMUM: $10;
                                                                         MAXIMUM: UP
                                                                         TO $100,000.
                                                                         (SMALL SOLID BULLET) YOU MAY
                                                                         EXCHANGE TO
                                                                         OTHER FIDELITY
                                                                         FUNDS IF BOTH
                                                                         ACCOUNTS ARE
                                                                         REGISTERED WITH
                                                                         THE SAME
                                                                         NAME(S),
                                                                         ADDRESS, AND
                                                                         TAXPAYER ID
                                                                         NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)(HAND_GRAPHIC)   INDIVIDUAL, JOINT       (SMALL SOLID BULLET) THE LETTER OF
                                                 TENANT,                 INSTRUCTION MUST
                                                 SOLE PROPRIETORSHIP,    BE SIGNED BY ALL
                                                 UGMA, UTMA              PERSONS
                                                 RETIREMENT ACCOUNT      REQUIRED TO SIGN
                                                                         FOR TRANSACTIONS,
                                                                         EXACTLY AS THEIR
                                                 TRUST                   NAMES APPEAR
                                                                         ON THE ACCOUNT.
                                                                         (SMALL SOLID BULLET) THE ACCOUNT
                                                                         OWNER SHOULD
                                                 BUSINESS OR             COMPLETE A
                                                 ORGANIZATION            RETIREMENT
                                                                         DISTRIBUTION
                                                                         FORM. CALL
                                                                         1-800-544-66
                                                                         66 TO REQUEST
                                                 EXECUTOR,               ONE.
                                                 ADMINISTRATOR,          (SMALL SOLID BULLET) THE TRUSTEE MUST
                                                 CONSERVATOR,            SIGN THE LETTER
                                                 GUARDIAN                INDICATING
                                                                         CAPACITY AS
                                                                         TRUSTEE. IF THE
                                                                         TRUSTEE'S NAME IS
                                                                         NOT IN THE
                                                                         ACCOUNT
                                                                         REGISTRATION,
                                                                         PROVIDE A COPY
                                                                         OF THE TRUST
                                                                         DOCUMENT
                                                                         CERTIFIED WITHIN
                                                                         THE LAST 60
                                                                         DAYS.
                                                                         (SMALL SOLID BULLET) AT LEAST ONE
                                                                         PERSON
                                                                         AUTHORIZED BY
                                                                         CORPORATE
                                                                         RESOLUTION TO ACT
                                                                         ON THE ACCOUNT
                                                                         MUST SIGN THE
                                                                         LETTER.
                                                                         (SMALL SOLID BULLET) INCLUDE A
                                                                         CORPORATE
                                                                         RESOLUTION WITH
                                                                         CORPORATE SEAL
                                                                         OR A SIGNATURE
                                                                         GUARANTEE.
                                                                         (SMALL SOLID BULLET) CALL
                                                                         1-800-544-66
                                                                         66 FOR
                                                                         INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                              ALL ACCOUNT TYPES       (SMALL SOLID BULLET) YOU MUST SIGN
                                                 EXCEPT RETIREMENT       UP FOR THE WIRE
                                                                         FEATURE BEFORE
                                                                         USING IT. TO
                                                                         VERIFY THAT IT IS
                                                                         IN PLACE, CALL
                                                                         1-800-544-66
                                                                         66. MINIMUM
                                                                         WIRE: $5,000.
                                                                         (SMALL SOLID BULLET) YOUR WIRE
                                                                         REDEMPTION
                                                                         REQUEST MUST BE
                                                                         RECEIVED    IN
                                                                            PROPER FORM     BY
                                                                         FIDELITY BEFORE
                                                                         4:00 P.M.
                                                                         EASTERN TIME FOR
                                                                         MONEY TO BE
                                                                         WIRED ON THE
                                                                         NEXT BUSINESS
                                                                         DAY.

CHECK (CHECK_GRAPHIC)                            ALL ACCOUNT TYPES       (SMALL SOLID BULLET) MINIMUM
                                                                         CHECK: $500.
                                                                         (SMALL SOLID BULLET) ALL ACCOUNT
                                                                         OWNERS MUST
                                                                         SIGN A SIGNATURE
                                                                         CARD TO RECEIVE
                                                                         A CHECKBOOK.



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(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically.
While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

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
MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$100      MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                 APPLICATION.
                                 (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
                                 (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                 1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                 SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM   FREQUENCY          SETTING UP OR CHANGING
$100      EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                             1-800-544-6666 FOR AN AUTHORIZATION FORM.
                             (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM   FREQUENCY                SETTING UP OR CHANGING
$100      Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
          quarterly, or annually   opened.
                                   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in June and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
5. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
6. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
7. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
8. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS INTEREST FROM ITS
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not a tax-   advantaged
retirement account, you should be aware of these tax implications. TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capit   al
gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the
   tax characterization of     distributions paid to you in the
previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open.    FSC     normally calculates the fund's NAV as of
the close of business of the NYSE, normally 4:00 p.m. Eastern time. THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's
market value.    Foreign securities are valued on the basis of
quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current
exchange rates. If the values have been     materially affected by
events occurring after the closing of a foreign market, assets may be
valued by    another     method that the Board of Trustees believes
accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE    OR
ELECTRONICALLY    . Fidelity    will not be responsible     for
any     losses resulting from unauthorized transactions if it
   follows     reasonable    security     procedures designed to
verify the identity of the    investor    . Fidelity will request
personalized security codes or other information, and may also record
calls.    For transactions conducted through the Internet, Fidelity
recommends the use of an Internet browser with 128-bit encryption    .
You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be
   purchased at the next NAV calculated after your investment is
received in proper form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
(small solid bullet)    Shares     begin to earn dividends on the
first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is    received in proper
form.     Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Shares earn dividends through the    day     of
redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to
   3.00 % of the amount exchanged. Check each fund's prospectus for details.
From Filler pages

FIDELITY INTERMEDIATE BOND FUND
A FUND OF FIDELITY COMMONWEALTH TRUST
STATEMENT OF ADDITIONAL INFORMATION
   JUNE 19, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus
(dated    June 19, 1998    ). Please retain this document for future
reference. The fund's Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                                 PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase,    Exchange     and Redemption Information

Distributions and Taxes                                           15

FMR

Trustees and Officers                                             16

Management Contract                                               20

Distribution and Service Plan                                     24

Contracts with FMR Affiliates                                     24

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
       IBF   -ptb-    0698
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940
   (the     1940 Act)) of the fund. However, except for the
fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) act as underwriter (except as it may be deemed such in a sale of restricted securities);
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(9) invest in companies for the purpose of exercising control or management.
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse
repurchase agreements with any party (reverse repurchase    agreements
are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately
after such borrowing would exceed 15% of the     fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending (a) money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 5.
   The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be,
"affiliated persons" of the fund under the    1940 Act    . These
transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
       ASSET-BACKED SECURITIES    represent interests in pools of
mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
DELAYED-DELIVERY TRANSACTIONS.    Securities may be bought and
sold     on a delayed-delivery or when-issued basis. These
transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser
until the    security is delivered. The fund may receive fees or price
concessions for entering into delayed-delivery transactions.
   When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases
are outstanding, the delayed-delivery purchases     may result in a
form of leverage. When delayed-delivery purchases are outstanding, a
fund will set aside appropriate liquid assets    in a segregated
custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
   A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
   EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with
substantial     foreign operations may involve significant risks in
addition to the risks inherent in U.S. investments.
   Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
The risks of foreign investing may be magnified for investments in
emerging markets, which may have relatively unstable    governments,
economies based on only a few industries, and securities markets that trade a small number of securities.
       FOREIGN CURRENCY TRANSACTIONS.    A fund may conduct foreign
currency transactions on a spot (i.e., cash) or forward basis
(i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or
administer the day-to-day operations of any company.    A     fund,
however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's
investment in the company. The activities    in which a     fund may
engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following    paragraphs     pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts,
Futures Margin Payments, Limitations on Futures    and Options
Transactions, Liquidity of Options and Futures Contracts, Options and
Futures Relating to Foreign Currencies, OTC     Options, Purchasing
Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply
with guidelines established by the SEC with    respect to coverage of
options and futures strategies by mutual funds and, if the guidelines
so require, will set aside appropriate     liquid assets in a
segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing and writing     options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
       FUTURES CONTRACTS.    In purchasing a futures contract, the
buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate
trading in the futures    markets    . The fund intends to comply with
Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to
different foreign currencies.    Currency options     may also be
purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this
type of arrangement allows the purchaser or    writer greater
flexibility to tailor an option to its needs, OTC options generally
involve greater credit risk than exchange-traded     options, which
are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS    are investments that cannot be sold or
disposed of in the ordinary course of business at approximately
the     prices at which they are valued. Under the supervision of the
Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades
(including the ability to assign or offset    the fund's rights and
obligations relating to the investment).
   Investments currently considered by FMR to be illiquid include
repurchase agreements not entitling the holder to repayment     of
principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted
securities, government-stripped fixed-rate mortgage-    backed
securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
       INDEXED SECURITIES    are instruments whose prices are indexed
to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
   The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate
changes in the United States and abroad. Indexed     securities may be
more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's
creditworthiness deteriorates. Recent issu   ers of indexed securities
have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the purchaser to supply additional cash to the borrower on demand.
LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor
protection with respect to the payment of interest    and repayment of
principal, or may be in default. These securities are often considered
to be speculative and involve greater risk of     loss or price
changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
       MORTGAGE-BACKED SECURITIES    are issued by government and
non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
   The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment occurs when unscheduled or early payments are made on the underlying mortgages, usually in response to a reduction in interest rates. Mortgage-backed security values may also be adversely affected when prepayments on underlying mortgages do not occur. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.
REPURCHASE AGREEMENTS.    In a repurchase agreement, a fund purchases
a security and simultaneously commits to sell that     security back
to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value
of the underlying security will be    less than the resale price, as
well as delays and costs to a fund in connection with bankruptcy proceedings), the fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that
security at an    agreed-upon     price and time. While a reverse
repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been
reviewed and     found satisfactory by FMR. Such transactions may
increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
       SOURCES OF CREDIT OR LIQUIDITY SUPPORT.    FMR may rely on its
evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
       STRIPPED GOVERNMENT SECURITIES.    Stripped government
securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
   Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
SWAP AGREEMENTS    can be individually negotiated and structured to
include exposure to a variety of different types of invest    ments or
market factors. Depending on their structure, swap agreements may
increase or decrease a fund's exposure to long- or    short-term
interest rates (in the United States or abroad), foreign currency
values, mortgage securities, corporate borrowing rates,     or other
factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
   Swap agreements will tend to shift a fund's investment exposure
from one type of investment to another. For example, if the     fund
agreed to exchange payments in dollars for payments in foreign
currency, the swap agreement would tend to decrease the    fund's
exposure to U.S. interest rates and increase its exposure to foreign
currency and interest rates. Caps and floors have an     effect
similar to buying or writing options. Depending on how they are used,
swap agreements may increase or decrease the over   all volatility of
a fund's investments and its share price and yield.
   The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current
income, their prices can be more volatile    than other types of
fixed-income securities when inte    rest rates change. In calculating
a fund's dividend, a portion of the difference    between a zero
coupon bond's purchase price and its face     value is considered
income.
PORTFOLIO TRANSACTIONS
   All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority
con    tained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contracts"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with
National Financial Services Corporation (NFSC) and    Fidelity
Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   For the fiscal periods ended April 30, 1998 and 1997, the fund's portfolio turnover rates were ___% and 116%, respectively. [Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.] [An increased turnover rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions.]
   For the fiscal years ended April 1998, 1997, and 1996, the fund paid brokerage commissions of $________, $_________, and $________, respectively. The fund pays both commissions and spreads in
connection with the placement of portfolio transac   tions. NFSC is
paid on a commission basis. During the fiscal years ended April 1998, 1997, and 1996, the fund paid brokerage commissions of $_______, $_______, and $_______, respectively, to NFSC. During the fiscal year
ended April 1998, this     amounted to approximately __% of the
aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through NFSC is a result of the low commission rates charged by NFSC.]
   [During the fiscal years ended April 1998, 1997, and April 1996, the fund paid brokerage commissions of $_____, $_____, and $_____, respectively, to FBS. During the fiscal year ended April 1998, this
amounted to approximate    ly __% of the aggregate brokerage
commissions paid by the fund involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBS is a result of the low commission rates charged by FBS.]
   [During the fiscal years ended April 1998, 1997, and April 1996, the fund paid brokerage commissions of $______, $_____ and $____, respectively, to FBSJ. During the fiscal year ended April 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBSJ is a result of the low commission rates charged by
FBSJ.]
   During the fiscal year ended April 1998, the fund paid $__ in commissions to brokerage firms that provided research services involving approximately $__ of transactions. The provision of research
services was not necessarily a factor in the placement of    all this
business with such firms.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less
for which market quotations    and information furnished by a pricing
service     are not readily available are valued either at amortized
cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities. PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual
total     returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate
of return that would equal 100% growth on    a compounded basis in ten
years. While average annual total returns are a convenient means of
comparing investment alterna    tives, investors should realize that
the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund. In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions
to total return. Total returns may be    quoted on a before-tax or
after-tax basis. Total returns, yields, and other performance
information may be quoted numerically or in     a table, graph, or
similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS.    The following tables show the fund's
yields and total returns for periods ended April 30, 1998.

            Average Annual Total Returns               Cumulative Total Returns



                                  Thirty-/Se   One    Five    Ten     One    Five    Ten
                                  ven-Day      Year   Years   Years   Year   Years   Years
                                  Yield



       Intermediate Bond           %            %      %       %       %      %       %




[Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's [yield and] total returns would have been lower.] The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
   During the 10-year period ended April 30, 1998, a hypothetical $10,000 investment in Intermediate Bond would have grown to $______, assuming all distributions were reinvested. This was a period of
fluctuating interest rates and bond prices and the figures     below
should not be considered representative of the dividend income or
capital gain or loss that could be realized from an invest   ment in
the fund today. Tax consequences of different investments have not been factored into the figures below.
INTERMEDIATE BOND                           INDICES


Year Ended    Value of     Value of        Value of        Total   S&P 500   DJIA   Cost of
              Initial      Reinvested      Reinvested      Value                    Living
              $10,000      Dividend        Capital Gain
              Investment   Distributions   Distributions







   1998       $            $               $               $       $         $      $

   1997       $            $               $               $       $         $      $

   1996       $            $               $               $       $         $      $

   1995       $            $               $               $       $         $      $

   1994       $            $               $               $       $         $      $

   1993       $            $               $               $       $         $      $

   1992       $            $               $               $       $         $      $

   1991       $            $               $               $       $         $      $

   1990       $            $               $               $       $         $      $

   1989       $            $               $               $       $         $      $


Explanatory Notes: With an initial investment of $10,000 in the fund
on May 1,    1988    , the net amount invested in fund shares was
$10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to    $______.     If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   ______ for dividends and $_____     for
capital gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index. Intermediate Bond may compare its performance to that of the Lehman Brothers Intermediate Government/Corporate Bond Index, a market value weighted performance benchmark for government and corporate fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and 10 years. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
   As of April 30, 1998,     FMR advised over $__ billion in tax-free
fund assets, $__ billion in money market fund assets, $___    billion
in equity fund assets, $__ billion in international fund assets, and
$___ billion in Spartan fund assets. The fund may refer    ence the
growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE,    EXCHANGE     AND REDEMPTION INFORMATION
The fund is open for business and its net asset value per share (NAV)
is calculated each day the New York Stock Exchange    (NYSE) is open
for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor
Day, Thanksgiving Day, and     Christmas Day. Although FMR expects the
same holiday schedule to be observed in the future, the NYSE may
modify its holiday s   chedule at any time. In addition, on days when
the Federal Reserve Wire System is closed, federal funds wires cannot be sent.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of the
fund's dividends derived from certain U.S.    Government
    securities may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. If the fund's distributions exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby
reducing each shareholder's cost basis in the fund.    Mortgage
security paydown gains (losses) on mortgage securities purchased by the fund on or prior to June 8, 1997 are generally taxable as ordinary income and, therefore, increase (decrease) taxable dividend distributions. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
[   As of April 30, 1998     the fund hereby designates approximately
$_______ as a capital gain dividend for the purpose of the dividend-paid deduction.]
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to
shareholders. In order to qualify as a regulated invest   ment company
and avoid being subject to federal income or excise taxes at the fund
level, the fund intends to distribute substan    tially all of its net
investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
The fund is treated as a separate entity from the other funds of Fidelity Commonwealth Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees,    Members of the Advisory Board    , and executive
officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and
Members of the Advisory Board     also serve in similar capacities for
other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested
person"    (as defined in the 1940 Act)     is 82 Devonshire Street,
Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d    (67)    , Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD    (56)    , Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX    (65)    , Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS    (66)    , Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES    (54)    , Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES    (70)    , Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK    (65)    , Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH    (55)    , Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY    (64)    , Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH    (69)    , Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (   65    ), Trustee (1993), is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN    (51)    , Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS    (69)    , Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).
DWIGHT D. CHURCHILL    (44)    , is Vice President of Bond Funds,
Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
FRED L. HENNING, JR.    (58)    , is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
   CHRISTINE JONES THOMPSON (39), is Vice President of Fidelity Intermediate Bond Fund (1997), and other funds advised by FMR. Prior to her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.
ERIC D. ROITER    (49    ), Secretary (1998), is Vice President (1998)
and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER    (51)    , Treasurer (1997), is Treasurer of the
Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO    (51    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH    (52)    , Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his
or her services for the fiscal year ended    April 30, 1998.
COMPENSATION TABLE

Trustees                        Aggregate                     Total
and                             Compensation                  Compensation
Members of the Advisory Board   from                          from the
                                   Intermediate BondB    ,C   Fund Complex*,A

J. Gary Burkhead **             $ 0                           $ 0

Ralph F. Cox                       $                          $ 214,500

Phyllis Burke Davis                $                          $ 210,000

   Robert M. Gates     ***         $                          $176,000

Edward C. Johnson 3d **         $ 0                           $ 0

E. Bradley Jones                   $                          $ 211,500

Donald J. Kirk                     $                          $ 211,500

Peter S. Lynch **               $ 0                           $ 0

William O. McCoy****               $                          $ 214,500

Gerald C. McDonough                $                          $ 264,500

Marvin L. Mann                     $                          $ 214,500

Robert C. Pozen**               $ 0                           $ 0

Thomas R. Williams                 $                           $214,500

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
   *** Mr. Gates was appointed to the Board of Trustees effective
March 1, 1997.
   ****Mr. McCoy was appointed to the Board of Trustees effective
January 1, 1997.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and    may include amounts
required to be deferred and amounts deferred at the election of
Trustees.
C The following amounts are required to be    deferred by each
non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.
F Certain of the non-interested Trustees' aggregate    compensation
from the fund includes accrued voluntary deferred compensation as
follows: [trustee name, dollar amount of     deferred compensation,
fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of ........., approximately __% of the fund's total outstanding shares was held by [FMR] [[and] [an] FMR affiliate[s]]. FMR Corp. is the ultimate parent company of [FMR] [[and] [this/these] FMR affiliate[s]]. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page 16, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of the fund's shares, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the
aggregate, less than    __    % of the fund's total outstanding
shares.
MANAGEMENT CONTRACT
FMR is the fund's manager pursuant to a management contract dated December 1, 1994, which was approved by shareholders on November 16, 1994.
MANAGEMENT SERVICES. The fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable
to FMR and the fees payable to the transfer,    dividend disbursing,
and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested
Trustees. The fund's manage    ment contract further provides that the
fund will pay for typesetting, printing, and mailing prospectuses,
statements of additional    information, notices, and reports to
shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company
Institute dues, and the     costs of registering shares under federal
securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .3700%        $ 0.5 billion   .3700%

 3 - 6            .3400          25             .2664

 6 - 9            .3100          50             .2188

 9 - 12           .2800          75             .1986

 12 - 15          .2500          100            .1869

 15 - 18          .2200          125            .1793

 18 - 21          .2000          150            .1736

 21 - 24          .1900          175            .1695

 24 - 30          .1800          200            .1658

 30 - 36          .1750          225            .1629

 36 - 42          .1700          250            .1604

 42 - 48          .1650          275            .1583

 48 - 66          .1600          300            .1565

 66 - 84          .1550          325            .1548

 84 - 120         .1500          350            .1533

 120 - 174        .1450          400            .1507

 174 - 228        .1400

 228 - 282        .1375

 282 - 336        .1350

 Over 336         .1325

Prior to December 1, 1994, the group fee rate was based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion. The fund's current management contract reflects the group fee rate schedule above for average group assets under $156 billion and the group fee rate schedule below for average group assets in excess of $156 billion and under $372 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 120 - $156 billion   .1450%        $ 150 billion   .1736%

 156 - 192            .1400          175            .1690

 192 - 228            .1350          200            .1652

 228 - 264            .1300          225            .1618

 264 - 300            .1275          250            .1587

 300 - 336            .1250          275            .1560

 336 - 372            .1225          300            .1536

 372 - 408            .1200          325            .1514

 408 - 444            .1175          350            .1494

 444 - 480            .1150          375            .1476

 480 - 516            .1125          400            .1459

 Over 516             .1100          425            .1443

                                     450            .1427

                                     475            .1413

                                     500            .1399

                                     525            .1385

                                     550            .1372

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at
various asset levels, which is the result of cumulatively    applying
the annualized rates on the left. For example, the effective annual fee rate at $___ billion of group net assets - the approximate level for April 1998 - was ___%, which is the weighted average of the respective fee rates for each level of group net assets up to $__ billion.
The fund's individual fund fee rate is 0.30%. Based on the average
group net assets of the funds advised by FMR for    April 1998    ,
the fund's annual management fee rate would be calculated as follows:

                    Group Fee Rate         Individual Fund Fee Rate         Management
                                                                            Fee Rate

Intermediate Bond   0.___%           +     0.30%                      =     0.___%




One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
For the fiscal years ended    April 30, 1998, 1997, and 1996,     the
fund paid FMR management fees of $_________, $____________, and $__________, respectively.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
SUB-ADVISERS.    On behalf of Intermediate Bond, F    MR has entered
into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of the fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of the fund, for providing discretionary investment
management and executing portfolio transactions, FMR pays    FMR U.K.
and FMR Far East a fee equal to __% of its monthly management fee rate
with respect to the fund's average net assets     managed by the
sub-adviser on a discretionary basis.
[For investment advice and research services, no fees were paid to [the sub-advisers/[Name(s) of Sub-adviser(s)]] by FMR on behalf of the fund for the past three fiscal years.]
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support
services. Currently, the Board of Trustees    has     authorized such
payments for Intermediate Bond shares.
   Payments made by FMR either directly or through FDC to third parties for the fiscal year ended 1998 amounted to $____.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Plan was approved by shareholders of Intermediate Bond on November
19, 1986.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
   The fund has entered into a transfer agent agreement with
    FSC   , an affiliate of FMR. Under the terms of the agreement,
    FSC    performs transfer agency, dividend disbursing, and
shareholder services for the fund.
   For providing transfer agency services    , FSC receives an account
fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the
percentage of the Freedom Fund's assets that is    invested in the
fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
   The fund has entered into a service agent agreement with FSC. Under
the terms of the agreement, FSC calculates the NAV and     dividends
for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0400% of the first $500 million of average net assets and 0.0200% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
For the fiscal years ended April 30,    1998    , 1997, and 1996, the
fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $____, $____, and $____, respectively.
For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. For the fiscal years ended April 1998, 1997, and 1996, the fund paid securities lending fees of $__, $__, and $__, respectively.
The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Intermediate Bond is a fund of Fidelity Commonwealth Trust, an open-end management investment company organized as a Massachusetts business trust on November 8, 1974. On April 11, 1975, the trust's name was changed from Fidelity Investors Trust to Fidelity Thrift Trust. On September 1, 1987, the trust's name was changed from Fidelity Thrift Trust to Fidelity Intermediate Bond Fund. On February 16, 1990, the trust's name was changed from Fidelity Intermediate Bond Fund to Fidelity Commonwealth Trust. Currently, there are five funds of the trust: Fidelity Intermediate Bond Fund,
Fidelity    Large Cap Stock Fund, Spartan Market Index Fund, Fidelity
Small Cap Selector, and Fidelity Small Cap Stock Fund. The
Declaration of Trust permits the Trustees to create additional funds. In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or
reckless disregard of the duties involved in the    conduct of their
office.
       VOTING RIGHTS.    Each fund's capital consists of shares of
beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive
or conversion rights; the voting and dividend rights, the     right of
redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end
management investment company, or upon    liquidation and distribution
of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Chase Mahanttan Bank headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    __________________________,     One Post Office Square,
Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended April 30, 1998, and report of the auditor, are included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
The descriptions that follow are examples of eligible ratings for the fund. The fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

SPARTAN MARKET INDEX FUND
CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1...............................................     Cover Page

2  a............................................     Expenses

    b,c..........................................    Contents; The Fund at a Glance; Who May Want To Invest

3  a...........................................      *

b................................................    *

    c,d...........................................   Performance


4  a(i).........................................   Charter


    a(ii).......................................       The Fund at a Glance; Investment Principles and Risks

    b............................................      Investment Principles and Risks

  c.............................................       Who May Want to Invest; Investment Principles and Risks

5  a............................................       Charter

    b(i)........................................       Cover Page; The Fund at a Glance; Charter; Doing Business
                                                       with Fidelity

    b(ii).......................................       Charter

    b(iii)......................................       Expenses; Breakdown of Expenses

     c........................................         *

     d............................................     Charter; Breakdown of Expenses

     e............................................     Cover Page; Charter

     f.............................................    Expenses

    g(i)............................................   Charter

    g(ii).........................................     *

5  A............................................       Performance

6   a(i)........................................       Charter

     a(ii).......................................      How to Buy Shares; How to Sell Shares; Transaction
                                                       Details; Exchange Restrictions

     a(iii).....................................       Charter

     b............................................     *

     c...........................................      Transaction Details; Exchange Restrictions

     d...........................................      *

     e...........................................      Doing Business with Fidelity; How to Buy Shares; How to
                                                       Sell Shares; Investor Services

     f,g.........................................      Dividends, Capital Gains, and Taxes

     h.........................................        *

7   a...........................................       Cover Page; Charter

     b...........................................      Expenses; How to Buy Shares; Transaction Details

     c...........................................      *

     d...........................................      How to Buy Shares

     e...........................................      *

     f............................................     Breakdown of Expenses

8  ..............................................      How to Sell Shares; Investor Services; Transaction Details;
                                                       Exchange Restrictions

9  ..............................................      *



* Not Applicable



SPARTAN MARKET INDEX FUND
CROSS REFERENCE SHEET
(CONTINUED)

Part B:  Statement of Additional Information



Form N-1A Item Number                                   SAI Caption

10,11.........................................          Cover Page

12..............................................        Description of the Trust

13  a,b,c....................................           Investment Policies and Limitations

      d...........................................      *

14  a,b, c........................................      Trustees and Officers

15  a,b.....................................            *

      c..............................................   Trustees and Officers

16  a(i).......................................         FMR; Portfolio Transactions

      a(ii).......................................      Trustees and Officers

      a(iii),b...................................       Management Contract

       c,d......................................        Contracts with FMR Affiliates

       e...........................................     *

       f............................................    Distribution and Service Plan

       g...........................................     *

       h...........................................     Description of the Trust

       i............................................    Contracts with FMR Affiliates

17   a,b,c.......................................       Portfolio Transactions

       d,e.....................................         *

18   a........................................          Description of the Trust

       b...........................................     *

19   a.......................................           Additional Purchase and Redemption Information

       b...........................................     Valuation; Additional Purchase, Exchange and Redemption
                                                        Information

       c...........................................     *

20..............................................        Distributions and Taxes

21   a,b.................................               Contracts with FMR Affiliates

       c................................                *

22  a..............................................     *

     b  .............................................   Performance

23..............................................        Financial Statements



SPARTAN(REGISTERED TRADEMARK)
MARKET
INDEX
FUND
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI)
dated     June 19, 1998. The SAI has been filed with the Securities
and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
SMI-pro-069   8
(fund number 317, trading symbol FSMKX)
Spartan Market Index seeks a total return which corresponds to that of the Standard & Poor's 500 Index.
PROSPECTUS
JUNE 19, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109


CONTENTS


KEY FACTS                      THE FUND AT A GLANCE

                               WHO MAY WANT TO INVEST

                               EXPENSES The fund's yearly operating
                               expenses.

                               FINANCIAL HIGHLIGHTS A summary of the
                               fund's financial data.

                               PERFORMANCE How the fund has done
                               over time.

THE FUND IN DETAIL             CHARTER How the fund is organized.

                               INVESTMENT PRINCIPLES AND RISKS The
                               fund's overall approach to investing.

                               BREAKDOWN OF EXPENSES How
                               operating costs are calculated and what
                               they include.

YOUR ACCOUNT                   DOING BUSINESS WITH FIDELITY

                               TYPES OF ACCOUNTS Different ways to
                               set up your account, including
                               tax-advantaged retirement plans.

                               HOW TO BUY SHARES Opening an
                               account and making additional
                               investments.

                               HOW TO SELL SHARES Taking money out
                               and closing your account.

                               INVESTOR SERVICES Services to help you
                               manage your account.

SHAREHOLDER AND                DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES               AND TAXES

                               TRANSACTION DETAILS Share price
                               calculations and the timing of purchases and redemptions.

                               EXCHANGE RESTRICTIONS

                               APPENDIX

KEY FACTS


THE FUND AT A GLANCE
GOAL: Total return that corresponds to that of the Standard & Poor's 500 Index (S&P 500(registered trademark)). As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests in equity securities of companies that compose the S&P 500 and in other instruments that are based on the value of the index.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund manager.    Bankers Trust
Company (BT) is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. BT currently serves as sub-adviser to the fund and manages the fund's portfolio.
SIZE: As of April 30,    1998    , the fund had over    $__
    billion in assets.
WHO MAY WANT TO
INVEST
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to keep expenses low while pursuing growth of capital and income through a portfolio of securities that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States, as measured by the S&P 500.
Because the fund seeks to track, rather than beat, the performance of
the S&P 500,    the fund is not managed     in the same way as other
mutual funds.    BT generally does not judge the merits of any
particular stock as an investment.     Therefore, you should not
expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.
The value of the fund's investments will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. SPARTAN MARKET
INDEX IS IN THE GROWTH
CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(SOLID BULLET) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(RIGHT ARROW) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual index account fee if your account balance falls below $10,000. See "Transaction Details," page __, for an explanation of how and when these charges apply.
   Sales charge on purchases                            None
and reinvested distributions

Deferred sales charge on redemptions                    None

R   edemption fee (Short-term trading fee)              0.50%
on shares held less than 90 days
(   as a % of amount redeemed)

Annual index account fee (for accounts under $10,000)   $10.00

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The
fund pays a management fee to FMR and BT.    It also incurs other
expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's
expenses     are factored into its share price or dividends and are
not charged directly to shareholder accounts (see "Breakdown of
Expenses" page ).
The following figures    are based     on historical expenses,
adjusted to reflect current fees, of the fund and are calculated as a
percentage of average net assets of the fund.    [A portion of the
brokerage commissions that the fund pays is used to reduce that fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including this reduction, the total fund operating
expenses presented in the table would have been __%.    ]
Management fee (after reimbursement)                  %

12b-1 fee                                             None

Other expenses (after reimbursement)                  %

Total fund operating expenses (after reimbursement)   %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is
5% and that your    shareholder transaction expenses     and the
fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 year     $

3 years    $

5 years    $

10 years   $

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.
   UNDERSTANDING
   EXPENSES
   Operating a mutual fund
   involves a variety of expenses
   for portfolio management,
   shareholder statements, tax
   reporting, and other services.
   These expenses are paid from
   the fund's assets, and their
   effect is already factored into
   any quoted share price or
   return. Also, as an investor,
   you may pay certain expenses
   directly.
   (checkmark)
   Effective April 18, 1997    , FMR has voluntarily agreed to
reimburse the fund to the extent that total operating expenses
   (with the exceptions noted below)     exceed 0.19% of its average
net assets    through December 31, 1999    . If this agreement were
not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets of the fund, would
have been    __%, __% and __%,     respectively. Expenses eligible for
reimbursement do not include interest, taxes, brokerage commissions or
extraordinary expenses.    In addition, sub-advisory fees paid by the
fund associated with securities lending are not eligible for reimbursement.
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
   _______    , independent accountants. The fund's financial
highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.
[FINANCIAL HIGHLIGHTS TO BE FILED BY SUBSEQUENT AMENDMENT.]]
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from May 1 through April 30. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive
funds average. The chart on page    ___     presents calendar year
performance.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended   Past 1   Past 5   Life of
April 30, 1998         year     years    fundA

Spartan Market Index    %    %    %

S&P 500    %    %    %

Lipper S&P 500 Index Objective Funds Average    %    %    %

CUMULATIVE TOTAL RETURNS
Fiscal periods ended   Past 1   Past 5   Life of
April 30, 1998         year     years    fundA

Spartan Market Index    %    %    %

S&P 500    %    %    %

Lipper S&P 500 Index Objective Funds Average    %    %    %

A FROM MARCH 6, 1990 (COMMENCEMENT OF OPERATIONS)
If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.

UNDERSTANDING
PERFORMANCE
Because this fund invests in
stocks, its performance is
related to that of the overall
stock market. Historically, stock
market performance has been
characterized by volatility in
the short run and growth in the
long run. You can see these
two characteristics reflected in
the fund's performance; the
year-by-year total returns on
page __ show that short-term
returns can vary widely, while
the returns in the mountain
chart show long-term growth.
(checkmark)
EXAMPLE: Let's say, hypothetically, that you put $10,000 in the fund
on March 6, 1990. From that date through April 30,    1998    , the
fund's total return was ____%. Your $10,000 would have grown to
   $____     (the initial investment plus    ____%     of $10,000).
   $10,000 OVER LIFE OF FUND
EXPLANA
    Fiscal years 1990 19__ 1998
   $
   $_____
   Row: 1, Col: 1, Value: nil
   Row: 2, Col: 1, Value: nil
   Row: 3, Col: 1, Value: nil
   Row: 4, Col: 1, Value: nil
   Row: 5, Col: 1, Value: nil
   Row: 6, Col: 1, Value: nil
   Row: 7, Col: 1, Value: nil
   Row: 8, Col: 1, Value: nil
   Row: 9, Col: 1, Value: nil
   Row: 10, Col: 1, Value: nil
   Row: 11, Col: 1, Value: nil
   Row: 12, Col: 1, Value: nil
   Row: 13, Col: 1, Value: nil
   Row: 14, Col: 1, Value: nil
   Row: 15, Col: 1, Value: nil
   Row: 16, Col: 1, Value: nil
   Row: 17, Col: 1, Value: nil
   Row: 18, Col: 1, Value: nil
   Row: 19, Col: 1, Value: nil
   Row: 20, Col: 1, Value: nil
   Row: 21, Col: 1, Value: nil
   Row: 22, Col: 1, Value: nil
   Row: 23, Col: 1, Value: nil
   Row: 24, Col: 1, Value: nil
   Row: 25, Col: 1, Value: nil
   Row: 26, Col: 1, Value: nil
   Row: 27, Col: 1, Value: nil
   Row: 28, Col: 1, Value: nil
   Row: 29, Col: 1, Value: nil
   Row: 30, Col: 1, Value: nil
   Row: 31, Col: 1, Value: nil
   Row: 32, Col: 1, Value: nil
   Row: 33, Col: 1, Value: nil
   Row: 34, Col: 1, Value: nil
   Row: 35, Col: 1, Value: nil
   Row: 36, Col: 1, Value: nil
   Row: 37, Col: 1, Value: nil
   Row: 38, Col: 1, Value: nil
   Row: 39, Col: 1, Value: nil
   Row: 40, Col: 1, Value: nil
   Row: 41, Col: 1, Value: nil
   Row: 42, Col: 1, Value: nil
   Row: 43, Col: 1, Value: nil
   Row: 44, Col: 1, Value: nil
   Row: 45, Col: 1, Value: nil
   Row: 46, Col: 1, Value: nil
   Row: 47, Col: 1, Value: nil
   Row: 48, Col: 1, Value: nil
   Row: 49, Col: 1, Value: nil
   Row: 50, Col: 1, Value: nil
   Row: 51, Col: 1, Value: nil
   Row: 52, Col: 1, Value: nil
   Row: 53, Col: 1, Value: nil
   Row: 54, Col: 1, Value: nil
   Row: 55, Col: 1, Value: nil
   Row: 56, Col: 1, Value: nil
   Row: 57, Col: 1, Value: nil
   Row: 58, Col: 1, Value: nil
   Row: 59, Col: 1, Value: nil
   Row: 60, Col: 1, Value: 0.0
   Row: 61, Col: 1, Value: 0.0
   Row: 62, Col: 1, Value: 0.0
   Row: 63, Col: 1, Value: 0.0
   Row: 64, Col: 1, Value: 0.0
   Row: 65, Col: 1, Value: 0.0
   Row: 66, Col: 1, Value: 0.0
   Row: 67, Col: 1, Value: 0.0
   Row: 68, Col: 1, Value: 0.0
   Row: 69, Col: 1, Value: 0.0
   Row: 70, Col: 1, Value: 0.0
   Row: 71, Col: 1, Value: 0.0
   Row: 72, Col: 1, Value: 0.0
   Row: 73, Col: 1, Value: 0.0
   Row: 74, Col: 1, Value: 0.0
   Row: 75, Col: 1, Value: 0.0
   Row: 76, Col: 1, Value: 0.0
   Row: 77, Col: 1, Value: 0.0
   Row: 78, Col: 1, Value: 0.0
   Row: 79, Col: 1, Value: 0.0
   Row: 80, Col: 1, Value: 0.0
   Row: 81, Col: 1, Value: 0.0
   Row: 82, Col: 1, Value: 0.0
   Row: 83, Col: 1, Value: 0.0
   Row: 84, Col: 1, Value: 0.0
   Row: 85, Col: 1, Value: 0.0
   Row: 86, Col: 1, Value: 0.0
   Row: 87, Col: 1, Value: 0.0
   Row: 88, Col: 1, Value: 0.0
   Row: 89, Col: 1, Value: 0.0
   Row: 90, Col: 1, Value: 0.0
   Row: 91, Col: 1, Value: 0.0
   Row: 92, Col: 1, Value: 0.0
   Row: 93, Col: 1, Value: 0.0
   Row: 94, Col: 1, Value: 0.0
   Row: 95, Col: 1, Value: 0.0
   Row: 96, Col: 1, Value: 0.0
   Row: 97, Col: 1, Value: 0.0
   Row: 98, Col: 1, Value: 0.0
   Row: 99, Col: 1, Value: 0.0
   Row: 100, Col: 1, Value: 0.0
   Row: 101, Col: 1, Value: 0.0
   Row: 102, Col: 1, Value: 0.0
   Row: 103, Col: 1, Value: 0.0
   Row: 104, Col: 1, Value: 0.0
   Row: 105, Col: 1, Value: 0.0
   Row: 106, Col: 1, Value: 0.0
   Row: 107, Col: 1, Value: 0.0
   Row: 108, Col: 1, Value: 0.0
   Row: 109, Col: 1, Value: 0.0
   Row: 110, Col: 1, Value: 0.0
   Row: 111, Col: 1, Value: 0.0
   Row: 112, Col: 1, Value: 0.0
   Row: 113, Col: 1, Value: 0.0
   Row: 114, Col: 1, Value: 0.0
   Row: 115, Col: 1, Value: 0.0
   Row: 116, Col: 1, Value: 0.0
   Row: 117, Col: 1, Value: 0.0
   Row: 118, Col: 1, Value: 0.0
   Row: 119, Col: 1, Value: 0.0
   Row: 120, Col: 1, Value: 0.0

YEAR-BY-YEAR TOTAL RETURNS
   CALENDAR YEARS    1991 1992 1993 1994 1995 1996 1997
       SPARTAN  MARKET INDEX        % % % % % %
   S&P 500     % % % % % %
   LIPPER S&P 500 INDEX OBJECTIVE FUNDS AVERAGE    % % % % % %
   CONSUMER PRICE INDEX     % % % % % %
PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 0.0
ROW: 4, COL: 1, VALUE: 0.0
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
(LARGE SOLID BOX) SPARTAN
MARKET INDEX
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
S&P 500 is a widely recognized, unmanaged index of common stocks. Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper S&P 500 Index Objective
Funds Average.    As of April 30, 1998    , the average reflected the
performance of    ___     mutual funds with similar investment
objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
SPARTAN MARKET INDEX IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Commonwealth Trust, an open-end management investment company organized as a Massachusetts business trust on November 8, 1974.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance.
   The trustees serve as trustees for other Fidelity funds.     The
majority of trustees are not otherwise affiliated with Fidelity    or
BT    .
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
   The fund is managed by FMR, which handles its business affairs. BT, the fund's sub-adviser, chooses the fund's investments. FMR supervises the sub-adviser and, in conjunction with the Board of Trustees,
reviews the performance of its duties    .
Fidelity investment personnel may invest in securities for their own
   accounts     pursuant to a code of ethics that establishes
procedures for personal investing and restricts certain transactions. Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward
C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
   BT AND ITS AFFILIATES
   BT is the sub-adviser of the fund, and acts as the fund's
custodian.
   BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust New York Corporation.
   BT, subject to the supervision and direction of the Board of Trustees and FMR, makes investment decisions for the fund, places orders to buy, sell and lend the fund's investments and manages the fund in accordance with its investment objectives and policies. BT may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as sub-adviser. BT places orders for portfolio transactions with broker-dealers and other firms of its choosing, which may include affiliates of BT or FMR.
   BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
   BT may use FMR and BT broker-dealer affiliates and other firms that
sell fund shares to carry out a fund's transactions,     provided that
the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The fund seeks to provide investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States.
To achieve this objective, the fund attempts to duplicate the composition and total return of the S&P 500. The S&P 500 is made up of 500 common stocks, most of which trade on the New York Stock Exchange
(NYSE). Standard & Poor's (S&P) is neither an affiliate nor a sponsor of the fund, and inclusion of a stock in the index does not imply that it is a good investment. The S&P 500 is a widely recognized, unmanaged index of common stock prices. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. Total returns for the S&P 500 assume reinvestment of dividends but do not include the effect of brokerage commissions, or other fees. At some time in the future FMR may, subject to shareholders' approval and 30 days' notice, select another index if such a standard of comparison is deemed to be more representative of the performance of U.S. common stocks.
Under normal conditions the fund seeks to invest at least 80% of its assets in equity securities of companies that compose the S&P 500.
The fund may not always hold all of the same securities as the S&P
500.    BT     may choose, if extraordinary circumstances warrant, to
exclude an index stock from the fund and substitute a similar stock if doing so will help the fund achieve its objective.
The fund may not track the S&P 500 perfectly. Differences between the S&P 500 and the fund's portfolio may cause differences in performance. Even if the fund's investments match the S&P 500 exactly, its returns could differ on a day-to-day basis because of differences in how the fund and the S&P 500 are valued. The fund normally values all of its investments at 4:00 p.m. Eastern time. The S&P 500 is valued by its sponsor, who may use different closing prices than the fund does. In addition, the fund's ability to replicate the S&P 500's returns will depend to some extent on transaction costs and the size and frequency of cash flows into and out of the fund.
The fund seeks to achieve a 98% or better correlation between its
total return and the total return of the S&P 500.    BT uses an
indexing technique to structure the fund's portfolio similarly to that of the S&P 500. FMR monitors correlation between the performance of the fund and that of the S&P 500 on a monthly basis. Correlation is measured by comparing the fund's monthly total returns to those of the S&P 500 over the most recent 36-month period. In the unlikely event that the fund cannot achieve a correlation of 98% or better, the trustees will consider alternative arrangements.
The value of the fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
   BT may use     various investment techniques to hedge a portion of
the fund's risks, but there is no guarantee that these strategies will
work    as BT     intends. Also, as a mutual fund, the fund seeks to
spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of the fund, they may be worth more or less than what you paid for them.
The fund may purchase short-term debt securities for cash management purposes and may use various techniques, such as stock index futures, to adjust its exposure to the S&P 500.
   BT normally     invests the fund's assets according to its
investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of
instruments in which the fund may invest, strategies    BT     may
employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
   BT may     not buy all of these instruments or use all of these
techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, the fund may not purchase more than 10% of the outstanding voting securities of a
single issuer.    This limitation does not apply to securities of
other investment companies.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other
operational risks;    and the potentially less stringent investor
protection and disclosure standards of foreign markets.     All of
these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
   BT can use these practices in its efforts to track the returns of
the S&P 500. If BT judges marke    t conditions incorrectly or employs
a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID SECURITIES. Some investments may be determined by    BT    ,
under the supervision of the    Board of Trustees and FMR    , to be
illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. OTHER INSTRUMENTS may include securities of other investment companies.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00
share price.    The fund may also invest in similar money market funds
managed by BT or other investment managers.     A major change in
interest rates or a default on    a     money market fund's
investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not
apply to U.S. Government securities    or to securities of other
investment companies    .
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a
means of earning income.    BT receives a portion of securities
lending income as a sub-advisory fee. Securities lending     could
result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the S&P 500, while keeping transaction costs and other expenses low.
With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do
not apply to U.S. Government securities    or to securities of other
investment companies.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and
business affairs.    FMR and the fund pay sub-advisory fees to BT for
managing the fund's investments, administering its securities lending
program, and for custodial services. The fund also pays     OTHER
EXPENSES,    which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management
fees    and other expenses     above a specified limit. FMR retains
the ability to be repaid by the fund if expenses fall below the
specified limit prior to the end of the fiscal year.    Reimbursement
arrangements     can decrease the fund's expenses and boost its
performance.
MANAGEMENT AND
SUB-ADVISORY FEES
   Management and sub-advisory fees are calculated and paid every month to FMR and BT, respectively. The fund pays the fees at the annual rate of 0.24% of its average net assets. These fees include a management fee of ___% payable to FMR, and an [estimated] sub-advisory fee of ___% payable to BT (representing 40% of net income from
securities lending)    .
   FMR has voluntarily agreed to limit the fund's total operating expenses (excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions or extraordinary expenses) to an annual rate of 0.19% of average net assets. This agreement will continue through December 31, 1999.
       BT IS THE FUND'S SUB-ADVISER    under an agreement with FMR and
the fund. BT is paid a sub-advisory fee for providing investment management, securities lending and custodial services to the fund.
   For investment management, securities lending and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.
   OTHER EXPENSES
   While the management and sub-advisory fees are significant components of the fund's annual operating costs, the fund has other expenses as well.
   For the fiscal year ended April 1998, the fund paid transfer agency and pricing and bookkeeping fees equal to 0.__% of its average net assets. [This amount is before expense reductions, if any.]
   The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, and calculating the fund's share price and dividends.
   The fund also pays other expenses, such as legal and audit fees; in some instances, proxy solicitation costs; and the compensation of
trustees who are not affiliated with Fidelity    .
To offset shareholder service costs, FSC also collects the fund's annual index account fee of $10.00 per account on accounts under $10,000.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan
recognizes that FMR may use    its management fee revenues, as well as
its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees has authorized such payments    .
The fund's portfolio turnover rate for the fiscal year ended April
   1998     was __%. This rate varies from year to year.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a
leader in providing    tax-advantaged     retirement plans for
individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity
has over    __     walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or Fidelity directly, as appropriate.
   FIDELITY FACTS
   Fidelity offers the broadest
   selection of mutual funds
   in the world.
   (solid bullet) Number of Fidelity mutual
   funds: over ___
   (solid bullet) Assets in Fidelity mutual
   funds: over $___ billion
   (solid bullet) Number of shareholder
   accounts: over __ million
   (solid bullet) Number of investment
   analysts and portfolio
   managers: over ___
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
   R    ETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
    Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
 (solid bullet)     TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS
(IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet)     ROTH IRAS    allow individuals to make
non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROTH CONVERSION IRAS    allow individuals with
assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet)        ROLLOVER IRAS    help retain special tax
advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
   (solid bullet)     PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
(KEOGHS)    allow self-employed individuals or small business owners
to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide
small business owners or those with    self-employment income     (and
their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet)        SALARY REDUCTION SEP-IRAS (SARSEPS)    allow
employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) SIMPLE IRAS provide small business owners and those
with    self-employment income     (and their eligible employees) with
many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) 401(K) PLANS allow employees of organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of
   501(c)(3)     tax-exempt institutions, including schools,
hospitals, and other charitable organizations.
(solid bullet)        DEFERRED COMPENSATION PLANS (457 PLANS)    are
available to employees of most state and local governments and their
agencies and to employees of tax-exempt institution    s.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
   THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund's shares are sold without a sales charge.
   Your shares will be purchased at the next NAV calculated after your investment is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page __. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A    TAX-ADVANTAGED     RETIREMENT PLAN,
such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
   For certain Fidelity retirement accounts    (double dagger)  $500
TO ADD TO AN ACCOUNT  $1,000
   For certain Fidelity retirement accounts    (double dagger) $250
Through regular investment plans* $500
MINIMUM BALANCE $5,000
   For certain Fidelity retirement accounts    (double dagger) $500
(double dagger)   THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL
IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH
ACCOUNTS    .
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE    __    .
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from Fidelity retirement accounts. Refer to the program materials for details.

                                       TO OPEN AN                             TO ADD TO
                                       ACCOUNT                                AN
                                                                              ACCOUNT

PHONE 1-800-544-7777 (PHONE_GRAPHIC)   (SMALL SOLID BULLET) EXCHANGE FROM     (SMALL SOLID BULLET) EXCHANGE FROM
                                       ANOTHER FIDELITY                       ANOTHER
                                       FUND ACCOUNT WITH                      FIDELITY FUND
                                       THE SAME                               ACCOUNT WITH
                                       REGISTRATION,                          THE SAME
                                       INCLUDING NAME,                        REGISTRATION,
                                       ADDRESS, AND                           INCLUDING
                                       TAXPAYER ID                            NAME,
                                       NUMBER.                                ADDRESS, AND
                                                                              TAXPAYER ID
                                                                              NUMBER.
                                                                              (SMALL SOLID BULLET) USE FIDELITY
                                                                              MONEY LINE TO
                                                                              TRANSFER FROM
                                                                              YOUR BANK
                                                                              ACCOUNT. CALL
                                                                              BEFORE YOUR
                                                                              FIRST USE TO
                                                                              VERIFY THAT THIS
                                                                              SERVICE IS IN
                                                                              PLACE ON YOUR
                                                                              ACCOUNT.
                                                                              MAXIMUM
                                                                              MONEY LINE:
                                                                              UP TO
                                                                              $100,000.

MAIL (MAIL_GRAPHIC)                    (SMALL SOLID BULLET) COMPLETE AND      (SMALL SOLID BULLET)    MAKE YOUR
                                       SIGN THE                                  CHECK PAYABLE
                                       APPLICATION.                              TO THE COMPLETE
                                          MAKE YOUR CHECK                        NAME OF THE
                                          PAYABLE TO THE                         FUND.     INDICATE
                                          COMPLETE NAME                       YOUR FUND
                                          OF THE FUND.     MAIL               ACCOUNT NUMBER
                                       TO THE ADDRESS                         ON YOUR CHECK
                                       INDICATED ON THE                       AND MAIL TO THE
                                       APPLICATION.                           ADDRESS PRINTED
                                                                              ON YOUR ACCOUNT
                                                                              STATEMENT.
                                                                              (SMALL SOLID BULLET) EXCHANGE BY
                                                                              MAIL: CALL
                                                                              1-800-544-666
                                                                              6 FOR
                                                                              INSTRUCTIONS.

IN PERSON (HAND_GRAPHIC)               (SMALL SOLID BULLET) BRING YOUR        (SMALL SOLID BULLET) BRING YOUR
                                       APPLICATION AND                        CHECK TO A
                                       CHECK TO A                             FIDELITY INVESTOR
                                       FIDELITY INVESTOR                      CENTER. CALL
                                       CENTER. CALL                           1-800-544-97
                                       1-800-544-979                          97 FOR THE
                                       7 FOR THE CENTER                       CENTER NEAREST
                                       NEAREST YOU.                           YOU.

WIRE (WIRE_GRAPHIC)                    (SMALL SOLID BULLET) CALL              (SMALL SOLID BULLET) NOT AVAILABLE
                                       1-800-544-777                          FOR RETIREMENT
                                       7 TO SET UP YOUR                       ACCOUNTS.
                                       ACCOUNT AND TO                         (SMALL SOLID BULLET) WIRE TO:
                                       ARRANGE A WIRE                         BANKERS TRUST
                                       TRANSACTION. NOT                       COMPANY,
                                       AVAILABLE FOR                          BANK ROUTING
                                       RETIREMENT                             #021001033,
                                       ACCOUNTS.                              ACCOUNT
                                       (SMALL SOLID BULLET) WIRE WITHIN 24    #00163053.
                                       HOURS TO:                                 SPECIFY THE
                                       BANKERS TRUST                             COMPLETE NAME
                                       COMPANY,                                  OF THE FUND     AND
                                       BANK ROUTING                           INCLUDE YOUR
                                       #021001033,                            ACCOUNT
                                       ACCOUNT                                NUMBER AND
                                       #00163053.                             YOUR NAME.
                                          SPECIFY THE
                                          COMPLETE NAME
                                          OF THE FUND     AND
                                       INCLUDE YOUR NEW
                                       ACCOUNT NUMBER
                                       AND YOUR NAME.

AUTOMATICALLY (AUTOMATIC_GRAPHIC)      (SMALL SOLID BULLET) NOT AVAILABLE.    (SMALL SOLID BULLET) USE FIDELITY
                                                                              AUTOMATIC
                                                                              ACCOUNT
                                                                              BUILDER. SIGN
                                                                              UP FOR THIS
                                                                              SERVICE WHEN
                                                                              OPENING YOUR
                                                                              ACCOUNT, OR
                                                                              CALL
                                                                              1-800-544-66
                                                                              66 TO ADD IT.



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
(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
   You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
 THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV minus the short-term trading fee, if applicable. If you sell shares of the fund after holding them less than 90 days, the fund will deduct a short-term trading fee equal to 0.50% of the value of those
shares.
   Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable. The fund's NAV is normally calculated each business day at
4:00 p.m. Eastern time.
To enhance the fund's ability to track the S&P 500, shareholders are urged to submit redemption requests before 2:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the
methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$5,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


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IF YOU SELL SHARES OF THE FUND AFTER HOLDING THEM LESS THAN 90 DAYS, THE FUND WILL DEDUCT A
   SHORT-TERM TRADING FEE     EQUAL TO 0.50% OF THE VALUE OF THOSE SHARES.



PHONE 1-800-544-7777 (PHONE_GRAPHIC)             ALL ACCOUNT TYPES       (SMALL SOLID BULLET) MAXIMUM
                                                 EXCEPT RETIREMENT       CHECK REQUEST:
                                                                         $100,000.
                                                 ALL ACCOUNT TYPES       (SMALL SOLID BULLET) FOR MONEY LINE
                                                                         TRANSFERS TO YOUR
                                                                         BANK ACCOUNT;
                                                                         MINIMUM: $10;
                                                                         MAXIMUM: UP
                                                                         TO $100,000.
                                                                         (SMALL SOLID BULLET) YOU MAY
                                                                         EXCHANGE TO
                                                                         OTHER FIDELITY
                                                                         FUNDS IF BOTH
                                                                         ACCOUNTS ARE
                                                                         REGISTERED WITH
                                                                         THE SAME
                                                                         NAME(S),
                                                                         ADDRESS, AND
                                                                         TAXPAYER ID
                                                                         NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)(HAND_GRAPHIC)   INDIVIDUAL, JOINT       (SMALL SOLID BULLET) THE LETTER OF
                                                 TENANT,                 INSTRUCTION MUST
                                                 SOLE PROPRIETORSHIP,    BE SIGNED BY ALL
                                                 UGMA, UTMA              PERSONS
                                                 RETIREMENT ACCOUNT      REQUIRED TO SIGN
                                                                         FOR TRANSACTIONS,
                                                                         EXACTLY AS THEIR
                                                 TRUST                   NAMES APPEAR
                                                                         ON THE ACCOUNT.
                                                                         (SMALL SOLID BULLET) THE ACCOUNT
                                                                         OWNER SHOULD
                                                 BUSINESS OR             COMPLETE A
                                                 ORGANIZATION            RETIREMENT
                                                                         DISTRIBUTION
                                                                         FORM. CALL
                                                                         1-800-544-66
                                                                         66 TO REQUEST
                                                 EXECUTOR,               ONE.
                                                 ADMINISTRATOR,          (SMALL SOLID BULLET) THE TRUSTEE MUST
                                                 CONSERVATOR,            SIGN THE LETTER
                                                 GUARDIAN                INDICATING
                                                                         CAPACITY AS
                                                                         TRUSTEE. IF THE
                                                                         TRUSTEE'S NAME IS
                                                                         NOT IN THE
                                                                         ACCOUNT
                                                                         REGISTRATION,
                                                                         PROVIDE A COPY
                                                                         OF THE TRUST
                                                                         DOCUMENT
                                                                         CERTIFIED WITHIN
                                                                         THE LAST 60
                                                                         DAYS.
                                                                         (SMALL SOLID BULLET) AT LEAST ONE
                                                                         PERSON
                                                                         AUTHORIZED BY
                                                                         CORPORATE
                                                                         RESOLUTION TO ACT
                                                                         ON THE ACCOUNT
                                                                         MUST SIGN THE
                                                                         LETTER.
                                                                         (SMALL SOLID BULLET) INCLUDE A
                                                                         CORPORATE
                                                                         RESOLUTION WITH
                                                                         CORPORATE SEAL
                                                                         OR A SIGNATURE
                                                                         GUARANTEE.
                                                                         (SMALL SOLID BULLET) CALL
                                                                         1-800-544-66
                                                                         66 FOR
                                                                         INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                              ALL ACCOUNT TYPES       (SMALL SOLID BULLET) YOU MUST SIGN
                                                 EXCEPT RETIREMENT       UP FOR THE WIRE
                                                                         FEATURE BEFORE
                                                                         USING IT. TO
                                                                         VERIFY THAT IT IS
                                                                         IN PLACE, CALL
                                                                         1-800-544-66
                                                                         66. MINIMUM
                                                                         WIRE: $5,000.
                                                                         (SMALL SOLID BULLET) YOUR WIRE
                                                                         REDEMPTION
                                                                         REQUEST MUST BE
                                                                         RECEIVED IN
                                                                            PROPER FORM     BY
                                                                         FIDELITY BEFORE
                                                                         4:00 P.M.
                                                                         EASTERN TIME FOR
                                                                         MONEY TO BE
                                                                         WIRED ON THE
                                                                         NEXT BUSINESS
                                                                         DAY.



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
(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

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
MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$500      MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                 APPLICATION.
                                 (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
                                 (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                 1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                 SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM   FREQUENCY          SETTING UP OR CHANGING
$500      EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                             1-800-544-6666 FOR AN AUTHORIZATION FORM.
                             (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM   FREQUENCY                SETTING UP OR CHANGING
$500      Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
          quarterly, or annually   opened.
                                   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in June and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers three options:
9. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
10. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
11. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not a    tax-advantaged
retirement     account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
   For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous
year    .
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open.    FSC     normally calculates the fund's NAV as of
the close of business of the NYSE, normally 4:00 p.m. Eastern time. THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
   The fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify
that your    social security     or taxpayer identification number is
correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
Y   OU MAY INITIATE MANY TRAN    SACTIONS    BY TELEPHONE OR
ELECTRONICALLY    .    Fidelity will not be responsible for any losses
resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the
investor    . Fidelity will request personalized security codes or
other information, and may also record calls.    For transactions
conducted through the Internet, Fidelity recommends the use of an
Internet browser with 128-bit encryption    . You should verify the
accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
       THE FUND RESERVES THE RIGHT to suspend the offering of
shares    for a period of time.
       WHEN YOU PLACE AN ORDER TO BUY SHARES,    your shares will be
purchased at the next NAV calculated after your investment is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will
be    canceled     and you could be liable for any losses or fees the
fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after    your order is received in proper
form, minus the short-term trading fee, if applicable. Note the
following    :
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
       A SHORT-TERM TRADING FEE    of     0.50   % will be deducted
from the redemption amount if you sell your shares after holding them
less than     90    days. This fee is paid to the fund rather than
Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.
   The short-term trading fee, if applicable, is charged on exchanges out of the fund. If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.
THE FUND CHARGES AN ANNUAL INDEX ACCOUNT FEE of $10.00 per account to offset shareholder service costs if your account balance falls below
   $10,000 at the time of the December distribution    . The index
account fee does not apply to assets held in employee benefit plans (including Fidelity-sponsored 403(b) arrangements but otherwise as defined in the Employee Retirement Income Security Act of 1974,
excluding SIMPLE IRAs, SEP IRAs and    the     Fidelity Retirement
Plan) having more than 50 eligible employees or a minimum of $1,000,000 in plan assets that have at least some portion of their assets invested in mutual funds advised by FMR and which are marketed and distributed directly to plan sponsors and participants without any assistance or intervention from any intermediary distribution channel. In addition, this fee does not apply to assets held in a Fidelity
   Traditional     IRA or Fidelity Rollover IRA purchased    with
proceeds     of a distribution or transfer from an employee benefit
plan as described above, provided that at the time of the distribution or transfer the employee benefit plan satisfies the requirements described above.
F   SC deducts $10.00 from each account at the time the December distribution is credited to each account. If the amount of the distribution is not sufficient to pay the fee, the index account fee
may be deducted directly from your account balance    .
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send
the proceeds to you. Your shares will be redeemed at    the NAV, minus
the short-term trading fee, if applicable, on the day your account is
closed    .
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
       OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS,    and
may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.
APPENDIX
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.
"Standard & Poor's(registered trademark)," "S&P(registered trademark)," "S&P 500(registered trademark)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill, Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
From Filler pages

SPARTAN MARKET INDEX FUND
A FUND OF FIDELITY COMMONWEALTH TRUST
STATEMENT OF ADDITIONAL INFORMATION
   JUNE 19, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus
   (dated June 19, 1998    ). Please retain this document for future
reference. The fund's Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                          PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase, Exchange and Redemption Information

Distributions and Taxes

FMR

BT

Trustees and Officers

Management Contract

Distribution and Service Plan

Contracts with FMR Affiliates

Contracts with BT Affiliates

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
   INVESTMENT SUB-ADVISER
   Bankers Trust Company (BT)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
   SMI-ptb-0698
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities,
or securities of other investment companies    ) if, as a result, (a)
more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page    ___.
   For purposes of the fund's limitation on concentration in a single industry, the fund may use the industry categorizations as defined by BARRA, Inc.

   The following pages contain more detailed information about types of instruments in which the fund may invest, strategies BT may employ in pursuit of the fund's investment objective, and a summary of related risks. BT may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS.    A fund may engage in transactions
with financial institutions that are, or may be considered to be,
"affiliated persons" of the fund under the 1940 Act.     These
transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
       CONVERTIBLE SECURITIES    are bonds, debentures, notes,
preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
   EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the
risks inherent in U.S. investmen    ts.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S.
dollars, or other government intervention.    There is no assurance
that BT will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
   It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
   Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have
difficulty enforcing their legal rights in foreign countrie    s.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
   American Depositary Receipts (ADRs) as well as other "hybrid" forms
of ADR    s, including European Depositary Receipts (EDRs) and Global
Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate
actions. ADRs are    alternatives     to directly purchasing the
underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
   The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected
by    BT    .
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
   Successful use of currency management strategies will depend on BT's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as BT anticipates. For example, if a currency's value rose at a time when BT had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If BT hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if BT increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that BT's use of currency management strategies will be
advantageous to a fund or that it will hedge at appropriate times    .
FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors,
and shareholders of a company when    BT     determines that such
matters could have a significant effect on the value of the fund's
investment in the company.    The activities in which a fund may
engage    , either individually or in conjunction with others, may
include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing
   third-party     takeover efforts. This area of corporate activity
is increasingly prone to litigation and it is possible that a fund
could be involved in lawsuits related to such activities.    BT
    will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions,
Liquidity of Options and Futures Contracts,    OTC Options, Purchasing
Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.    The fund will
comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the
guidelines so require    , will set aside appropriate liquid assets in
a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing and writing options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a
call option on the same underlying instrument would     construct a
combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's
current or anticipated investments exactly.    A     fund may invest
in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in
which    the fund     typically invests, which involves a risk that
the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their
underlying instruments, even if the underlying instruments match    a
fund'    s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in
all cases. If price changes in    a fund's     options or futures
positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing a futures contract, the buyer
agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the
buyer and seller enter into the contrac    t. Some currently available
futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments
do not constitute purchasing securities on margin for purposes of    a
fund    's investment limitations. In the event of the bankruptcy of
an FCM that holds margin on behalf of    a fund,     the fund may be
entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
   BT     also intends to follow certain other limitations on the
fund's futures and option activities. The fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in option premiums. Under normal conditions, the fund will not enter into any futures contract or option if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures or options positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is
imposed, it may be impossible to    enter into     new positions or
close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this
type of arrangement allows the    purchaser or writer     greater
flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the
   purchase    r obtains the right (but not the obligation) to sell
the option's underlying instrument at a fixed strike price. In return
for this right, the    purchase    r pays the current market price for
the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts. The    purchaser     may
terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the
   purchaser     will lose the entire premium. If the option is
exercised, the    purchaser     completes the sale of the underlying
instrument at the strike price. A    purchaser     may also terminate
a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the    premium, plus related transaction
costs)    .
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
   WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures
contracts    .
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees and FMR, BT determines the liquidity of a fund's investments and, through reports from FMR and/or BT, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, BT may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
   Investments currently considered by BT to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days and over-the-counter options. Also, BT may determine some restricted
securities,     emerging market securities, and swap agreements to be
illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
   In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee
appointed by the Board of Trustees    .
INDEXED SECURITIES. Indexed securities include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by
reference to the    returns of the S&P 500 or comparable stock
indices. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the S&P 500 as accurately as direct investments in the S&P 500.
INTERFUND BORROWING AND LENDING PROGRAM.    Pursuant to an exemptive
order issued by the SEC, a fund may lend money to, and borrow money
from, other funds advised by FMR or its affiliates.     A fund will
lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the
cost of bank loans.    Interfund loans and borrowings normally extend
overnight, but can have a maximum duration of seven days. Loans may be
called on one day's notice.     A fund may have to borrow from a bank
at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
       OTHER INVESTMENT COMPANIES.    A fund may purchase the shares
of other investment companies.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security.
   As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account
at a bank    , marked-to-market daily, and maintained at a value at
least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy
proceedings), t   he fund will engage in repurchase agreement
transactions with parties whose creditworthiness has been reviewed and found satisfactory by BT or, under certain circumstances, by FMR or an FMR-affiliate.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where
registration is required,    a     fund may be obligated to pay all or
part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS.    In a reverse repurchase agreement, a
fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that
security at an agreed-upon price and time.     While a reverse
repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its
obligation under the agreement.    The fund will enter into reverse
repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by BT or, under certain circumstances, by FMR or an FMR-affiliate. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a
form of leverage    .
       SECURITIES LENDING.    A fund may lend securities to parties
such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp. The fund will not lend securities to BT or its affiliates. BT receives a portion of securities lending income earned by the fund.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially,
loans will be made only to parties deemed by    BT, or, under certain
circumstances, FMR or an FMR-affiliate, to be of good standing. Furthermore, they will only be made if, in BT's judgment, the consideration to be earned from such loans would justify the risk.
   BT     understands that it is the current view of the SEC Staff
that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
   Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). If a fund cannot recover the loaned securities on termination, a fund may sell the collateral and purchase a replacement investment in the market.
SHORT SALES "AGAINST THE BOX."    A fund may sell securities short
when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as
short sales "against the box." If a fund     enters into a short sale
against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS. Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or
   group of stocks    , and the fund agrees in return to pay a fixed
or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or
minimum exposure to a designated index.    In order to track the
return of its designated index effectively, the fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.
   The most significant factor in the performance of swap agreements is the change in value of the specific index or currency or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses and impairing the fund's correlation with the S&P 500. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
   A fund will maintain appropriate liquid assets in a segregated
custodial account to cover its current obligations     under swap
agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
       WARRANTS.    Warrants are instruments which entitle the holder
to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
   Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. PORTFOLIO TRANSACTIONS
   All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by BT pursuant to authority contained in the management contract and sub-advisory agreement. BT is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act
as investment adviser    . In selecting broker-dealers, subject to
applicable limitations of the federal securities laws,    BT
considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on
a continuing basis; a   nd the reasonableness of any commissions    .
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts
over which FMR    or BT or their affiliates     exercise investment
discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection
of such broker-dealers generally is made by    BT (to the extent
possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by BT's investment staff based primarily upon the quality of execution services provided.
   The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to BT in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other BT clients may be useful to BT in carrying out its obligations to the fund. The receipt of such research has not reduced BT's normal independent research activities; however, it enables BT to avoid the additional expenses that could be incurred if BT tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions,
   BT must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or BT's overall responsibilities to the fund and its other clients. In reaching this determination, BT will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
   BT     is authorized to use research services provided by and to
place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of
other Fidelity funds to the extent permitted by law.    BT may use
research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., and BT Brokerage Corporation, BT Alex-Brown Incorporated or BT Futures Corporation, indirect subsidiaries of Bankers Trust New York Corporation, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The    fund's Trustees periodically review BT's performanc    e of its
responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   For the fiscal periods ended April 30, 1998 and 1997, the fund's portfolio turnover rates were __% and ___%, respectively.
   For the fiscal years ended April 1998, 1997, and 1996, the fund paid brokerage commissions of $________, $_________, and $________, respectively. The fund pays both commissions and spreads in connection with the placement of portfolio transactions. NFSC is paid on a commission basis. During the fiscal years ended April 1998, 1997, and 1996, the fund paid brokerage commissions of $_______, $_______, and
$_______, respectively    , to NFSC. During the fiscal year ended
April 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving
approximately    __%     of the aggregate dollar amount of
transactions for which the fund paid brokerage commissions. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through NFSC is a result of the low commission rates charged by NFSC.
   During the fiscal year ended April 1998, the fund paid $__ in commissions to brokerage firms that provided research services involving approximately $__ of transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms. [During the fiscal year ended April 1998, the fund paid no fees to brokerage firms that provided research services.]
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for
the fund    are made by BT     and are independent from those of other
funds managed by FMR    or BT or accounts managed by FMR or BT
affiliates. It sometimes happens that the same security is held in the
portfolio of more than one BT-managed fund or account    .
Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that
the desirability of retaining FMR as investment manager    and BT as
sub-advise    r to the fund outweighs any disadvantages that may be
said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less
for which market quotations    and information furnished by a pricing
service     are not readily available are valued either at amortized
cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities. PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's
NAV over a stated period but do not include the effect of    the
$10.00 index fee    . Average annual total returns are calculated by
determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or
after-tax basis.    Total returns may omit or include the effect of
the fund's $5.00 account closeout fee (which was in effect through September 30, 1991), the 0.50% short-term trading fee applicable on shares held less than 180 days, and/or the $10.00 index account fee. Omitting fees and charges will cause the fund's total return figures to be higher. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar
illustration    .
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. The fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.
   On April 24, 1998, the 13-week and 39-week long-term moving averages were $__ and $__, respectively.
       HISTORICAL FUND RESULTS.    The following table shows the
fund's total returns for periods ended April 30, 1998. Total return figures do not include the effect of the fund's 0.50% short-term trading fee, applicable to shares held less than 90 days.

            Average Annual Total Returns               Cumulative Total Returns


                             One    Five    Life of   One    Five    Life of
                             Year   Years   Fund*     Year   Years   Fund*



Spartan Market Index          %      %       %         %      %       %

* From March 6, 1990 (commencement of operations).
Note: If FMR had not reimbursed certain fund expenses during these
periods, the fund's total returns would have    been     lower.
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
   During the period from March 6, 1990 (commencement of operations) to April 30, 1998, a hypothetical $10,000 investment in Spartan Market
Index would have grown to $______,     assuming all distributions were
reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today. Tax consequences of different
investments have not been factored into the figures below.    The
figures in the table do not include the effect of the fund's 0.50% short-term trading fee applicable to shares held less than 90 days.
SPARTAN MARKET INDEX                           INDICES


 Period    Value of     Value of        Value of        Total   S&P 500   DJIA   Cost of
Ended      Initial      Reinvested      Reinvested      Value                    Living**
           $10,000      Dividend        Capital Gain
           Investment   Distributions   Distributions







1998       $            $               $               $       $         $      $

1997       $            $               $               $       $         $      $

1996       $            $               $               $       $         $      $

1995       $            $               $               $       $         $      $

1994       $            $               $               $       $         $      $

1993       $            $               $               $       $         $      $

1992       $            $               $               $       $         $      $

1991       $            $               $               $       $         $      $

1990*      $            $               $               $       $         $      $


* From March 6, 1990 (commencement of operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in the fund on March 6, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested)    amounted to $______. If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain
distribution    s.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take sales charges or    trading fees into consideration    , and
are prepared without regard to tax consequences. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare its performance to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model
portfolios or allocations; saving for college or other goals;    and
charitable giving.     In addition, Fidelity may quote or reprint
financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
   As of April 30, 1998, FMR advised over $__ billion in tax-free fund assets, $__ billion in money market fund assets, $___ billion in equity fund assets, $__ billion in international fund assets, and $___
billion in Spartan fund assets    . The fund may reference the growth
and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE,    EXCHANGE     AND REDEMPTION INFORMATION
The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for
   1998: New Year's Day, Martin Luther King's Birthday    ,
Presidents' Day, Good Friday, Memorial Day, Independence Day
   (observed    ), Labor Day, Thanksgiving Day, and Christmas Day.
Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In
addition,    on days when the Federal Reserve Wire System is closed,
federal funds wires cannot be sent.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the
   SEC    . To the extent that portfolio securities are traded in
other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3    under the 1940 Act    , the fund is required
to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because the fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. The fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A
portion of the fund's dividends derived from certain    U.S.
Government securities may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. If the fund's distributions exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby
reducing each shareholder's cost basis in the fund.     Short-term
capital gains are distributed as dividend income. The fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are
federally taxable as    long-term capital gain    s, regardless of the
length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
   As of April 30, 1998, the fund hereby designates approximately $_______ as a capital gain dividend for the purpose of the dividend-paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net
investment income and net realized capital gains    within each
calendar year as well as on a fiscal year basis, and intends to comply
with other tax rules applicable to regulated investment companies    .
   The fund is treated as a separate entity from the other funds of Fidelity Commonwealth Trust for tax purposes.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, the fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors
should consult their tax advisers to determine whether    a     fund
is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be
voted in accordance with the majority vote of Class B shares.    Under
the Investment Company Act of 1940 (1940 Act)    , control of a
company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own
   accounts     pursuant to a code of ethics that sets forth all
employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
   BT
   BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation, whose principal offices are also at 130 Liberty Street, New York, New York 10006. BT was founded in 1903. As of December 31, 1997 Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $140 billion. BT is a worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of BT with over $250 billion in assets under management globally. Of that total, over $100 billion are in U.S. equity index assets. This makes BT one of the nation's leading managers in index funds.
   BT has been advised by counsel that BT currently may perform the services for each fund described herein without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.
   BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
TRUSTEES AND OFFICERS
   The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the
Advisory Board, and officer who is an "interested person"     (as
defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d    (68)    , Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman
and a    Director of Fidelity Investments Money Management, Inc.
(1998    ), Fidelity Management & Research (U.K.) Inc., and Fidelity
Management & Research (Far East) Inc.
   J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX    (66), Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994).     Prior to
February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS    (66), Trustee    . Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
   ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (   70),     Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and
manufacturing,    1985-1995    ), Hyster-Yale Materials Handling, Inc.
(1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK    (65)    , Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (   55    ), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of
Fidelity Investments Corporate Services (1991-1992).    In addition,
he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY    (64)    , Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH    (69), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group
(strategic advisory services).     Mr. McDonough is a Director of York
International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (   65    ), Trustee (1993), is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993),    Imation Corp. (imaging and information storage, 1997)    ,
and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
   *ROBERT C. POZEN (57), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (   69    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and
First Atlanta Corporation (bank holding company).    He is currently a
Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992)    .
   ROBERT A. LAWRENCE (45), is Vice President of certain Equity Funds
(1997), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).
 ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S.
Securities and Exchange Commission (1979-1981    ).
   RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO    (51    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH    (52)    , Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended April 30, 1998 or calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE

Trustees                                    Aggregate         Total
and                                         Compensation      Compensation
Members of the Advisory Board               from              from the
                                            Spartan Market    Fund Complex*
                                            Index B,C         A

J. Gary Burkhead **                         $ 0               $ 0

Ralph F. Cox                                $                 $ 214,500

Phyllis Burke Davis                         $                 $ 210,000

Robert M. Gates ***                         $                 $176,000

Edward C. Johnson 3d **                     $ 0               $ 0

E. Bradley Jones                            $                 $ 211,500

Donald J. Kirk                              $                 $ 211,500

Peter S. Lynch **                           $ 0               $ 0

William O. McCoy****                        $                 $ 214,500

Gerald C. McDonough                         $                 $ 264,500

Marvin L. Mann                              $                 $ 214,500

Robert C. Pozen**                           $ 0               $ 0

Thomas R. Williams                          $                  $214,500

   * Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
   ** Interested Trustees of the funds and Mr. Burkhead are
compensated by FMR.
   ***Mr. Gates was appointed to the Board of Trustees effective March
1, 1997.
   ****Mr. McCoy was appointed to the Board of Trustees effective
January 1, 1997.
   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
   B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
   C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.
   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of April 30, 1998, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than __% of the fund's total outstanding shares.
   As of April 30, 1998, the following owned of record or beneficially 5% or more of the fund's outstanding shares:
MANAGEMENT CONTRACT
FMR is the fund's manager pursuant to a    management contract dated
December 1, 1997, which was approved by shareholders on November 19,
1997.
Prior to December 1, 1997, FMR was the fund's manager pursuant to a management contract dated February 15, 1990, which was approved by shareholders on September 19, 1990.
   MANAGEMENT AND SUB-ADVISORY SERVICES. The fund employs FMR to furnish investment advisory and other services. FMR provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
   BT is the sub-adviser of the fund and acts as the fund's custodian. Under its management contract with the fund, FMR acts as investment adviser. Under the sub-advisory agreement, and, subject to the supervision of the Board of Trustees, BT directs the investments of the fund in accordance with its investment objective, policies, and limitations, administers the securities lending program of the fund and provides custodial services to the fund.
   MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR, the sub-advisory fee payable to BT, and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
   MANAGEMENT AND SUB-ADVISORY FEES. For the services of FMR under the contract, the fund pays FMR and BT monthly management and sub-advisory fees at the annual rate of __% of its average net assets throughout the month. These fees include management fees of 0.24% payable to FMR, and sub-advisory fees of [less than] 0.01% payable to BT (representing 40% of net income from securities lending). Effective April 18, 1997, FMR has voluntarily agreed to reimburse the fund if and to the extent that the fund's expenses, including management fees (but excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, and extraordinary expenses), are in excess of the annual rate of 0.19% of average net assets of the fund. This agreement will continue through December 31, 1999. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and repayment of reimbursement by the fund will lower its total returns.
       SUB-ADVISER.    The fund and FMR have entered into sub-advisory
agreements with BT. Pursuant to the sub-advisory agreements, FMR has granted BT investment management authority as well as the authority to buy and sell securities.
   Under the sub-advisory agreements, for providing investment management, securities lending and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, as described above, under the sub-advisory agreements, for such services the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.
   For the fiscal years ended     April 30   , 1998, 1997, and 1996,
the fund paid FMR management fees of $_________, $____________, and $__________, respectively. For the fiscal year ended April 30, 1998, the fund paid BT sub-advisory fees of $_________.
   For the fiscal years ended April 30, 1997, and 1998, management fees incurred under the fund's contract prior to reimbursement amounted to $_________ and $_________, respectively (after reduction for compensation to the non-interested Trustees), and management fees reimbursed by FMR amounted to $_________ and $_________, respectively.
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee
   revenue,     as well as its past profits or its other
   resources    , to pay FDC for expenses incurred in connection with
the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of
   Trustees has authorized such payments for fund shares    .
   [Payments made by FMR either directly or through FDC to third parties for the fiscal year ended 1998 amounted to $____].
   [FMR made no payments either directly or through FDC to third parties for the fiscal year ended 19__.]
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Plan was approved by shareholders of Spartan Market Index on September 19, 1990.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
   The fund has entered into a transfer agent agreement with
    FSC   , an affiliate of FMR. Under the terms of the agreement,
    FSC    performs transfer agency, dividend disbursing, and
shareholder services for the fund.
   For providing transfer agency services,     FSC    receives an
account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
   The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
   FSC also collects the fund's $10.00 index account fee from certain accounts with balances of less than $10,000 at the time of the December distribution.
   In addition,     FSC     receives the pro rata portion of the
transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in the fund.
       FSC    pays out-of-pocket expenses associated with providing
transfer agent services. In addition,     FSC    bears the expense of
typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
   The fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for the fund and maintains the fund's portfolio and general accounting records.
   For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0600% of the first $500 million of average net assets and 0.0300% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
   For the fiscal years ended     April 30    1998, 1997, and 1996,
the fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $____, $____, and $____, respectively.
   Effective December 1, 1997, FSC no longer administers the fund's securities lending program. For administering the fund's securities lending program prior to that date, FSC received fees based on the number of and duration of individual securities loans. For the fiscal years ended April 1998, 1997, and 1996, the fund paid FSC securities lending fees of ___, ____, and ____, respectively.
   The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18,
1960.     FDC is a broker-dealer registered under the Securities
Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
   CONTRACTS WITH BT AFFILIATES
   BT is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. However, a fund may invest in obligations of its custodian. Bankers Trust New York Corporation is included in the S&P 500. The Chase Manhattan Bank and The Bank of New York, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
   FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
   BT's fees for custodial services to the fund are included in the fees payable under the sub-advisory agreements.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Spartan Market Index Fund is a fund of Fidelity Commonwealth Trust, an open-end management investment company organized as a Massachusetts business trust on November 8, 1974.
   Currently, there are five funds of the trust: Spartan Market Index Fund, Fidelity Intermediate Bond Fund, Fidelity Small Cap Selector,
Fidelity Small Cap Stock Fund, and Fidelity Large Cap Stock Fund    .
The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
AUDITOR.    __________,     One Post Office Square, Boston,
Massachusetts serves as the fund's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended April 30, 1998, and report of the auditor, are included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
   APPENDIX
ABOUT THE S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price), with the __ largest stocks currently comprising approximately __% of the index's value. The composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. Standard & Poor's may change the index's composition from time to time.
The performance of the S&P 500 is a hypothetical number that does not take into account brokerage commissions and other costs of investing, which the fund bears.
Although Standard & Poor's obtains information for inclusion in or for use in the calculation of the S&P 500 from sources which it considers reliable, Standard & Poor's does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the licensee, owners of the fund, or any other person or entity from the use of the S&P 500 or any data included therein in connection with the rights licensed hereunder or for any other use. Standard & Poor's makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500 and any data included therein.
The following is a list of the 500 stocks comprising the S&P 500 as of
April 30, 1   998    .
[INSERT UPDATED LIST OF COMPANIES PROVIDED BY STANDARD & POOR'S.]
PART C.  OTHER INFORMATION
Item 24.  Financial Statements and Exhibits
(a) Financial Highlights and Financial Statements for Fidelity Intermediate Bond Fund, Fidelity Small Cap Selector, and Spartan Market Index Fund will be filed by subsequent amendment.
(b) Exhibits
 1. (a) Amended and Restated Declaration of Trust, dated June 16, 1994, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 53.
  (b) Supplement to the Declaration of Trust, dated June 6, 1997, is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 62.
 2. Bylaws of Trust, as amended, are incorporated herein by reference
to Exhibit 2(a) to Fidelity Union Street        Trust's (File No.
2-50318) Post-Effective Amendment No. 87.
 3. Not Applicable.
 4. Not Applicable.
 5. (a) Management Contract, dated December 1, 1994, between Fidelity Commonwealth Trust, on behalf of Fidelity Intermediate Bond Fund, and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 56.
  (b) Management Contract, dated December 1, 1997, between Fidelity Commonwealth Trust, on behalf of Spartan Market Index Fund, and Fidelity Management & Research Company is filed herein as Exhibit 5(b).
  (c) Management Contract, dated November 1, 1994, between Fidelity Commonwealth Trust, on behalf of Fidelity Small Cap Stock Fund (currently known as Fidelity Small Cap Selector), and Fidelity Management & Research Company is incorporated herein by reference to
Exhibit 5(c) of Post-Effective Amendment No. 56.
  (d) Management Contract, dated May 18, 1995, between Fidelity Commonwealth Trust, on behalf of Fidelity Large Cap Stock Fund, and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 57.
  (e) Management Contract between Fidelity Commonwealth Trust, on behalf of Fidelity Small Cap Stock Fund, and Fidelity Management & Research Company, is filed herein as Exhibit 5(e).
  (f) Sub-Advisory Agreement, dated December 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc. and Fidelity Commonwealth Trust on behalf of Fidelity Intermediate Bond Fund is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 56.
  (g) Sub-Advisory Agreement, dated December 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (Far
East) Inc. and Fidelity Commonwealth Trust on behalf of Fidelity Intermediate Bond Fund is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 56.
  (h) Sub-Advisory Agreement, dated June 17, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Small Cap Stock Fund (currently known as Fidelity Small Cap Selector) is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 50.
  (i) Sub-Advisory Agreement, dated June 17, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Small Cap Stock Fund (currently known as Fidelity Small Cap Selector) is incorporated herein by reference to
Exhibit 5(g) of Post-Effective Amendment No. 50.
  (j) Sub-Advisory Agreement, dated May 18, 1995, between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc. and Fidelity Commonwealth Trust on behalf of Fidelity Large Cap Stock Fund is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 57.
  (k) Sub-Advisory Agreement, dated May 18, 1995, between Fidelity Management & Research Company, Fidelity Management & Research (Far
East) Inc. and Fidelity Commonwealth Trust on behalf of Fidelity Large Cap Stock Fund is incorporated herein by reference to Exhibit 5(j) of Post-Effective Amendment No. 57.
  (l) Sub-Advisory Agreement between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc. and Fidelity Commonwealth Trust on behalf of Fidelity Small Cap Stock Fund is filed herein as Exhibit 5(l).
  (m) Sub-Advisory Agreement between Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc. and Fidelity Commonwealth Trust on behalf of Fidelity Small Cap Stock Fund is filed herein as Exhibit 5(m).
  (n) Sub-Advisory Agreement and Appendix A between Fidelity Management & Research Company, Bankers Trust Company, and Fidelity Commonwealth Trust, on behalf of Spartan Market Index Fund, dated December 1, 1997 is filed herein as Exhibit 5(n).
 6. (a) General Distribution Agreement, dated April 1, 1987, between Fidelity Intermediate Bond Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 57.
  (b) Amendment to General Distribution Agreement, dated January 1, 1988, between Fidelity Intermediate Bond Fund and Fidelity Distributors Corporation is incorporated herein by reference to
Exhibit 6(b) of Post-Effective Amendment No. 57.
  (c) General Distribution Agreement, dated February 15, 1990, between Spartan Market Index Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 57.
  (d) General Distribution Agreement, dated June 17, 1993, between Fidelity Commonwealth Trust with respect to Fidelity Small Cap Stock Fund (currently known as Fidelity Small Cap Selector) and Fidelity Distributors Corporation is incorporated herein by reference to
Exhibit 6(d) of Post-Effective Amendment No. 50.
  (e) General Distribution Agreement, dated May 18, 1995, between Fidelity Commonwealth Trust with respect to Fidelity Large Cap Stock Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 57.
  (f) General Distribution Agreement between Fidelity Commonwealth Trust with respect to Fidelity Small Cap Stock Fund and Fidelity Distributors Corporation is filed herein as Exhibit 6(f).
  (g) Amendments to General Distribution Agreement between Fidelity Commonwealth Trust on behalf of Fidelity Intermediate Bond Fund, Spartan Market Index Fund and Fidelity Large Cap Stock Fund, and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's (File No. 2-58774) Post Effective Amendment No. 61.
  (h) Amendments to General Distribution Agreement between Fidelity Commonwealth Trust on behalf of Fidelity Small Cap Stock Fund (currently known as Fidelity Small Cap Selector) and Fidelity Distributors Corporation, dated March 14, 1996, and July 15, 1996, are incorporated herein by reference to Exhibit 6(l) of Fidelity Select Portfolios' (File No. 2-69972) Post-Effective Amendment No. 57.
  (i) Form of Bank Agency Agreement (most recently revised January,
1997) is filed herein as Exhibit 6(i).
  (j) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997) is filed herein as Exhibit 6(j).
 7. (a) Retirement Plan for Non-Interested Person Trustees, Directors
or General Partners, as amended on    November 16, 1995, is
incorporated herein by reference to Exhibit 7(a) of Fidelity Select
 Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
  (b) The Fee Deferral Plan for Non-Interested Person Directors and
Trustees of the Fidelity Funds, ef-   fective as of September 14, 1995
and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 8. (a) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers
 Harriman & Company and Fidelity Commonwealth Trust on behalf of
Fidelity Small Cap Stock    Fund (currently known as Fidelity Small
Cap Selector), and Fidelity Large Cap Stock Fund is in   corporated
herein by reference to Exhibit 8(a) of Post-Effective  Amendment No.
56.
  (b) Appendix A, dated October 16, 1997, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Commonwealth
Trust on behalf of    Fidelity Small Cap Stock Fund (currently known
as Fidelity Small Cap Selector), and Fidelity Large Cap Stock Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity
Contrafund's    (File No. 2-25235) Post-Effective Amendment No. 50.
  (c) Appendix B, dated September 18, 1997, to the Custodian
Agreement, dated September 1, 1994,       between Brown Brothers
Harriman & Company and Fidelity Commonwealth Trust on behalf of Fidelity Small Cap Stock Fund (currently known as Fidelity Small Cap Selector), and Fidelity Large Cap Stock Fund is incorporated herein
by reference to Exhibit 8(c) of Fidelity Contrafund's    (File No.
2-25235) Post-Effective Amendment No. 50.
  (d) Custodian Agreement and Appendix C, dated December 1, 1994,
between The Bank of New York         and Fidelity Commonwealth Trust
on behalf of Fidelity Intermediate Bond Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street
Trust's (File No. 33-52577) Post-Ef-   fective Amendment No. 4.
  (e) Appendix A, dated September 18, 1997, to the Custodian
Agreement, dated December 1, 1994, be   tween The Bank of New York and
Fidelity Commonwealth Trust on behalf of Fidelity Intermedi-   ate
Bond Fund is incorporated herein by reference to Exhibit 8(e) of
Fidelity Charles Street    Trust's (File No. 2-73133) Post-Effective
Amendment No. 62.
  (f) Appendix B, dated September 18, 1997, to the Custodian
Agreement, dated December 1, 1994,              between The Bank of
New York and Fidelity Commonwealth Trust on behalf of Fidelity Inter-
 mediate Bond Fund is incorporated herein by reference to Exhibit 8(f)
of Fidelity Charles Street    Trust's (File No. 2-73133)
Post-Effective Amendment No. 62.
  (g) Fidelity Group Repo Custodian Agreement among The Bank of New
York, J. P. Morgan Securi-   ties, Inc., and the Registrant, dated
February 12, 1996, is incorporated herein by reference to Ex-   hibit
8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808)
Post-Effective Amendment    No. 31.
  (h) Schedule 1 to the Fidelity Group Repo Custodian Agreement
between The Bank of New York and    the Registrant, dated February 12,
1996, is incorporated herein by reference to Exhibit 8(e) of Fi-delity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (i) Fidelity Group Repo Custodian Agreement among Chemical Bank,
Greenwich Capital Markets,    Inc., and the Registrant, dated November
13, 1995, is incorporated herein by reference to Exhibit    8(f) of
Fidelity Institutional Cash Portfolios' (File No. 2-74808)
Post-Effective Amendment No.    31.
  (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement
between Chemical Bank and the    Registrant, dated November 13, 1995,
is incorporated herein by reference to Exhibit 8(g) of Fidel-   ity
Institutional Cash Portfolios' (File No. 2-74808) Post-Effective
Amendment No. 31.
  (k) Joint Trading Account Custody Agreement between The Bank of New
York and the Registrant,    dated May 11, 1995, is incorporated herein
by reference to Exhibit 8(h) of Fidelity Institutional    Cash
Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (l) First Amendment to Joint Trading Account Custody Agreement
between The Bank of New York    and the Registrant, dated July 14,
1995, is incorporated herein by reference to Exhibit 8(i) of Fi-delity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (m) Forms of Fidelity Group Repo Custodian Agreement and  Schedule 1
among The Bank of New    York, J. P. Morgan Securities, Inc., and
Fidelity Commonwealth Trust on behalf of Fidelity Small    Cap Stock
Fund are filed herein as Exhibit 8(m).
  (n) Forms of Fidelity Group Repo Custodian Agreement and Schedule 1
among Chemical Bank,    Greenwich Capital Markets, Inc., and Fidelity
Commonwealth Trust on behalf of Fidelity Small    Cap Stock Fund are
filed herein as Exhibit 8(n).
  (o) Forms of Joint Trading Account Custody Agreement and First
Amendment to Joint Trading Ac-   count Custody Agreement between The
Bank of New York and Fidelity Commonwealth Trust on    behalf of
Fidelity Small Cap Stock Fund are filed herein as Exhibit 8(o).
  (p) Form of Custodian Agreement and Appendix B and C, between Brown
Brothers Harriman &    Company and Fidelity Commonwealth Trust on
behalf of Fidelity Small Cap Stock Fund is filed    herein as Exhibit
8(p).
  (q) Custodian Agreement, Appendix A and Appendix C, dated November
5, 1997, between Bankers    Trust Company and the Registrant, on
behalf of Spartan Market Index Fund, is filed herein as Ex-   hibit
8(q).
  (r) Appendix B, dated December 17, 1997, between Bankers Trust
Company and the Registrant, on   behalf of Spartan Market Index Fund,
is filed herein as Exhibit 8(r).
  9. Not applicable.
 10. Not applicable.
 11. Not applicable.
 12. Not applicable.
 13. Not applicable.
 14. (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
  (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
  (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 15. (a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Intermediate Bond Fund is incorporated herein by reference to
Exhibit 15(a) of Post-Effective Amendment No. 62.
  (b) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Market Index Fund is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 62.
  (c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Stock Fund is incorporated herein by reference to
Exhibit 15(c) of Post-Effective Amendment No. 62.
  (d) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Stock Fund is filed herein as Exhibit 15(d).
 16. (a) A schedule for computation of moving averages for Fidelity Small Cap Stock Fund (currently known as Fidelity Small Cap Selector) is incorporated herein by reference to Exhibit 16(a) of Post-effective Amendment No. 60.
  (b) A schedule for computation of 30 day yield calculations on behalf of Fidelity Intermediate Bond Fund is Incorporated herein by reference to Exhibit 16(b) of Post-effective Amendment No. 60.
  (c) A schedule for computation of total return calculations on behalf of Fidelity Intermediate Bond Fund is incorporated herein by reference to Exhibit 16(c) of Post-Effective No. 60.
 17. Not applicable.
 18. Not applicable.
Item 25.  Persons Controlled by or Under Common Control With
Registrant
 The Board of Trustees of the Registrant is the same as the board of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities

Title of Class:  Shares of Beneficial Interest as of January 31, 1998
 Name of Series      Number of Record Holders
 Fidelity Intermediate Bond Fund   575,139
 Spartan Market Index Fund    136,977
 Fidelity Small Cap Selector     99,285
 Fidelity Large Cap Stock Fund     11,598
 Fidelity Small Cap Stock Fund             0
Item 27.  Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Board and Director of FMR; President
                            and Chief Executive Officer of FMR Corp.; Chairman
                            of the Board and Director of FMR Corp., FIMM, FMR
                            U.K., and FMR FAR EAST; Chairman of the Executive
                            Committee of FMR; Director of Fidelity Investments
                            Japan Limited; President and Trustee of funds advised
                            by FMR.



Robert C. Pozen             President and Director of FMR; Senior Vice President
                            and Trustee of funds advised by FMR; President and
                            Director of FIMM, FMR U.K., and FMR FAR EAST;
                            Previously, General Counsel, Managing Director, and
                            Senior Vice President of FMR Corp.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



John H. Carlson             Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill         Senior Vice President of FMR and Vice President of
                            Bond Funds advised by FMR; Vice President of FIMM.



Brian Clancy                Vice President of FMR and Treasurer of FMR, FIMM,
                            FMR U.K., and FMR FAR EAST.



Barry Coffman               Vice President of FMR.



Arieh Coll                  Vice President of FMR.



Stephen G. Manning          Assistant Treasurer of FMR, FIMM, FMR U.K., FMR
                            FAR EAST; Treasurer of FMR Corp.



William Danoff              Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Scott E. DeSano             Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



Walter C. Donovan           Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and of funds advised by FMR.



William R. Ebsworth         Vice President of FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            U.K., and FMR FAR EAST; Secretary of FIMM.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Senior Vice President of FMR and Vice President of
                            Money Market Funds advised by FMR.



Bart A. Grenier             Vice President of High-Income Funds advised by
                            FMR;Vice President of FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



Richard Hazelwood           Vice President of FMR.



Fred L. Henning Jr.         Senior Vice President of FMR and Vice President of
                            Fixed-Income funds advised by FMR.



Bruce T. Herring            Vice President of FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Senior Vice President of FMR and Vice President of
                            funds advised by FMR;  Director of FMR Corp.;
                            Associate Director and Senior Vice President of Equity
                            funds advised by FMR.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            U.K.



Robert A. Lawrence          Senior Vice President of FMR and Vice President of
                            Fidelity Real Estate High Income and Fidelity Real
                            Estate High income II funds advised by FMR; Associate
                            Director and Senior Vice President of Equity funds
                            advised by FMR; Previously, Vice President of High
                            Income funds advised by FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Charles A. Mangum           Vice President of FMR and of a fund advised by FMR.



Kevin McCarey               Vice President of FMR and of a fund advised by FMR.



Diane M. McLaughlin         Vice President of FMR.



Neal P. Miller              Vice President of FMR.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Scott A. Orr                Vice President of FMR and of funds advised by FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kevin A. Richardson         Vice President of FMR.



Eric D. Roiter              Senior Vice President and General Counsel of FMR and
                            Secretary of funds advised by FMR.



Mark S. Rzepczynski         Vice President of FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Fergus Shiel                Vice President of FMR.



Richard A. Silver           Vice President of FMR.



Carol A. Smith-Fachetti     Vice President of FMR.



Steven J. Snider            Vice President of FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Previously, Senior Vice President and Director of
                            Operations and Compliance of FMR U.K.



Thomas M. Sprague           Vice President of FMR and of funds advised by FMR.



Robert E. Stansky           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Scott D. Stewart            Vice President of FMR.



Cynthia L. Strauss          Vice President of FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR and Vice President of
                            funds advised by FMR; Director of FMR Corp.



Steven S. Wymer             Vice President of FMR and of a fund advised by FMR.





(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company.  The
directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR U.K.,
                       FMR, FMR Corp., FIMM, and FMR FAR EAST;
                       President and Chief Executive Officer of FMR Corp.;
                       Chairman of the Executive Committee of FMR;
                       Director of Fidelity Investments Japan Limited;
                       President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice President
                       and Trustee of funds advised by FMR; President and Director of FIMM, FMR U.K., and FMR FAR EAST;
                       Previously, General Counsel, Managing Director, and
                       Senior Vice President of FMR Corp.



Brian Clancy           Treasurer of FMR U.K., FMR FAR EAST, FMR, and
                       FIMM and Vice President of FMR.



Stephen G. Manning     Assistant Treasurer of FMR U.K., FMR, FMR FAR
                       EAST, and FIMM; Treasurer of FMR Corp.



Francis V. Knox        Compliance Officer of FMR U.K.; Previously, Vice
                       President of FMR.



Jay Freedman           Clerk of FMR U.K., FMR FAR EAST, and FMR Corp.;
                       Assistant Clerk of FMR; Secretary of FIMM.



Sarah H. Zenoble       Senior Vice President and Director of Operations
                       andCompliance.






(3)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) INC. (FMR FAR
EAST)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR
                       FAR EAST, FMR, FMR Corp., FIMM, and FMR
                       U.K.; Chairman of the Executive Committee of
                       FMR; President and Chief Executive Officer of
                       FMR Corp.; Director of Fidelity Investments
                       Japan Limited; President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice
                       President and Trustee of funds advised by FMR;
                       President and Director of FIMM, FMR U.K., and
                       FMR FAR EAST; Previously, General Counsel,
                       Managing Director, and Senior Vice President of
                       FMR Corp.



Robert H. Auld         Senior Vice President of FMR FAR EAST.



Brian Clancy           Treasurer of FMR FAR EAST, FMR U.K., FMR,
                       and FIMM and Vice President of FMR.



Jay Freedman           Clerk of FMR FAR EAST, FMR U.K., and FMR
                       Corp.; Assistant Clerk of FMR; Secretary of
                       FIMM.



Stephen G. Manning     Assistant Treasurer of FMR FAR EAST, FMR,
                       FMR U.K., and FIMM; Treasurer of FMR Corp.



Billy Wilder           Vice President of FMR FAR EAST; President
                       and Representative Director of Fidelity
                       Investments Japan Limited.








(4)  BANKERS TRUST COMPANY (BT)
      One Bankers Trust Plaza, New York, NY 10006
 BT provides investment advisory services to Spartan Market Index Fund and Fidelity Management and Research Company. The directors and officers of BT have held, during the past two fiscal years, the following positions of a substantial nature.
Frank N. Newman          President, Chief Executive Officer, and Chair
                         man of the Board of BT and Bankers Trust New
                         York Corporation; Director of BT.



Richard H. Daniel        Vice Chairman and Chief Financial Officer of
                         BT and Bankers Trust New York Corporation;
                         Director of BT.



George J. Vojta          Vice Chairman of BT and Bankers Trust New
                         York Corporation; Director of BT.



Melvin A. Yellin         Senior Managing Director and General Counsel
                         of BT and Bankers Trust New York
                         Corporation.



David Marshall           Senior Managing Director; Chief Information
                         Officer and Executive Vice President of
                         Bankers Trust New York Corporation.



Lee A. Ault III          Director of BT.



Neil R. Austrian         Director of BT.



George B. Beitzel        Director of BT.



Philip A. Griffiths      Director of BT.



William R. Howell        Director of BT.



Vernon E. Jordan, Jr.    Director of BT.



Hamish Maxwell           Director of BT.



N. J. Nicholas Jr.       Director of BT.



Russell E Palmer         Director of BT.



Donald L. Staheli        Director of BT.



Patricia Carry Stewart   Director of BT.



G. Richard Thoman        Director of BT.



Paul A. Volcker          Director of BT.



Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

James Curvey           Director                   None

Martha B. Willis       President                  None

Eric D. Roiter         Senior Vice President      Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians, the Bank of New York, 110 Washington Street, New York, N.Y. (Fidelity Intermediate Bond Fund), Bankers Trust Company, 130 Liberty Street, New York, N.Y. 10006 (Spartan Market Index Fund), and Brown Brothers Harriman & Company, 40 Water Street, Boston, MA 02109 (Fidelity Small Cap Selector (formerly known as Fidelity Small Cap Stock Fund), Fidelity Large Cap Stock Fund, and Fidelity Small Cap Stock Fund).
Item 31. Management Services
  Not applicable.
Item 32. Undertaking

(a) The Registrant undertakes for Fidelity Intermediate Bond Fund, Spartan Market Index Fund, Fidelity Small Cap Selector (formerly known as Fidelity Small Cap Stock Fund), Fidelity Large Cap Stock Fund, and Fidelity Small Cap Stock Fund: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in
Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.

(b) The Registrant, on behalf of Fidelity Intermediate Bond Fund, Spartan Market Index Fund, Fidelity Small Cap Selector (formerly known as Fidelity Small Cap Stock Fund), Fidelity Large Cap Stock Fund, and Fidelity Small Cap Stock Fund, provided the information required by
Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

(c) The Registrant undertakes to file a Post-Effective Amendment, using financial statements for Fidelity Small Cap Stock Fund, which need not be certified, within six months of the effectiveness of the fund's initial registration statement, provided such filing is then required by regulations of the Securities and Exchange Commission.


SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 65 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusets, on the 2nd day of April 1998.

      FIDELITY COMMONWEALTH TRUST
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     (Signature)    (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)     President and Trustee           April 2, 1998

Edward C. Johnson 3d                  (Principal Executive Officer)



/s/Richard A. Silver                  Treasurer                       April 2, 1998

Richard A. Silver



/s/Robert C. Pozen                    Trustee                         April 2, 1998

Robert C. Pozen



/s/Ralph F. Cox                   *   Trustee                         April 2, 1998

Ralph F. Cox



/s/Phyllis Burke Davis        *       Trustee                         April 2, 1998

Phyllis Burke Davis



/s/Robert M. Gates             **     Trustee                         April 2, 1998

Robert M. Gates



/s/E. Bradley Jones             *     Trustee                         April 2, 1998

E. Bradley Jones



/s/Donald J. Kirk                *    Trustee                         April 2, 1998

Donald J. Kirk



/s/Peter S. Lynch                *    Trustee                         April 2, 1998

Peter S. Lynch



/s/Marvin L. Mann             *       Trustee                         April 2, 1998

Marvin L. Mann



/s/William O. McCoy         *         Trustee                         April 2, 1998

William O. McCoy



/s/Gerald C. McDonough   *            Trustee                         April 2, 1998

Gerald C. McDonough



/s/Thomas R. Williams       *         Trustee                         April 2, 1998

Thomas R. Williams


(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Hereford Street Trust
Fidelity Advisor Series I                Fidelity Income Fund
Fidelity Advisor Series II               Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV               Fidelity Investment Trust
Fidelity Advisor Series V                Fidelity Magellan Fund
Fidelity Advisor Series VI               Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII              Fidelity Money Market Trust
Fidelity Advisor Series VIII             Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust             Fidelity Municipal Trust
Fidelity Boston Street Trust             Fidelity Municipal Trust II
Fidelity California Municipal Trust      Fidelity New York Municipal Trust
Fidelity California Municipal Trust II   Fidelity New York Municipal Trust II
Fidelity Capital Trust                   Fidelity Phillips Street Trust
Fidelity Charles Street Trust            Fidelity Puritan Trust
Fidelity Commonwealth Trust              Fidelity Revere Street Trust
Fidelity Concord Street Trust            Fidelity School Street Trust
Fidelity Congress Street Fund            Fidelity Securities Fund
Fidelity Contrafund                      Fidelity Select Portfolios
Fidelity Corporate Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust              Fidelity Summer Street Trust
Fidelity Court Street Trust II           Fidelity Trend Fund
Fidelity Covington Trust                 Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund                Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                 Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity Union Street Trust
  Portfolio, L.P.                        Fidelity Union Street Trust II
Fidelity Devonshire Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                   Newbury Street Trust
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II
Fidelity Government Securities Fund      Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d   July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates              March 6, 1997

Robert M. Gates

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d    /s/Peter S. Lynch

Edward C. Johnson 3d       Peter S. Lynch




/s/J. Gary Burkhead        /s/William O. McCoy

J. Gary Burkhead           William O. McCoy


/s/Ralph F. Cox    /s/Gerald C. McDonough

Ralph F. Cox       Gerald C. McDonough


/s/Phyllis Burke Davis    /s/Marvin L. Mann

Phyllis Burke Davis       Marvin L. Mann


/s/E. Bradley Jones    /s/Thomas R. Williams

E. Bradley Jones       Thomas R. Williams


/s/Donald J. Kirk

Donald J. Kirk